As filed with the Securities and Exchange Commission on June 30, 1997

                                                                     File Nos.
                                                                     811-7851
                                                                     333-13601

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.   1                              (X)

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   1                                             (X)

                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
               (Exact Name of Registrant as Specified in Charter)

                 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (415) 312-2000

         HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Name and Address of Agent for Service of Process)

  Approximate Date of Proposed Public Offering:

  It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on June 30, 1997 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(i)
  [ ] on (date) pursuant to paragraph (a)(i)
  [ ] 75 days after filing pursuant to paragraph (a)(ii)
  [ ] on (date) pursuant to paragraph (a)(ii) of rule 485

  If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




DECLARATION PURSUANT TO RULE 24F-2. The issuer has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to
Section 24f-2 under the Investment Company Act of 1940.




                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                 PART A: INFORMATION REQUIRED IN THE PROSPECTUS

N-1A                                          LOCATION IN
ITEM NO.        ITEM                          REGISTRATION STATEMENT

1.              Cover Page                    Cover Page

2.              Synopsis                      "Expense Summary"

3.              Condensed Financial           "Financial Highlights"; "How Does
                Information                   the Fund Measure Performance?"

4.              General Description of        "How is the Trust Organized?";
                Registrant                    "How does the Fund Invest its
                                              Assets?"; "What are the Fund's
                                              Potential Risks?"; "How do the
                                              Underlying Funds Invest their
                                              Assets?"; "What are the Underlying
                                              Funds' Potential Risks?"; "What
                                              are some of the Other Investment
                                              Policies and Strategies of, and
                                              Risks of an Investment in the
                                              Underlying Funds'?"

5.              Management of the Fund        "Who Manages the Fund?"

5A.             Management's Discussion       Contained in Registrant's Annual
                of Fund Performance           Report to Shareholders

6.              Capital Stock and             "How is the Trust Organized?";
                Other Securities              "What Distributions Might I
                                              Receive from the Fund?"; "Taxes";
                                              "How Do I Buy Shares?"; "Services
                                              to Help You Manage Your Account"

7.              Purchase of Securities        Cover Page; "How Do I Buy
                Being Offered                 Shares?"; "May I Exchange Shares
                                              for Shares of Another Fund?"; "Who
                                              Manages the Fund?"; "Transaction
                                              Procedures and Special
                                              Requirements"

8.              Redemption or Repurchase      "How Do I Sell Shares?"; "May I
                                              Exchange Shares for Shares of
                                              Another Fund?"; "Transaction
                                              Procedures and Special
                                              Requirements"; "Services to Help
                                              You Manage Your Account"

9.              Legal Proceedings             Not Applicable




                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                       PART B: Information Required in the
                       STATEMENT OF ADDITIONAL INFORMATION

10.             Cover Page                    Cover Page

11.             Table of Contents             Table of Contents

12.             General Information           Not Applicable
                and History

13.             Investment Objectives         "How does the Fund Invest its
                and Policies                  Assets?"; "Investment
                                              Restrictions";

14.             Management of the             "Officers and Trustees"
                Registrant

15.             Control Persons and           "Officers and Trustees";
                Principal Holders of          "Miscellaneous Information"
                Securities

16.             Investment Advisory and       "Investment Advisory, Asset
                Other Services                Allocation and Other Services";
                                              "The Fund's Underwriter"

17.             Brokerage Allocation          "How does the  Fund Buy Securities
                                              For its Portfolio?"

18.             Capital Stock and Other       See Prospectus --- "How is the
                Securities                    Trust Organized?"

19.             Purchase, Redemption and      "How Do I Buy, Sell and Exchange
                Pricing of Securities         Shares?"; "How are Fund Shares
                Being Offered                 Valued?"

20.             Tax Status                    "Additional Information on
                                              Distributions and Taxes"

21.             Underwriters                  "The Fund's Underwriter"

22.             Calculation of                "How does the Fund Measure
                Performance Data              Performance?"

23.             Financial Statements          "Financial Statements"







                         SUPPLEMENT DATED JUNE 30, 1997
                              TO THE PROSPECTUS OF
                               FRANKLIN TEMPLETON
                              FUND ALLOCATOR SERIES
                             Dated December 31, 1996

I. "EXPENSE SUMMARY"

This section is added following the section entitled "Expense Summary."

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history for the period December 31, 1996 (inception) through April 30, 1997. The information has not been audited.


                                                               For The Period
                                                            Ended April 30, 1997
                                                                 (unaudited)
--------------------------------------------------------------------------------
FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND:  CLASS I SHARES

PER SHARE OPERATING PERFORMANCE

Net Asset Value at Beginning of Period.............               $10.00
Net Investment Income..............................                  .05
Net Realized & Unrealized Gain (Loss) on Securities                  .032
Total From Investment Operations...................                  .082
Distributions From Net Investment Income...........                 (.032)
Total Distributions................................                 (.032)
Net Asset Value at End of Period...................               $10.05
Total Return+......................................                 0.82%

RATIOS/SUPPLEMENTAL DATA

Net Assets at End of Period (in 000's).............               $426
Ratio of Expenses to Average Net Assets++..........                 0.75%
Ratio of Net Investment Income to Average Net Assets*               2.10%
Portfolio Turnover Rate............................                20.08%

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND:  CLASS II SHARES

PER SHARE OPERATING PERFORMANCE

Net Asset Value at Beginning of Period.............               $10.00
Net Investment Income..............................                  .03
Net Realized & Unrealized Gain (Loss) on Securities                 (.001)
Total From Investment Operations...................                  .029
Distributions From Net Investment Income...........                 (.029)
Total Distributions................................                 (.029)
Net Asset Value at End of Period...................               $10.00
Total Return+......................................                 0.28%

RATIOS/SUPPLEMENTAL DATA

Net Assets at End of Period (in 000's).............               $1,109
Ratio of Expenses to Average Net Assets++..........                 1.52%
Ratio of Net Investment Income to Average Net Assets*               1.35%
Portfolio Turnover Rate............................                20.08%


                                                              For The Period
                                                            Ended April 30, 1997
                                                               (unaudited)
--------------------------------------------------------------------------------
FRANKLIN TEMPLETON MODERATE TARGET FUND:  CLASS I SHARES

PER SHARE OPERATING PERFORMANCE

Net Asset Value at Beginning of Period.............               $10.00
Net Investment Income..............................                  .03
Net Realized & Unrealized Gain (Loss) on Securities                  .234
Total From Investment Operations...................                  .264
Distributions From Net Investment Income...........                 (.024)
Total Distributions................................                 (.024)
Net Asset Value at End of Period...................               $10.24
Total Return+......................................                 2.64%

RATIOS/SUPPLEMENTAL DATA

Net Assets at End of Period (in 000's).............               $11,040
Ratio of Expenses to Average Net Assets++..........                     0.70%
Ratio of Net Investment Income to Average Net Assets*                   1.54%
Portfolio Turnover Rate............................                   187.85%

FRANKLIN TEMPLETON MODERATE TARGET FUND:  CLASS II SHARES

PER SHARE OPERATING PERFORMANCE

Net Asset Value at Beginning of Period.............               $10.00
Net Investment Income..............................                  .02
Net Realized & Unrealized Gain (Loss) on Securities                  .161
Total From Investment Operations...................                  .181
Distributions From Net Investment Income...........                 (.011)
Total Distributions................................                 (.011)
Net Asset Value at End of Period...................               $10.17
Total Return+......................................                 1.81%

RATIOS/SUPPLEMENTAL DATA

Net Assets at End of Period (in 000's).............               $1,568
Ratio of Expenses to Average Net Assets++..........                 1.50%
Ratio of Net Investment Income to Average Net Assets*               0.79%
Portfolio Turnover Rate............................               187.85%


                                                               For The Period
                                                            Ended April 30, 1997
                                                                (unaudited)
--------------------------------------------------------------------------------
FRANKLIN TEMPLETON GROWTH TARGET FUND:  CLASS I SHARES

PER SHARE OPERATING PERFORMANCE

Net Asset Value at Beginning of Period.............               $10.00
Net Investment Income..............................                    --
Net Realized & Unrealized Gain (Loss) on Securities                  .170
Total From Investment Operations...................                  .170
Distributions From Net Investment Income...........                    --
Total Distributions................................                    --
Net Asset Value at End of Period...................               $10.17
Total Return+......................................                 1.70%

RATIOS/SUPPLEMENTAL DATA

Net Assets at End of Period (in 000's).............               $1,635
Ratio of Expenses to Average Net Assets++..........                 0.75%
Ratio of Net Investment Income to Average Net Assets*               0.06%
Portfolio Turnover Rate............................                24.89%

FRANKLIN TEMPLETON GROWTH TARGET FUND:  CLASS II SHARES

PER SHARE OPERATING PERFORMANCE

Net Asset Value at Beginning of Period.............               $10.00
Net Investment Income..............................                    --
Net Realized & Unrealized Gain (Loss) on Securities                  .170
Total From Investment Operations...................                  .170
Distributions From Net Investment Income...........                    --
Total Distributions................................                    --
Net Asset Value at End of Period...................               $10.17
Total Return+......................................                 1.70%

RATIOS/SUPPLEMENTAL DATA

Net Assets at End of Period (in 000's).............               $1,449
Ratio of Expenses to Average Net Assets++..........                 1.43%
Ratio of Net Investment Income to Average Net Assets*              (0.69)%
Portfolio Turnover Rate............................                24.89%

*Annualized

+Total return measures the change in value of an investment over the period. It is not annualized. It does not include the maximum front-end sales charge or Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains at Net Asset Value.

++During the period indicated, Advisers agreed in advance to waive a portion of the asset allocation fees and made payments of other expenses incurred by the Funds. Had such action not been taken, the ratio of expenses to average net assets during the period would have been as follows:


                                                 RATIO OF
                                                 EXPENSES
                                                TO AVERAGE
                                                NET ASSETS
----------------------------------------------------------
FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND:

Class I Shares                                   12.38%
Class II Shares                                  13.13%

FRANKLIN TEMPLETON MODERATE TARGET FUND:

Class I Shares                                    1.62%
Class II Shares                                   2.37%

FRANKLIN TEMPLETON GROWTH TARGET FUND:

Class I Shares                                    8.51%
Class II Shares                                   9.61%


II. "HOW DO I BUY SHARES?"

The section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended as follows:

 A.  Category 8 is replaced with:

     8. Chilean retirement plans that meet the requirements described under "Retirement Plans" below.

 B.  Category 5 is deleted in its entirety.

III. "HOW DO I BUY SHARES?"

The following paragraph is added after the list of "Sales Charge Waivers" under "How Do I Buy Shares?":

Retirement Plans. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? Contingent Deferred Sales Charge" for details.

IV. "HOW DO I BUY SHARES?"

The section "How Do I Buy Shares? - Other Payments to Securities Dealers" is replaced in its entirety with the following:

Other Payments to Securities Dealers

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1.   Class II purchases - up to 1% of the purchase price.

2.   Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers Retirement Plans" above - up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

V. "MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?"

The following paragraph is added at the end of this section.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.

VI. "HOW DO I SELL SHARES?"

The following replaces in its entirety the discussion preceding the section entitled "Trust Company Retirement Plan Accounts" under "How Do I Sell Shares?" You may sell (redeem) your shares at any time.

METHOD      STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL     1. Send us written instructions signed by all account owners. If you would like your redemption proceeds wired to a bank account, your instructions should include:

               o The name, address and telephone number of the bank where you want the proceeds sent

               o    Your bank account number

               o    The Federal Reserve ABA routing number

               o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

            2. Include any outstanding share certificates for the shares you are selling

            3. Provide a signature guarantee if required

            4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.
--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

            Telephone requests will be accepted:

            o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

            o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

            o Unless you are selling shares in a Trust Company retirement plan account

            o Unless the address on your account was changed by phone within the last 15 days

            -    If you do not want the  ability  to redeem by phone to apply to your account, please let us know.
--------------------------------------------------------------------------------
THROUGH YOUR
DEALER           Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

VII. "HOW DO I SELL SHARES?"

The following is added under "How Do I Sell Shares? - Contingent Deferred Sales Charge":

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

VIII. "HOW DO I SELL SHARES?"

The section "Contingent Deferred Sales Charge - Waivers" under "How Do I Sell Shares?" is replaced in its entirety with the following:

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o    Exchanges

o    Account fees

o    Sales of shares purchased pursuant to a sales charge waiver

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares? - Other Payments to Securities Dealers"

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o    Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect

o    Participant   initiated   distributions  from  employee  benefit  plans  or
     participant initiated exchanges among investment choices in employee benefit plans

IX. "TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS"

The section "Electronic Instructions" under Transaction Procedures and Special Requirements - Account Registrations and Required Documents" is replaced with the following:

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.

TAX IDENTIFICATION NUMBER

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.







PROSPECTUS & APPLICATION

Franklin Templeton Fund Allocator Series

INVESTMENT STRATEGY
 GROWTH & INCOME

DECEMBER 31, 1996

Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund
--------------------------------------------------------------------------------

This prospectus describes the three series of Franklin Templeton Fund Allocator Series (the "Trust"). Each series offers two classes of shares.

Each Fund may individually or together be referred to as the "Fund(s)." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

The Trust has a Statement of Additional Information ("SAI") dated December 31, 1996, as may be amended from time to time. It includes more information about the Trust's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Trust at the address shown.

Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit
Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Trust involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

Franklin
Templeton
Fund Allocator
Series
--------------------------------------------------------------------------------
December 31, 1996

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund

Expense Summary ..............                               2

How does the Fund Invest its Assets?                         4

What are the Fund's Potential Risks?                         9

How do the Underlying Funds Invest their Assets?            10

What are the Underlying Funds' Potential Risks?             48

Who Manages the Fund? ........                              52

How does the Fund Measure Performance?                      56

How is the Trust Organized? ..                              57

Taxes ........................                              57


About Your Account

How Do I Buy Shares? .........                              60

May I Exchange Shares for Shares of Another Fund?           66

How Do I Sell Shares? ........                              69

What Distributions Might I Receive from the Fund?           72

Transaction Procedures and Special Requirements             73

Services to Help You Manage Your Account                    77


Glossary

Useful Terms and Definitions .                              79

Appendices

What are some of the Other Investment Policies
and Strategies of, and Risks of an Investment in,
the Underlying Funds? ........                              81

Description of Ratings .......                             101


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN


About the Fund

Expense Summary

This table is designed to help you understand the costs of investing in each Fund. The expenses are annualized estimates based upon anticipated fees and expenses through the fiscal year ending July 31, 1997.


Class I

                                              FRANKLIN      FRANKLIN     FRANKLIN
                                             TEMPLETON     TEMPLETON    TEMPLETON
                                            CONSERVATIVE    MODERATE      GROWTH
                                            TARGET FUND   TARGET FUND  TARGET FUND
-----------------------------------------------------------------------------------

A.Shareholder Transaction Expenses1
  Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering prices)2        4.50%         4.50%         4.50%

  Deferred Sales Charge3                       None          None          None

  Exchange Fee (per transaction)4             $5.00         $5.00         $5.00


B.Shareholder Transaction Expenses
(as a percentage of average net assets)

  Asset Allocation Fees5                       0.25%         0.25%         0.25%

  Rule 12b-1 Fees6                             0.25%         0.25%         0.25%

  Other Expenses5                              0.25%         0.25%         0.25%

  Management Fees of the Underlying Funds      0.57%         0.59%         0.64%

  Other Expenses of the Underlying Funds       0.26%         0.26%         0.28%

-----------------------------------------------------------------------------------
  Total Fund Operating Expenses7,5             1.58%         1.60%         1.67%
===================================================================================

Class II

                                              FRANKLIN      FRANKLIN     FRANKLIN
                                             TEMPLETON     TEMPLETON    TEMPLETON
                                            CONSERVATIVE    MODERATE      GROWTH
                                            TARGET FUND   TARGET FUND  TARGET FUND
-----------------------------------------------------------------------------------

A.   Shareholder Transaction Expenses1
  Maximum Sales Charges
  (as a percentage of offering prices)         1.99%         1.99%         1.99%

  Paid at time of purchase 8                   1.00%         1.00%         1.00%

  Paid at redemption3                          0.99%         0.99%         0.99%

  Exchange Fee (per transaction)4             $5.00         $5.00         $5.00


B.Shareholder Transaction Expenses
(as a percentage of average net assets)

  Asset Allocation Fees5                       0.25%         0.25%         0.25%

  Rule 12b-1 Fees6                             1.00%         1.00%         1.00%

  Other Expenses5                              0.25%         0.25%         0.25%

  Management Fees of the Underlying Funds      0.57%         0.59%         0.64%

  Other Expenses of the Underlying Funds       0.26%         0.26%         0.28%

-----------------------------------------------------------------------------------
  Total Fund Operating Expenses7,5             2.33%         2.35%         2.42%
===================================================================================


C.  Example

   Assume the annual return for each class is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.


                                    FRANKLIN      FRANKLIN     FRANKLIN
                                   TEMPLETON     TEMPLETON    TEMPLETON
                                  CONSERVATIVE    MODERATE      GROWTH
                                  TARGET FUND   TARGET FUND  TARGET FUND
--------------------------------------------------------------------------------

  Class I
  One Year9                           $60           $61          $61
  Three Years                         $93           $93          $95

  Class II
  One Year                            $43           $43          $44
  Three Years                         $82           $83          $85


   For the same Class II investment, you would pay projected expenses of $33 (Franklin Templeton Conservative Target Fund), $34 (Franklin Templeton Moderate Target Fund), and $34 (Franklin Templeton Growth Target Fund) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

1If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

2There is no front-end sales charge if you invest $1 million or more in Class I shares.

3A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

4$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

5With respect to each Fund, Advisers has agreed in advance to waive or limit the asset allocation fee and/or make certain payments to reduce the Fund's direct operating expenses so that each Fund's direct operating expenses do not exceed 0.75% for Class I shares and 1.50% for Class II shares. Absent this agreement, each Fund's total Fund operating expenses are expected to be as follows:
Franklin Templeton Conservative Target Fund 1.62% for Class I and 2.37% for Class II; Franklin Templeton Moderate Target Fund 1.64% for Class I and 2.39% for Class II; and Franklin Templeton Growth Target Fund 1.71% for Class I and 2.46% for Class II.

6These fees may not exceed 0.25% for Class I shares and 1.00% for Class II shares. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under the NASD's rules.

7The Funds will indirectly bear their pro rata share of the expenses of the Franklin Templeton Funds in which they invest.

8Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time, you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."

9Assumes a Contingent Deferred Sales Charge will not apply.

How does the Fund Invest its Assets?

The investment objective of each Fund is the highest level of long-term total return that is consistent with an acceptable level of risk. Each Fund will pursue its investment objective through active asset allocation implemented primarily with investments in a combination of Franklin Templeton Funds. The investment objective of each Fund is considered a "fundamental policy," which means that it may not be changed without shareholder approval. Of course, there is no assurance that each Fund's objective will be achieved.

The Trust consists of three separate funds. The Funds all pursue the same investment objective, but with different levels of risk and return. Each Fund is designed to be a long-term investment. The descriptions below compare the three Funds' levels of risk and return relative to one another and are not intended to imply any particular absolute level of risk or return for any Fund.

Franklin Templeton Conservative Target Fund is designed for investors seeking the highest level of long-term total return that is consistent with a lower level of risk. This Fund may therefore be most appropriate for investors having a shorter time horizon associated with their investments.

Franklin Templeton Moderate Target Fund is designed for investors seeking the highest level of long-term total return that is consistent with a moderate level of risk. This Fund may therefore be most appropriate for investors having an intermediate time horizon associated with their investments.

Franklin Templeton Growth Target Fund is designed for investors seeking the highest level of long-term total return that is consistent with a higher level of risk. This Fund may therefore be most appropriate for investors having a longer time horizon associated with their investments.

Investors may gain the following benefits through participation in the Trust:

     Convenient, efficient access to a broadly diversified portfolio of Franklin Templeton Funds, in a single investment.

     Disciplined asset allocation, implemented and continually reviewed by professional portfolio managers.

     A choice of three Funds offering a continuum of risk/return levels, enabling the investor to select that Fund (or combination of Funds) which most closely matches the investor's risk/return preferences.

The Funds will invest primarily in open-end investment companies (mutual funds) that are members of the Franklin Templeton Group of Funds (individually, an "Underlying Fund" and collectively, the "Underlying Funds"). The Underlying Funds include funds investing in U.S. and foreign stocks, bonds, and money market instruments. At any point in time, it can be expected that each Fund will invest in a different combination of Underlying Funds, reflecting the different levels of risk and return each Fund seeks. Advisers will employ various measures in evaluating the risk level of each Fund, including volatility (i.e., the variability of returns from one period to the next) and "downside" risk (i.e., the likelihood of the return in a particular period being below a specified level).

The allocation of the assets of each Fund will be determined by Advisers. Advisers is the investment manager to each Fund. Advisers or other affiliates of Resources serve as the investment manager to each Underlying Fund. In determining the asset allocation of the Funds, Advisers will first establish an allocation according to asset classes. Advisers will then implement such allocation through investment in an appropriate combination of Underlying Funds.

The Underlying Funds that will be considered for investment by each Fund are listed below, grouped within broad asset classes. The asset class headings below are provided for convenience and are approximate in nature. The investment policies of the Underlying Funds may permit the funds to invest in securities that are in addition to the securities described by a particular asset class heading. For more detailed information on the investment policies of each Underlying Fund, see "How do the Underlying Funds Invest their Assets?" in this prospectus. The list of Underlying Funds may change from time to time upon the recommendation of Advisers without shareholder approval.


U.S. Equity Funds
  Franklin Equity Fund
  Franklin Growth Series
  Franklin Utilities Series
  Franklin Small Cap Growth Fund
  Franklin Value Fund
  Franklin Real Estate Securities Fund
  Mutual Shares Fund
  Mutual Discovery Fund
  U.S. Fixed-Income Funds
  Franklin Short-Intermediate U.S. Government Securities Fund
  Franklin U.S. Government Securities Series
  Franklin Investment Grade Income Fund
  Franklin's AGE High Income Fund

International Equity Funds
  Templeton Foreign Fund
  Templeton Developing Markets Trust
  Templeton Global Smaller Companies Fund
  Templeton Foreign Smaller Companies Fund
  Templeton Greater European Fund
  Templeton Pacific Growth Fund
  Templeton Latin America Fund
  Franklin Templeton Japan Fund

International Fixed-Income Funds
  Franklin Templeton Hard Currency Fund
  Templeton Global Bond Fund
  Franklin Global Government Income Fund
  Franklin Templeton German Government Bond Fund

Natural Resources Funds
  Franklin Gold Fund
  Franklin Natural Resources Fund

Under normal circumstances, it can generally be anticipated that of the three Funds, the Franklin Templeton Growth Target Fund will hold a higher percentage of its assets in Underlying Funds investing primarily in equity, international, and natural resources securities than will the Franklin Templeton Moderate Target Fund, which in turn will hold a higher percentage in such Underlying Funds than will the Franklin Templeton Conservative Target Fund. Likewise, it can generally be anticipated that of the three Funds, the Franklin Templeton Conservative Target Fund will hold a higher percentage of its assets in Underlying Funds investing primarily in fixed-income securities than will the Franklin Templeton Moderate Target Fund, which in turn will hold a higher percentage in such Underlying Funds than will the Franklin Templeton Growth Target Fund.

The percentage ranges targeted for each Fund by broad asset class are set forth below. For purposes of these percentage ranges, Franklin Gold Fund, Franklin Natural Resources Fund, Franklin Real Estate Securities Fund and Franklin Utilities Series are considered "sector equity funds." The percentage ranges applicable to each asset class for each Fund may be changed from time to time by Advisers without the approval of shareholders.

                                       U.S. AND INTERNATIONAL
                        U.S. AND         FIXED INCOME FUNDS
                     INTERNATIONAL  (INCLUDING DIRECT INVESTMENTS      SECTOR
FUND                 EQUITY FUNDS    IN CASH AND CASH EQUIVALENTS)  EQUITY FUNDS
--------------------------------------------------------------------------------
Conservative Target   20% to 50%            30% to 80%                0% to 20%
Moderate Target       30% to 70%            20% to 70%                0% to 30%
Growth Target         40% to 90%            10% to 60%                0% to 40%

Consistent with the table above, no more than 25% of a Fund's assets will be invested in any one Underlying Fund, except a Fund may invest up to 50% of its total assets in Franklin Short-Intermediate U.S. Government Securities Fund and Franklin U.S. Government Securities Series.

Purchases of Shares of the Underlying Funds. In investing in Underlying Funds, the Funds will invest only in Class Z shares of Mutual Shares and Discovery Shares (defined under "How do the Underlying Funds Invest their Assets") and the Advisor Class of the other Underlying Funds. Accordingly, the Funds will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the Underlying Funds. The Funds, however, will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Funds that are applicable to holders of Class Z and Advisor Class shares. The investment returns of each Fund, therefore, will be net of the expenses of the Underlying Funds in which it is invested.

Direct Investment in Securities and Other Investment Strategies. Each Fund may invest a certain portion of its assets directly in the types of securities in which the Underlying Funds invest. Each Fund does not intend to invest more than 5% of its assets directly in such securities, except for securities either issued or backed by the full faith and credit of the U.S. government and repurchase agreements. Securities issued by the U.S. government include, but are not limited to, U.S. Treasury bills, notes, and bonds, and securities backed by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. For a description of these securities, please see "U.S. Government Securities Series of Franklin Custodian Funds" under "How do the Underlying Funds Invest their Assets?" and "What are some of the Other Investment Policies and Strategies of, and Risks of an Investment in, the Underlying Funds?" in the Appendix to this prospectus.

In addition, each Fund may engage directly in the types of investment strategies in which each Underlying Fund may engage. Each Fund may use such investment strategies to hedge investment positions, including investments directly in securities and investments in the Underlying Funds, to protect the Fund against a decline in an Underlying Fund's value. Each Fund does not intend to commit more than 5% of its assets to these investment strategies. For a discussion of these investment strategies, see "What are the Fund's Potential Risks?"; "Other Investment Policies of the Underlying Funds"; "What are the Underlying Funds' Potential Risks?" and "What are Some of the Other Investment Policies and Strategies of, and Risks of an Investment in, the Underlying Funds?" in the Appendix to this prospectus.

Each Fund is also authorized to invest up to 100% of its assets temporarily in the same types of securities in which the Underlying Funds may invest temporarily and under the same circumstances as the Underlying Funds. See "Temporary Investments" in the Appendix to this prospectus.

See "What are the Fund's Potential Risks?," "How do the Underlying Funds Invest their Assets?," "What are the Underlying Funds' Potential Risks?," the Appendix, and the SAI.

Other Investment Policies of the Funds

Illiquid Investments. Each Fund may not invest more than 15% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Portfolio Turnover. Each Fund anticipates its annual portfolio turnover rate generally will not exceed 100%, but you should not consider this rate a limiting factor in the operation of each Fund's portfolio. A Fund may purchase or sell its securities to: (a) accommodate purchases and sales of its shares; (b) change the percentage of its assets invested in each of the Underlying Funds in response to market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds. High turnover rates with respect to the Underlying Funds may result in higher expenses being incurred by those funds.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. Each Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may be changed only with shareholder approval. For a list of these restrictions and more information about the Funds' investment policies, please see "Investment Restrictions" in the SAI.

What are the Fund's Potential Risks?

Generally. The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In addition, the Funds' share prices and yields will fluctuate in response to movements in the securities markets as a whole. The value of an investment in the Franklin Templeton Growth Target Fund will tend to fluctuate more than an investment in the Franklin Templeton Moderate Target or Franklin Templeton Conservative Target Funds.

Investing in the Underlying Funds. More than 25% of the value of a Fund's assets is invested in a combination of the Underlying Funds. As a result, each Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Advisers. There can be no assurance that the investment objective of any Fund or Underlying Fund will be achieved.

Investment Strategies of the Underlying Funds. The Underlying Funds may engage in a variety of investment strategies which involve certain risks. As a result, the Funds may be subject to some of the risks resulting from these strategies. Certain of the Underlying Funds may invest all or a portion of their assets in foreign securities; invest all or a portion of their assets in high yielding, high risk debt securities (commonly referred to as "junk bonds"); enter into foreign currency transactions; engage in options transactions; engage in futures contracts and options on future contracts; purchase zero coupon bonds and pay-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; loan portfolio securities and engage in various other investment strategies. To the extent the Funds directly purchase these types of securities or engage in these investment strategies, they will be subject to the same risks as the Underlying Funds. Further information on these investment strategies can be found under "How do the Underlying Funds Invest their Assets?," "What are the Underlying Funds' Potential Risks?," the Appendix, and the SAI.

Non-Diversified Funds. Each Fund is considered a non-diversified investment company under the federal securities regulations which govern mutual funds because it invests in the securities of a limited number of mutual funds. As a result, each Fund may be subject to greater risk with respect to its individual portfolio than a fund that is more broadly diversified among a number of issuers. However, the Underlying Funds themselves are diversified investment companies with the exception of Franklin Value Fund, Franklin Natural Resources Fund, Franklin Real Estate Securities Fund, Templeton Global Bond Fund, Franklin Templeton German Government Bond Fund and Franklin Global Government Income Fund.

Concentration. Seven of the Underlying Funds, Franklin Utilities Series, Franklin Natural Resources Fund, Franklin Real Estate Securities Fund, Franklin Gold Fund, Franklin Templeton Hard Currency Fund and Templeton Global Bond Fund, may concentrate their investments in a particular industry or sector; Franklin Templeton German Government Bond Fund will concentrate its assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities or political subdivisions; and Franklin Global Government Income Fund may invest more than 25% of its assets in the securities of foreign governments. See "How do the Underlying Funds Invest their Assets?" Each Fund does not intend to invest more than 25% of its assets in any one of these Underlying Funds. In addition, the Funds do not intend to concentrate in any particular industry, sector or foreign government security.

How do the Underlying Funds Invest their Assets?

The following is a summary of the investment objectives and strategies of the Underlying Funds and the types of securities in which they may invest. The investment objectives of the Underlying Funds are fundamental policies and there is no assurance that they will achieve their respective investment objectives. Additional investment strategies with respect to the Underlying Funds are described in "What are the Underlying Funds' Potential Risks?," the Appendix, the SAI, and the prospectuses of each Underlying Fund. For a free copy of a prospectus of any of the Underlying Funds, call 1-800/DIAL BEN or write to the Trust at the address shown.

Equity Funds

As described below, the following Underlying Funds are funds that invest primarily in equity securities.

U.S. Equity Funds

Franklin Equity Fund ("Equity"). The principal investment objective of Equity is capital appreciation. The secondary objective of the fund is to provide current income return through the receipt of dividends or interest from its investments. In seeking to achieve its goals, at least 65% of Equity's investments will be made in common and preferred stocks and securities convertible into common stocks. Equity generally invests in securities of companies which, in the investment manager's opinion, are undervalued but have strong future earnings growth prospects. The securities which Equity may purchase are issued by U.S. or foreign companies. In addition, Equity may invest in relatively new or unseasoned companies, which include companies in new and emerging industries where the opportunity for rapid growth is expected to be above-average. Investments in securities of issuers which have less than three years' continuous operation will be limited to 5% of Equity's total assets.

In seeking current income, Equity may also purchase a variety of debt securities, including bonds, debentures, notes, and commercial paper of corporate issuers. The preferred, convertible, and debt securities in which Equity may invest may be rated investment grade (i.e., rated in one of the top four categories by an independent rating service, such as by S&P or Moody's) or below. Securities are given "ratings" by independent organizations which grade the issuer based upon its financial soundness. If Equity purchases a preferred, convertible, or debt security that is unrated, the investment manager will determine its quality and categorize it with similar quality securities that have been rated. A list of these ratings is shown in the Appendix to this prospectus.

Equity will ordinarily purchase foreign securities which are traded in the United States or purchase American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. Equity may purchase the securities of foreign issuers directly in foreign markets. Equity may also purchase the securities of issuers in developing nations, but has no present intention of doing so.

Growth Series of Franklin Custodian Funds, Inc. ("Growth"). The principal investment objective of Growth is capital appreciation. The secondary objective of Growth is current income. Growth primarily invests in common stocks or convertible securities believed to offer favorable possibilities of capital appreciation. The fund may invest in shares of capital stock traded on any national securities exchange, or issued by a corporation, association or similar entity having gross assets valued at not less than $1,000,000 as shown on its latest published annual report, or in bonds or preferred stock convertible into shares of capital stock listed for trading on a national securities exchange. There are no restrictions on investment of Growth's assets in foreign securities. The fund may purchase ADRs, and does not presently intend to invest more than 10% of its net assets in foreign securities not publicly traded in the United States.

Utilities Series of Franklin Custodian Funds, Inc. ("Utilities"). The investment objectives of Utilities are both capital appreciation and current income. The assets of Utilities may be held in cash or cash equivalents, or invested in securities of an issuer engaged in the public utilities industry. The term "Public Utilities Industry" includes the manufacture, production, generation, transmission, and sale of gas, water, and electricity. The term also includes issuers engaged in the communications field including entities such as telephone, cellular, telegraph, satellite, microwave, and other companies providing communication facilities for the public benefit. At least 65% of the investments made by Utilities will be in the securities of an issuer engaged in the Public Utilities Industry. Under normal circumstances, however, the fund expects to have substantially all of its assets invested in such securities and will be concentrated in the Public Utilities Industry. To achieve its investment objective, Utilities invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of the investment manager, such securities appear to offer attractive opportunities for capital appreciation. There are no restrictions on investment of the fund's assets in foreign securities. Utilities may purchase ADRs, and does not presently intend to invest more than 10% of its net assets in foreign securities not publicly traded in the United States.

Utilities may also invest in preferred stocks and bonds issued by issuers engaged in the Public Utilities Industry. When purchasing bonds, Utilities may invest in securities regardless of their rating (including securities in the lowest rating categories) depending upon prevailing market and economic conditions or in securities which are not rated. It is the fund's intent not to purchase fixed-income debt securities rated below B by the rating services. With respect to unrated securities, it is also the fund's intent to purchase securities which, in the view of the investment manager, would be comparable to securities rated B or above by a nationally recognized rating service. Utilities will neither purchase issues that are in default nor invest in securities which are felt by the manager to involve excessive risk.

Franklin Small Cap Growth Fund of Franklin Strategic Series ("Small Cap"). Small Cap's investment objective is long-term capital growth. Small Cap seeks to achieve its objective by investing primarily in equity securities of small capitalization growth companies. In general, companies in which Small Cap will invest have a market capitalization of less than $1 billion at the time of Small Cap's investment. The fund attempts to keep at least a third of its assets invested in companies with market capitalization of $550 million or less. Market capitalization is defined as the total market value of a company's outstanding stock. Under normal market conditions, Small Cap will invest at least 65% of its total assets in equity securities of small capitalization growth companies. Selection of small company equity securities for Small Cap will be based on characteristics such as the financial strength of the company, the expertise of management, the growth potential of the company within its industry, and the growth potential of the industry itself. The fund may not invest more than 10% of its net assets in securities of issuers with less than three years of continuous operations.

Equity securities will consist of common stock, preferred stock, warrants for the purchase of common stock (up to 5% of the fund's total assets), and debt securities convertible into or exchangeable for common or preferred stock. Although Small Cap's assets will be invested primarily in equity securities of small companies, the fund may invest up to 35% of its total assets in equity securities of larger capitalization companies which the investment manager believes have strong growth potential, in relatively well-known, larger companies in mature industries which the investment manager believes have the potential for capital appreciation. Small Cap may invest up to 25% of its total assets in foreign securities, including those of developing markets and sponsored or unsponsored ADRs.

Small Cap may also invest up to 35% of its assets in corporate debt securities consisting of bonds, notes, and debentures. The fund may seek capital appreciation by investing in debt securities which the investment manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. Small Cap will invest in debt securities rated B or above by Moody's or S&P, or in securities which are unrated if, in the investment manager's opinion, such securities are comparable to securities rated B or above by Moody's or S&P. The fund will not invest more than 5% of its assets in debt securities rated lower than BBB or Baa.

Franklin Value Fund of Franklin Value Investors Trust ("Value"). Value is a non-diversified mutual fund with an investment objective of long-term total return. The fund seeks to achieve this objective by investing at least 65% of its assets in the securities of companies that the investment manager believes are undervalued. The securities in which Value may invest include common and preferred stocks, warrants, secured and unsecured bonds, and notes. While Value currently intends to invest primarily in domestic securities, it may also invest in foreign securities. Income is a secondary consideration of the fund, although it is not part of Value's investment objective.

Value invests at least 65% of its assets in companies of various sizes that the investment manager believes are selling substantially below the underlying value of their assets or their private market value. Private market value is what a sophisticated investor would pay for the entire company. The investment manager may take into account a variety of factors in order to determine whether to purchase or hold securities including: low price to earnings ratio relative to market, industry group or earnings growth; low price relative to book value or cash flow; valuable franchises, patents, trademarks, trade names, distribution channels, or market share for particular products or services, tax loss carry-forwards, or other intangibles that may not be reflected in stock prices; ownership of understated or underutilized tangible assets such as land, timber, or mineral; underutilized cash or investment assets; and unusually high current income. These criteria and others, along and in combination, may identify companies that are attractive to financial or strategic acquirers (i.e., takeover candidates). Purchases may include companies in cyclical businesses, turnarounds, and companies emerging from bankruptcy. Purchase decisions may also be influenced by company and its insiders' stock buy-backs. Value may invest in companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services.

Value may invest in convertible securities, which are, in general, debt obligations or preferred stocks that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. Value may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), and in synthetic convertible securities.

With respect to foreign securities, Value may buy sponsored or unsponsored ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"). GDRs and EDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. The fund may also purchase the securities of foreign issuers directly in foreign markets, and may purchase the securities of issuers in developing nations.

Value may invest in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate index, or other financial indicator. The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending upon changes in certain rates of interest or other external events.

Value may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"), which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, and other categories of receivables. These securities are generally issued by trusts and special purpose corporations.

The fund may invest up to 35% of its net assets at the time of purchase in lower rated, fixed-income and convertible securities (those rated BB or lower by S&P or Ba or lower by Moody's) and unrated securities of comparable quality, which the investment manager believes possess intrinsic values in excess of the current market prices of such securities. Lower rated securities in which Value may invest include securities rated D, the lowest rating category of S&P, or unrated securities of comparable quality. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears. The fund may invest in zero coupon or deferred interest securities and pay-in-kind bonds. The fund may also acquire loan participations. For a description of the risks associated with investing in high-yielding fixed income securities, including defaulted securities, see "What are the Underlying Funds' Potential Risks?" Some of the securities Value purchases are considered "restricted securities." Restricted securities are securities with legal or contractual restrictions on resale, including securities that are not registered under the 1933 Act. Securities not registered under the 1933 Act may not be sold without first being registered, unless there is an available exemption under the Act.

Franklin Real Estate Securities Fund of Franklin Real Estate Securities Trust ("Real Estate"). The investment objective of Real Estate is to maximize total return. In connection with this objective, Real Estate will invest primarily in securities of companies operating in the real estate industry. Under normal circumstances, at least 65% of the fund's total assets will be invested in real estate securities, primarily equity real estate investment trusts ("REITs"). Real Estate may also invest in equity securities issued by home builders and developers and in debt and convertible securities issued by REITs, home builders, and developers. Under ordinary market conditions, the fund will seek to achieve maximum total return. The fund will seek to accomplish this objective in the context of its policy of investing primarily in the equity securities of companies operating in the real estate industry and will be concentrated in such industry.

"Real estate securities" include equity, convertible, and debt securities of companies having the following characteristics and will be subject to the following limitations:

1. Companies qualifying as a REIT for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

2. Companies, such as home builders and developers, having at least 50% of their assets related to, or deriving at least 50% of their revenues from, the ownership, construction, management, or sale of residential, commercial, or industrial real estate.

Real Estate will invest primarily in equity real estate securities of companies listed on a securities exchange or over-the-counter markets. The fund will invest more than 25% of its total assets in the real estate industry as described above.

In addition to the fund's investments in real estate securities, the fund may also invest up to 35% of its assets in debt or equity securities of issuers engaged in businesses closely related to the real estate industry and publicly traded on an exchange or in the over-the-counter market, including companies whose products and services are closely related to the real estate industry, such as manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but who have significant real estate holdings (at least 50% of their respective assets) believed to be undervalued relative to the price of those companies' securities.

Real Estate may invest in convertible and debt securities. The fund will not acquire such securities rated lower than B by Moody's or S&P or that are not rated but are determined to be of comparable quality by the investment manager. In addition, the fund does not intend to invest more than 10% of its entire portfolio in debt securities rated BB or lower by S&P or Ba or lower by Moody's. For a description of the risks associated with investing in high-yielding fixed income securities, see "What are the Underlying Funds' Potential Risks?"

Real Estate may invest in foreign securities not publicly traded in the United States. It is the fund's current intention to limit such investments to less than 5% of the fund's net assets.

Mutual Shares Fund of Mutual Series ("Mutual Shares"). The principal objective of Mutual Shares is capital appreciation, which may occasionally be short term. The secondary objective of the fund is income. Mutual Shares pursues its objectives primarily through investments in common stock and preferred stock as well as debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities). There are no pre-set limits as to the percentage of the fund's portfolio which may be invested in equity securities, debt securities (including "junk bonds"), or cash equivalents.

Although Mutual Shares may invest in securities of any size issuer, it will tend to invest in securities of issuers with market capitalizations in excess of $500 million. The fund may invest in securities that are traded on U.S. or foreign exchanges, NASDAQ national market, or in the over-the counter market. The fund may invest in any industry sector but will not be concentrated in any one industry. Debt securities in which Mutual Shares invests (such as corporate and U.S. government bonds, debentures, and notes) may or may not be rated by rating agencies such as Moody's or S&P, and, if rated, such rating may range from the very highest to the very lowest (C for Moody's and D for S&P). Mutual Shares has historically invested in debt instruments issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring.

Mutual Shares also seeks to invest in the securities of domestic and foreign companies involved in mergers, consolidations, liquidations, and reorganizations or those for which there exist tender or exchange offers, and may participate in such transactions. Although there are no restrictions limiting the extent to which the fund may invest in such transactions, the fund presently anticipates investing more than 50% of its portfolio in such investments. Mutual Shares from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Federal Deposit Insurance Corporation, or the Pension Benefit Guaranty Corporation or may include supranational organizations such as World Bank.

Mutual Shares may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some corporate debt securities, including indebtedness, purchased by the fund may have very long maturities. The length of time remaining until maturity is one factor the investment manager considers in purchasing a particular indebtedness.

Indebtedness which represents indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. Mutual Shares purchases loans from national and state chartered banks as well as foreign ones. The fund normally invests in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. Mutual Shares generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the investment manager perceives that the fund may benefit, the fund may seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such activities.

Mutual Shares may also invest in distressed mortgage obligations and other debt secured by real property. Further, the fund may purchase securities denominated in any currency and generally expects that it will hedge against currency risks to the extent that hedging is available.

Mutual Shares may invest in sponsored or unsponsored ADRs and EDRs or other securities convertible into securities of foreign issuers.

Discovery Shares Fund of Mutual Series ("Discovery Shares"). The principal objective of Discovery Shares is long-term capital appreciation. Discovery Shares' investment policies and strategies are virtually identical to those of Mutual Shares, except that Discovery Shares expects to invest to a greater degree in smaller capitalized companies. Such companies are often not well known, may often trade at a discount and may not be followed by institutions. Further, Discovery Shares expects that up to approximately 50% of its assets may be invested in foreign securities. See Mutual Shares Fund of Franklin Mutual Series Fund Inc. above for the other investment strategies of this fund.

Fixed Income Funds

As described below, the following Underlying Funds are funds that invest primarily in fixed income securities.

U.S. Fixed Income Funds

Franklin Short-Intermediate U.S. Government Securities Fund of Franklin Investors Securities Trust ("Short-Intermediate"). The investment objective of Short-Intermediate is to provide investors with as high a level of current income as is consistent with prudent investment practices and preservation of shareholders' capital. The fund intends to invest up to 100% of its net assets in U.S. government securities. As a fundamental policy, Short-Intermediate must invest at least 65% of its net assets in U.S. government securities. It is the investment policy of the fund (which may be changed upon notice to shareholders) to maintain the average dollar weighted maturity of its portfolio in a range of two to five years. Within this range, the fund intends to emphasize an average weighted maturity of 31/2 years or less.

Short-Intermediate may invest in obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration. Since inception, the assets of the Fund have been invested solely in direct obligations of the U.S. Treasury and in repurchase agreements collateralized by U.S. Treasury obligations. The level of income achieved by Short-Intermediate may not be as high as that of other funds which invest in lower quality, longer-term securities. The fund may invest in zero coupon bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. Government Securities Series of Franklin Custodian Funds, Inc. ("Government Securities"). The investment objective of Government Securities is income through investment in a portfolio limited to securities which are obligations of the U.S. government or its instrumentalities. U.S. government securities include, but are not limited to, U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, U.S. Treasury certificates of indebtedness, and securities issued by instrumentalities of the U.S. government. Other than investments in short-term U.S. Treasury securities or assets held in cash pending investment, the assets of the fund are currently invested solely in obligations ("GNMAs") of the Government National Mortgage Association ("Association"). GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. Government Securities will purchase GNMAs for which principal and interest are guaranteed. The fund also purchases "adjustable rate" GNMAs and other types of securities which may be issued with the Association's guarantee.

THE ASSOCIATION'S GUARANTEE OF PAYMENT OF PRINCIPAL AND INTEREST ON GNMAS IS BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES GOVERNMENT. THE ASSOCIATION MAY BORROW U.S. TREASURY FUNDS TO THE EXTENT NEEDED TO MAKE PAYMENTS UNDER ITS GUARANTEE. OF COURSE, THIS GUARANTEE DOES NOT EXTEND TO THE MARKET VALUE OR YIELD OF THE GNMAS OR THE NET ASSET VALUE OR PERFORMANCE OF THE FUND, WHICH WILL FLUCTUATE DAILY WITH MARKET CONDITIONS.

Payments to holders of GNMAs, such as the fund, consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by Government Securities in securities which may bear interest at a rate higher or lower than the obligations from which the principal payment was received. When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

Franklin Investment Grade Income Fund of Franklin Managed Trust ("Investment Grade"). The objective of Investment Grade is to seek a maximum level of income consistent with prudent exposure to risk. The fund seeks to achieve its objective by investing in a diversified portfolio of debt securities, most of which will be intermediate-term investment grade issues and dividend-paying common and preferred stocks. At times, particularly during periods when the yield curve is positive, the fund will endeavor to provide a higher yield than that available from a money market mutual fund, while attempting to avoid the potential risks to principal often associated with both non-investment grade securities and longer-term instruments.

Investment Grade may invest in corporate debt obligations such as bonds, notes, and debentures; obligations convertible into common stocks; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations denominated in either U.S. dollars or foreign currencies issued by foreign corporations and governments (including Canadian provinces and their instrumentalities), and supranational entities; commercial paper; and currency deposits or equivalents.

Under normal market conditions at least 75% of the fund's portfolio will be invested in debt securities that are rated in one of the four highest rating categories or in unrated securities that are of comparable quality as determined by the investment manager. Although Investment Grade may invest up to 25% of its portfolio in securities that are not in the four highest rating categories or determined to be of comparable quality, the fund will not invest in any debt securities rated lower than B by Moody's or S&P or in any equity securities of an issuer if a majority of the issuer's debt securities are rated lower than B by Moody's or S&P. Similarly, the fund will not invest in any unrated debt securities that the fund considers to be of lower comparable quality than securities rated B by Moody's or S&P. Investment Grade does not intend to invest more than 5% of its net assets in debt securities rated below Baa by Moody's or BBB by S&P.

While the opinion of rating services is considered in selecting rated securities for Investment Grade's portfolio, the investment manager relies primarily on its own credit analysis, which includes a study of the existing debt issuer's capital structure, ability to service debt and to pay dividends, and the current trend of earnings for any company under consideration for investment by the fund.

Under normal economic conditions, Investment Grade will invest at least 65% of its assets in intermediate-term obligations. Intermediate-term obligations in which the fund invests typically will have effective remaining maturities of between two and ten years at the time of purchase. The remaining 35% may be invested, to the extent available and permissible, in obligations with maturities that are shorter than two years or longer than ten years at the time of purchase.

Investment Grade may invest in collateralized obligations, which generally are bonds issued by single purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions, such as Collateralized Automobile Receivables ("CARs") and CMOs. CARs are generally automobile loan pass-through certificates issued by such institutions. All such collateralized obligations will either be issued or guaranteed by a U.S. government agency or instrumentality rated AAA by a nationally recognized statistical rating agency. For a discussion of the risks involved in buying these types of collateralized obligations, please see "What are some of the Other Investment Policies and Strategies of, and Risks of an Investment in, the Underlying Funds?" in the Appendix.

Using the criteria described above, the fund may invest any portion of its assets in debt securities issued by foreign corporations and governments and their instrumentalities, and supranational entities. The Fund may invest in securities issued in any currency and may hold foreign currency to the extent consistent with its objective and policies. Securities of issuers within a given country may be denominated in the currency of that or another country, or in multinational currency units.

Franklin's AGE High Income Fund of Franklin High Income Trust ("AGE"). AGE's principal investment objective is to earn a high level of current income. As a secondary objective, the fund seeks capital appreciation to the extent it is possible and consistent with the fund's principal objective. Yield and expected return are the primary criteria used by the fund in selecting portfolio securities. AGE may invest in both fixed-income debt securities and instruments (sometimes referred to as "corporate bonds") and dividend-paying common or preferred stocks, and will seek to invest in whatever type of security is offering the highest yield and expected total return without excessive risk at the time of purchase. The fund may invest in both domestic and foreign securities and instruments. AGE is also authorized to acquire loan participation and other related direct or indirect bank debt obligations. It is the present policy of the fund not to invest more than 5% of its total assets in companies which have a record of less than three years' continuous operations; this policy may be changed without the approval of shareholders.

When purchasing fixed-income debt securities, AGE may invest in investment grade or lower grade securities depending upon prevailing market and economic conditions. The fund may invest up to 100% of its portfolio in non-investment grade bonds, which entail default and other risks greater than those associated with higher rated securities. The fund will not invest in securities which are felt by management to involve excessive risk. AGE may purchase zero coupon or deferred interest securities and pay-in-kind bonds. Since a substantial portion of the fund's portfolio at any particular time may consist of debt securities, changes in the level of interest rates, among other things, will likely affect the value of the fund's holdings and thus the value of its investment.

The ratings assigned by a rating service will be considered in connection with the investment of the fund's assets, but will not be a determining or limiting factor. AGE may invest in securities regardless of their rating or in securities which are not rated. It is the fund's intent, however, not to purchase securities rated below CCC. With respect to unrated securities, it is the fund's intent not to purchase securities which, in the view of the investment manager, would be comparable to securities rated below B by Moody's or S&P. In the event the rating on an issue held in AGE's portfolio is changed by the rating services or the security goes into default, such event will be considered by the fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security. For a description of these ratings, see the Appendix.

AGE may purchase defaulted debt securities if, in the opinion of the investment manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near term. The fund will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities; this policy may be changed without shareholder approval.

For a description of the risks associated with investing in high yielding, fixed income securities, including defaulted securities, see "What are the Underlying Funds' Potential Risks?"

AGE may purchase foreign securities which are traded in the United States or purchase ADRs. The fund may also purchase the securities of foreign issuers directly in foreign markets and may purchase securities of U.S. issuers which are denominated in foreign currency. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. The fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the United States.

International Funds

As described below, the following Underlying Funds are funds that primarily invest in equity and debt securities of non-U.S. companies and governments.

International Equity Funds

Templeton Foreign Fund of Templeton Funds, Inc. ("Templeton Foreign"). The investment objective of Templeton Foreign is long-term capital growth, which it seeks to achieve through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental.

Although the fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments), rated or unrated, such as convertible bonds and bonds selling at a discount. The fund may also purchase from banks or broker-dealers Canadian or U.S. government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

Templeton Foreign may purchase sponsored or unsponsored ADRs, EDRs, and GDRs. The fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. Although the fund may invest up to 25% of its assets in a single industry, it has no present intention of doing so. Templeton Foreign may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) nor more than 10% of its assets in securities with a limited trading market.

The fund is authorized to invest in medium quality or high-risk, lower quality debt securities (which may include structured investments) that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody's or, if unrated, are of equivalent investment quality as determined by the investment manager. As an initial policy, which may be changed by the Board of Directors without shareholder approval, the fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. Templeton Foreign may, from time to time, purchase defaulted debt securities if, in the opinion of the investment manager, the issuer may resume interest payments in the near future. The fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid.

Templeton Developing Markets Trust ("Developing Markets"). The investment objective of Developing Markets is long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing economic markets. It is currently expected that under normal conditions, at least 65% of the fund's total assets will be invested in developing market equity securities.

Developing Markets considers developing markets to be countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not in this category include Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Iceland, Luxembourg, and Switzerland. In addition, developing market equity securities means (i) equity securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in developing market countries or sales made in developing market countries or
(iii) equity securities of companies organized under the laws of, and with a principal office in, a developing market country. "Equity securities" refers to common stock, preferred stock, warrants, or rights to subscribe to or purchase such securities and sponsored or unsponsored ADRs, EDRs, and GDRs. The fund will at all times, except during defensive periods, maintain investments in at least three countries having developing markets.

For capital appreciation, Developing Markets may invest up to 35% of its total assets in debt securities (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits, and bankers' acceptances and which may include structured investments) which are rated at least C by Moody's or C by S&P, or unrated debt securities deemed to be of comparable quality. As an operating policy, which may be changed by the Board of Trustees, the fund will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. As a matter of fundamental policy, the fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid. For a description of the risks associated with investing in high yielding, fixed income securities, including defaulted securities, see "What are the Underlying Funds' Potential Risks?"

Templeton Global Smaller Companies Fund, Inc. ("Smaller Companies"). The investment objective of Smaller Companies is long-term capital growth, primarily through investment in common stocks and all types of common stock equivalents, including rights, warrants, and preferred stock, of companies of various nations throughout the world. The fund seeks to achieve its objective by investing primarily in securities of smaller companies globally. Under normal circumstances, Smaller Companies will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the United States).

Consistent with its investment objective, the fund expects to invest 75% of its portfolio in issuers whose individual market capitalizations would place them (at the time of purchase) in the same size range as companies in approximately the lowest 20% by total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or traded in the NASDAQ system. Based on recent U.S. share prices, these companies typically have individual market capitalizations of between approximately $50 million and $1 billion. Because the fund is permitted to apply the U.S. size standard on a global basis, it may invest in issuers that might rank above the lowest 20% by total market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization. The Board of Directors has adopted an operating policy under which Smaller Companies will not purchase securities of companies with individual market capitalizations of greater than $1 billion.

Smaller Companies may purchase sponsored or unsponsored ADRs, EDRs, and GDRs. The fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. Although the fund may invest up to 25% of its assets in a single industry, there is no present intention of doing so. The fund may invest up to 5% of its total assets in warrants and invest up to 10% of its total assets in restricted securities, securities with a limited trading market, and securities which are not otherwise readily marketable.

Smaller Companies is authorized to invest in medium quality or high risk, lower quality debt securities (which may include structured investments). As an operating policy which may be changed by the Board of Directors without shareholder approval, the fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, of equivalent investment quality as determined by the investment manager. The fund may, from time to time, purchase defaulted debt securities if, in the opinion of the investment manager, the issuer may resume interest payments in the near future. The fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid. For a description of the risks associated with investing in high yielding, fixed income securities, including defaulted securities, see "What are the Underlying Funds' Potential Risks?"

Templeton Foreign Smaller Companies Fund of Franklin Templeton International Trust ("Foreign Smaller"). The principal investment objective of Foreign Smaller is to seek to provide long-term growth of capital. Under normal market conditions, Foreign Smaller invests at least 65% of its total assets in a diverse international portfolio of equity securities that trade on markets in countries other than the U.S. and which are issued by companies (i) domiciled in countries other than the U.S., or (ii) that derive at least 50% of their revenues or pre-tax income from activities outside of the U.S. Thus it is possible, although not anticipated, that up to 35% of the fund's assets could be invested in U.S. companies.

In selecting portfolio securities, Foreign Smaller attempts to take advantage of the difference between economic trends and the anticipated performance of securities and securities markets in various countries. Foreign Smaller may invest in the securities of issuers in, but not limited to, the following countries: Argentina, Australia, Austria, Belgium, Bermuda, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Italy, Japan, South Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Portugal, Russia, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, and the United Kingdom. It is currently expected that under normal conditions at least 65% of the fund's total assets will be invested in securities of foreign issuers in at least three of the countries listed herein.

Under normal market conditions, Foreign Smaller's assets are substantially invested in equity securities consisting of common and preferred stock, bonds or preferred stock convertible into common stock, warrants and securities representing certain underlying international securities such as ADRs and EDRs.

The fund invests predominantly in smaller capitalization foreign equity securities, i.e., securities with a market capitalization of $1 billion or less at the time of purchase of issuers located in, or deriving a significant portion of their revenues from, or for which the principal securities trading market is in any foreign country, including developing market countries ("foreign smaller capitalization equity securities"). Under normal market conditions, Foreign Smaller will have at least 65% of its portfolio in foreign smaller capitalization equity securities.

Smaller capitalization issuers include relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. There are greater risks associated with a fund that invests a substantial portion of its net assets in smaller capitalization equity securities. For a description of these risks, see "New or Unseasoned Companies" and "Small Capitalization Stocks" in the Appendix to the prospectus.

Up to 35% of Foreign Smaller's assets may be invested in bonds, fixed-income debt securities and synthetic securities rated Baa or better by Moody's or BBB or better by S&P, or that are not rated but determined by management to be of comparable quality. The fund may invest up to 5% of its portfolio in non-investment grade bonds issued by both U.S. and foreign issuers, which entail default and other risks greater than those associated with higher rated securities. In the event the rating on an issue held in the fund's portfolio is lowered by a rating service, the change will be considered by the fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security. For a description of these ratings, see the Appendix to the prospectus.

The fund may seek capital appreciation by investing in these debt securities. Appreciation in the value of these investments may result from changes in relative foreign currency exchange rates, interest rates or improvement in the creditworthiness of an issuer. The receipt of income from these debt securities is incidental to the fund's investment objective of growth of capital. These debt obligations consist of U.S. and foreign government securities and corporate debt securities, including Samurai and Yankee bonds, Eurobonds and depositary receipts.

The fund may invest up to 10% of its net assets in warrants, including warrants that are not listed on an exchange. The fund may also invest up to 35% of its assets in synthetic convertible securities. Synthetic convertible securities are not considered equity securities for purposes of the fund's 65% investment policy. For a description of synthetic convertible securities, please see
"Convertible Securities, including Enhanced and Synthetic Convertible Securities" in the Appendix to the prospectus.

Although Foreign Smaller will not invest more than 25% of its assets in any one industry or the securities issued by any foreign government, the fund may invest more than 25% of its assets in the securities of issuers in one or more countries. Consistent with this policy, the fund may invest up to 30% of its assets in securities issued by Hong Kong companies.

Some of the countries in which the fund invests may not permit direct investment. Investments in these countries may only be permitted through government approved investment vehicles. Investing through such vehicles may involve duplicative or layered fees or expenses and may, as well, be subject to limitations under the 1940 Act.

The fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest a portion of its assets in high quality money-market instruments. Any decision to substantially withdraw from the equity market is reviewed by the fund's Board of Trustees. Money market instruments in which the fund may invest include, but are not limited to, the following instruments of U.S. or foreign issuers: government securities; commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements secured by any of the foregoing. All such securities will be rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's or, if unrated, determined by the investment manager to be of comparable quality.

Templeton Greater European Fund of Templeton Global Investment Trust ("Greater European"). The principal investment objective of Greater European is long-term capital appreciation. The fund seeks to achieve its objective by investing primarily in equity securities of Greater European Companies. The term "Greater European Company" means a company (i) that is organized under the laws of, or with a principal office and domicile in, a country in Greater Europe, (ii) for which the principal equity securities trading market is in Greater Europe, or
(iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Greater Europe or that has at least 50% of its assets situated in Greater Europe. The term "Greater Europe" means Western, Central and Eastern Europe (including Ukraine, Belarus, Latvia, Lithuania and Estonia) and Russia. Greater European may invest without limit in emerging or developing market countries. As a fundamental policy, Greater European will limit investments in Russian companies to 5% of its total assets. Under normal market conditions, the fund will invest at least 75% of its total assets in the equity securities of Greater European Companies. The balance of the fund's assets will be invested in (i) debt securities issued by Greater European Companies or issued or guaranteed by Greater European government entities, (ii) equity securities and debt obligations of issuers outside Greater Europe, and (iii) short-term and medium-term debt securities.

Equity securities in which Greater European may invest are common stock, preferred stock, securities convertible into or exchangeable for such securities, warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored ADRs, EDRs, and GDRs. For capital appreciation, the fund may invest up to 25% of its total assets in debt securities (defined as bonds, notes, debentures, commercial paper, time deposits, and bankers' acceptances, and which may include structured investments) which are rated in any rating category by Moody's or S&P or which are unrated by any rating agency. Such securities may include high-risk, lower quality debt securities. The fund will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The investment manager will actively manage Greater European's assets in response to market, political, and general economic conditions, and will seek to adjust the fund's investments based on its perception of which investments would best enable the fund to achieve its investment objective.

The fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) or more than 15% of its assets in securities with a limited trading market. The fund will limit its investment in restricted securities, other than Rule 144A securities, to 10% of its total assets. Templeton Pacific Growth Fund of Franklin Templeton International Trust ("Pacific Growth"). The principal investment objective of Pacific Growth is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 65% of its total assets in equity securities that trade on markets in the Pacific Rim and are issued by companies
(i) domiciled in the Pacific Rim or (ii) that derive at least 50% of their revenues or pre-tax income from activities in the Pacific Rim.

For purposes of this policy, the countries in the Pacific Rim are Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, and Thailand. It is currently expected that under normal conditions at least 65% of the fund's total assets will be invested in securities of foreign issuers in at least three of those countries.

Although Pacific Growth will not invest more than 25% of its assets in any one industry or the securities issued by any foreign government, the fund may invest more than 25% of its assets in the securities of issuers in one or more countries. Consistent with this policy, Pacific Growth may invest up to 30% of its assets in securities issued by Hong Kong companies.

Pacific Growth may invest up to 35% of its assets in the securities of issuers domiciled outside of the Pacific Rim. These investments may include securities of issuers (i) in countries that are not located in the Pacific Rim but are linked by tradition, economic markets, cultural similarities, or geography to countries in the Pacific Rim; and (ii) located elsewhere in the world which have operations in the Pacific Rim or which stand to benefit from political and economic events in the Pacific Rim.

Under normal conditions, the fund's assets are substantially invested in equity securities consisting of common and preferred stock, bonds or preferred stock convertible into common stock, warrants, and securities representing certain underlying international securities such as ADRs. Pacific Growth may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on short-term investments.

Up to 35% of Pacific Growth's total assets may be invested in investment grade bonds, fixed-income debt securities, and synthetic securities rated Baa or better by Moody's or BBB or better by S&P or that are unrated but determined to be of comparable quality. The fund may seek capital appreciation by investing in these debt securities. Debt obligations in which the fund may invest include U.S. and foreign government securities and corporate debt securities, including Samurai and Yankee bonds, Eurobonds, and depositary receipts. The issuers of these debt securities may or may not be domiciled in the Pacific Rim.

Pacific Growth may invest up to 10% of its net assets in warrants, including warrants that are not listed on an exchange. The fund may invest up to 35% of its assets in synthetic convertible securities. Synthetic convertible securities are not considered equity securities for purposes of the fund's 65% investment policy.

Pacific Growth may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest a portion of its assets in high-quality money market instruments to the same extent and subject to the same rating requirements as Foreign Smaller.

Templeton Latin America Fund of Templeton Global Investment Trust ("Latin America"). The investment objective of Latin America is long-term capital appreciation. The fund seeks to achieve its objective by investing primarily in equity and debt securities of issuers in the following Latin American countries:
Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Ecuador, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Surinam, Trinidad/Tobago, Uruguay, and Venezuela. Latin America may invest without limit in emerging market or developing countries. Under normal market conditions, Latin America will invest at least 65% of its total assets in equity and debt securities of issuers in the countries named above. The balance of the fund's assets will be invested in (i) equity securities and debt obligations of companies and government entities of countries other than those named above, and (ii) short-term and medium-term debt securities.

Latin America may invest in the same types of equity securities, and for capital appreciation may invest without limit in the same types of debt securities, as Greater European. Latin America will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The investment manager will actively manage Latin America's assets in response to market, political and general economic conditions, and will seek to adjust Latin
America's investments based on its perception of which investments would best enable the fund to achieve its investment objective.

The fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) or more than 15% of its assets in securities with a limited trading market. Latin America will limit its investment in restricted securities, other than Rule 144A securities, to 10% of its total assets.

Latin America may invest without limit in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Plan debt restructurings have been implemented to date in several countries, including Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Uruguay, and Venezuela (collectively, the "Brady Countries"). It is expected that other countries will undertake a Brady Plan debt restructuring in the future, including Panama, Peru, and Poland.

Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable  interest  rate at that time and is  adjusted  at  regular  intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Franklin Templeton Japan Fund ("Japan"). The investment objective of Japan is long-term capital growth. The fund seeks to achieve its objective through investing its assets primarily in securities of companies domiciled in Japan and traded in the Japanese securities markets. A company is considered domiciled in Japan if it is organized under the laws of Japan, at least half of its assets are located in Japan and it normally derives at least half of its income from operations or sales in Japan, or if its principal activities are in Japan. Up to 20% of Japan's total assets may be invested in securities of non-Japanese issuers, including issuers in underdeveloped countries.

Japan's investments will consist of common stocks, common stock equivalents (convertible debt securities and warrants), preferred stocks and debt securities issued by domestic and foreign corporations, domestic and foreign governments and supranational organizations such as the World Bank, the European Investment Bank and the Asian Development Bank.

Under normal circumstances at least 80% of Japan's assets will be invested in equity securities of Japanese issuers. Equity securities in which the fund may invest are common stock, preferred stock, warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored ADRs and GDRs. Securities considered for purchase by the fund may be listed or unlisted, and may be issued by companies in various industries, with various levels of market capitalization.

Japan may invest in emerging growth companies. Japan Fund has established no criteria regarding the minimum market capitalization of the companies in which it may invest. While they may offer greater opportunities for capital appreciation than larger, more established companies, investments in smaller, emerging growth companies may involve greater risks and thus may be considered speculative. See "New or Unseasoned Companies" and "Small Capitalization Stocks" in the Appendix to the prospectus.

Consistent with Japan's objective of seeking long-term capital growth, the fund may purchase debt, as well as equity securities, issued by private and governmental issuers. Although the fund would not anticipate that its debt investments would achieve the same levels of growth as its equity investments, nevertheless, such investments fluctuate in value based upon changes in such factors as the general level of interest rates and credit quality, and may be expected to offer attractive growth opportunities. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bonds to benefit from increases in the market price of the securities into which they are convertible.

Japan may invest in debt securities (defined as bonds, notes, debentures, commercial paper, time deposits, and bankers' acceptances, and which may include structured investments) which are rated in any rating category by Moody's or S&P or which are unrated by any rating agency. Such securities may include high risk, lower quality debt securities. Japan will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. Japan may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai Bonds") and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee Bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. Samurai Bonds and Yankee Bonds are subject to the risks associated with other debt instruments and with securities of foreign issuers.

Government securities in which Japan may invest consist of debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills (maturity of one year or less), notes (maturities of one to 10 years) and bonds (generally maturities of greater than 10 years), and debt securities issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Banks and the Federal Housing Administration. Mortgage-backed U.S. government securities, such as FNMA certificates, are highly sensitive to prepayment and interest rates. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, to the extent of Japan's investment in mortgage-backed securities, amounts available for reinvestment by the fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Japan may also invest in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities which are rated in any category, as described above, or which are unrated by any rating agency.

Japan will limit its investment in restricted securities other than Rule 144A securities to 10% of its total assets. The Tokyo Stock Exchange has a large volume of trading and the investment manager believes that securities of companies traded in Japan are generally as liquid as securities of comparable U.S. companies.

International Fixed-Income Funds

Franklin Templeton Hard Currency Fund of Franklin Templeton Global Trust ("Hard Currency"). The investment objective of Hard Currency is to protect against depreciation of the U.S. dollar relative to other currencies. The fund seeks to achieve its objective by investing in high-quality money market instruments (and forward contracts) denominated in foreign major currencies which historically have experienced low rates of inflation and which, in the view of the investment manager, are pursuing economic policies conducive to continued low rates of inflation in the future and currency appreciation versus the U.S. dollar over the long-term. Such currencies are often referred to as "hard currencies" and such economic policies are often referred to as "sound money" policies.

Hard Currency endeavors, to the maximum extent practicable, to maintain foreign currency (non-U.S. dollar) exposure with respect to 100% of its net assets at all times. The fund may invest without limitation in U.S. dollar-denominated money market instruments in combination with forward contracts (calling for the future acquisition of foreign currencies in exchange for U.S. dollars) for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in foreign currency-denominated instrument.

Under normal market conditions, Hard Currency will not maintain exposure to a single foreign currency in excess of 50% of its total assets. For temporary defensive purposes, however, this fund may invest without limitation in Swiss franc-denominated instruments.

Subject to specific restrictions described more fully below, the fund may invest in money market instruments denominated in the following currencies (the "major currencies"): Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, European Currency Unit ("ECU"), French franc, German mark, Italian lira, Japanese yen, New Zealand dollar, Spanish peseta, Swedish krona, Swiss franc, and U.S. dollar. The currencies of various countries may be added to or deleted from the foregoing list of major currencies when, in the opinion of the investment manager, world social, economic, financial or political conditions so warrant.

Hard Currency will attempt to maintain a weighted average effective maturity of 120 days or less and will acquire only money market instruments that have an effective maturity, at the time of purchase, of one year or less. These securities include floating or variable rate obligations that may have actual maturities of over one year but that have interest rates which adjust at periodic intervals. The effective maturity of each floating or variable rate obligation within the fund's portfolio will be based upon these periodic adjustments. Because the fund invests primarily in short-term securities which are excluded from the calculation of portfolio turnover rate, the portfolio turnover rate for the fund is usually minimal.

The issuers of money market instruments in which Hard Currency may invest may include governments of, and financial institutions, corporations or other entities located in or organized under the laws of, any country. The fund may also invest in money market securities issued by supranational organizations such as: The World Bank, which was chartered to finance development projects in member countries; the European Economic Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment, and provide technical assistance to member nations in the Asian and Pacific regions.

Hard Currency invests only in instruments which are considered by the investment managers to be of high quality, comparable to those (1) rated AAA or AA (A-1 for commercial paper) by S&P or Aaa or Aa (P-1 for commercial paper) by Moody's or
(2) issued by companies having an outstanding unsecured debt issue currently rated within the above rating categories by S&P or Moody's.

Money market instruments in which the fund may invest include short-term U.S. government securities, bank certificates of deposit, time deposits, bankers' acceptances, commercial paper, floating and variable rate notes, repurchase agreements secured by U.S. government securities, and short-term liquid instruments issued by foreign governments and supranational organizations. The fund will invest in government securities only when the investment manager is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the governments of foreign countries may include direct obligations and obligations guaranteed by the governments of the foreign countries. These obligations may have fixed, floating or variable rates of interest.

Under normal market conditions, Hard Currency will have at least 25% of its assets invested in companies engaged in the financial services industry, including banks (U.S. and non-U.S. banks and their branches), savings and loan associations, insurance companies, and their holding companies, provided such companies have total assets in excess of U.S. $1 billion (or the equivalent thereof expressed in a foreign currency). These investments may include bank obligations, such as certificates of deposit, time deposits, and bankers' acceptances. During periods when the investment managers determine that the fund should be in a temporary defensive position, the fund may have less than 25% of its assets concentrated in the financial services industry.

Templeton Global Bond Fund of Templeton Income Trust ("Global Bond"). The investment objective of Global Bond is current income with capital appreciation and growth of income. The fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments, and government agencies of various nations throughout the world, as well as preferred stock, common stocks which pay dividends, income-producing securities which are convertible into common stock of such companies, and sponsored and unsponsored ADRs, EDRs, and GDRs. The fund's investments in common stocks will emphasize companies, in various countries and industries, which pay dividends and may offer prospects for further growth in dividend payments and capital appreciation.

Global Bond may invest in any debt security (which may include structured investments), including securities rated in any category by S&P or Moody's and securities which are unrated by any rating agency. As an operating policy, the fund will not invest more than 35% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. The fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid. For a description of the risks associated with investing in high yielding, fixed income securities, including defaulted securities, see "What are the Underlying Funds' Potential Risks?" The average maturity of the debt securities in the fund's portfolio will fluctuate depending upon the investment manager's judgment as to future interest rate changes.

Although Global Bond may invest up to 25% of its assets in a single industry, there is no present intention of doing so. As a non-fundamental policy approved by the Board of Trustees, the investment manager will select securities for purchase by the fund from many industries that it believes to be productive and beneficial.

The fund may invest up to 5% of its total assets in securities that may not be resold without registration under applicable law ("restricted securities"). The fund may invest up to 10% of its total assets in restricted securities and other securities which are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

Franklin Global Government Income Fund of Franklin Investors Securities Trust ("Global Government"). The fund's principal investment objective is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Global Government seeks to achieve its objective by investing primarily in securities issued by both domestic and foreign governments and their political subdivisions. Investments will be selected to provide a high current yield and currency stability, or a combination of yield, capital appreciation or currency appreciation consistent with the fund's objective.

As a global fund, Global Government may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the fund's assets will be invested in government securities of issuers located in at least three countries, one of which may be the United States. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the European Currency Unit ("ECU").

Global Government is authorized to invest in securities issued by domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities ("U.S. government securities") and supranational organizations (as described below) and in securities issued by foreign and domestic corporations, banks, and other business organizations. There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by the U.S. Congress as federal government instrumentalities.

Under normal economic conditions, at least 65% of Global Government's total assets will be invested in fixed-income securities such as bonds, notes and debentures. Some of the fixed-income securities may be convertible into common stock or be traded together with warrants for the purchase of common stocks, although the fund has no current intention of converting such securities into equity or holding them as equity upon such conversion. The remaining 35% may be invested, to the extent available and permissible, in equity securities, foreign or domestic currency deposits or equivalents such as short-term U.S. Treasury notes or repurchase agreements.

Global Government may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the fund's investments will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when, in the opinion of the investment manager, interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall.

Other fixed-income securities of both domestic and foreign issuers in which the fund may invest include preferred and preference stock and all types of long-term or short-term debt obligations, such as bonds, debentures, notes, commercial paper, equipment lease certificates, equipment trust certificates and conditional sales contracts. For a discussion of these equipment related instruments, see "Equipment Related Instruments" in the Appendix to this prospectus. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit). Global Government will limit its investments in warrants, valued at the lower of cost or market, to 5% of the fund's net assets or to warrants attached to securities.

Global Government is also authorized to invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The fund may, in addition, invest in debt securities denominated in ECU of an issuer in any country (including supranational issuers). Global Government is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of a government jurisdiction that are not backed by its full faith and credit and general taxing powers.

Global Government may invest in obligations of domestic and foreign banks which, at the date of investment, have total assets (as of the date of their most recently published financial statements) in excess of one billion dollars (or foreign currency equivalent at then current exchange rates).

Global Government is also authorized to acquire loan participations.

Global Government will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, a country's economic and political conditions such as inflation rate, growth prospects, global trade patterns and government policies will be evaluated.

Global Government's assets will be invested principally within Australia, Canada, Japan, New Zealand, the U.S. and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The fund may also acquire securities, including fixed-income obligations of governments, government agencies and corporations, and currency in less developed countries and in developing countries. The investment manager does not currently expect the fund's investments in less developed and developing countries to exceed 20% of the fund's net assets.

Global Government may invest in higher yielding, higher risk, lower rated debt obligations that are rated at least B by Moody's or S&P or, if unrated, are at least of comparable quality as determined by the investment manager; such investments will be less than 35% of the fund's net assets. For a description of these ratings, see the Appendix. For a description of the risks associated with investing in high yielding, fixed income securities, see "What are the Underlying Funds' Potential Risks?" Many debt obligations of foreign issuers, especially developing market issuers, are not rated by U.S. rating agencies and their selection depends on the investment manager's internal analysis.

Under normal market conditions, Global Government will have at least 65% of its total assets invested in securities issued or guaranteed by domestic and foreign governments. Securities issued by central banks that are guaranteed by their national governments are considered to be government securities. Bonds of foreign governments or their agencies which may be purchased by the fund may be less secure than those of U.S. government issuers.

During periods when the investment manager believes that the fund should be in a temporary defensive position, the fund may have less than 25% of its assets concentrated in foreign government securities and may invest instead in U.S. government securities. U.S. government securities which may be purchased by the fund may include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. government; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of Federal Home Loan Banks); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

Global Government may invest no more than 10% of the value of its net assets in restricted securities, (other than certain Rule 144A securities) or in other securities which, in the opinion of the fund's investment manager, may be otherwise illiquid.

Franklin Templeton German Government Bond Fund of Franklin Templeton Global Trust ("German Bond"). The investment objective of German Bond is to seek, over the long-term, total return through investment in a managed portfolio of German government bonds.

German Bond invests between 65% and 100% of its total assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities and political subdivisions ("German government obligations"). The German government obligations in which German Bond invests are denominated in the German mark and are rated, at the time of purchase, triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or, if unrated, are considered by the fund's investment managers to be of comparable quality to triple A rated instruments.

Consistent with its investment objective, German Bond may also invest up to 35% of its total assets in (i) German mark-denominated bonds and other debt instruments issued by sovereign governments other than the Federal Republic of Germany and by supranational organizations (such as the World Bank) that are rated, at the time of purchase triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or which, if unrated, are considered by the fund's investment managers to be of comparable quality to triple A rated instruments; and (ii) cash and money market instruments denominated in the German mark which are rated at time of purchase A-1+ by S&P and/or P-1 by Moody's, or which, if unrated, are considered by the fund's investment managers to be of comparable high quality.

Under normal market conditions, German Bond may have up to 5% of its total assets invested in U.S. dollar denominated cash and money market instruments, such as U.S. Treasury bills, to provide extra liquidity for meeting shareholder redemptions and exchanges.

While German Government does not anticipate that it will have less than 75% of its total assets invested in German government obligations under normal market conditions, the fund reserves the right to reduce its investment in German government obligations to 65% of its total assets (with a corresponding increase in the amount it invests in other German mark-denominated securities and cash) if such investment allocation is deemed to be in German Bond's best interest by the fund's investment managers. It is also possible that German Bond may occasionally hold significant cash or cash equivalents denominated in German marks until suitable investment positions are available. In order to preserve its favorable tax status, the fund may regularly hold 25% or less of its assets in obligations issued or guaranteed by the Federal Republic of Germany even while holding 65% or more of its total assets in German government obligations (as defined above). In addition, as a temporary measure, German Bond may reduce its investment in German government obligations and/or increase its investment in U.S. government and agency securities from time to time to preserve its favorable tax status.

The rate of exchange between the U.S. dollar and the German mark fluctuates. As a result, German Bond generally will experience gains and losses attributable to those fluctuations. German Bond does not generally position hedge or otherwise attempt to limit its exposure to German mark currency risk and, therefore, there is the risk of currency fluctuations.

Changes in German market interest rates will affect the market value of the fund. When German market interest rates rise, the market value of German Bond's securities generally will decline. Conversely, when German market interest rates decline, the market value of the fund's securities generally will rise. German Bond's investment managers will actively manage the fund's portfolio maturity structure in an attempt to achieve positive returns for the fund over time from changes in interest rates.

It is anticipated that under normal market conditions, German Bond's weighted average portfolio maturity will be at least five years and may be as long as ten years. For temporary, defensive purposes, however, the fund's weighted average portfolio maturity may be less than five years.

German Bond's investment managers invest the fund's assets on the basis of a number of factors, including, (i) the current level of interest rates on German government obligations of various maturities and (ii) its view of future movements of those interest rates. In determining German Bond's maturity structure, the fund's investment managers consider many factors pertaining to the German economy, including the current stage of the economic cycle, government fiscal and monetary policy, inflation expectations, the relationship of interest rates of varying maturities, (i.e., the slope of the yield curve), currency market outlook, and economic growth prospects within Germany and around the world.

German government obligations generally are considered by rating agencies to be among the highest credit quality debt instruments worldwide. In addition, the Bundesbank (the German central bank) generally is viewed as among the most disciplined and ardent central banks in the world in its policies of fighting domestic inflation and protecting the international value of the German mark.

Liquidity in the German government bond market is considered by the fund's investment managers to be very high.

Certain German government obligations are issued or otherwise guaranteed by the Federal Republic of Germany. These obligations carry the explicit full faith and credit backing of the German government and include direct obligations of the government (Bunds), as well as certain government agency issues, such as the German Unity Fund (Fonds Deutsche Einheit), established to help pay for the reconstruction of former East Germany's economy, and the Treuhandanstalt, established to facilitate the privatization of assets of former East Germany.

Other German government obligations are guaranteed by their issuing agency, instrumentality or political subdivision, but do not carry the explicit full faith and credit guarantee of the German government. German Bond will invest only in such obligations that the fund's investment managers consider to be of credit quality substantially equivalent to direct obligations of the German government. Issuers presently satisfying this criterion include the German Federal Railways (Bundesbahn), the German Post Office (Bundespost), the Kreditanstalt fur Wiederaufbau ("KFW"), as well as certain of the 16 separate federal states (Lander) of which Germany is comprised.

For a discussion of the primary risk factors associated with investment in German government obligations, including interest rate, currency and German economic risk, please see "German Government Bonds" in the Appendix to this prospectus.

In the event of an extraordinary political or world development which, in the view of the fund's investment managers, threatens the social or political stability of Germany or the viability of the German government, German Bond may invest in U.S. government securities and U.S. dollar-denominated cash equivalents or otherwise hedge its German bond and currency risk, without limitation, but only for temporary, defensive purposes.

German Government may invest in time deposits of commercial banks having short-term deposit ratings of A-1+ by S&P and/or P-1 by Moody's, but will limit its investment in time deposits maturing in more than seven days. German Government will not otherwise invest in illiquid securities.

Natural Resources Funds

Franklin Gold Fund ("Gold"). The principal investment objective of Gold is capital appreciation. Gold's secondary objective is to provide current income through the receipt of dividends or interest from its investments. The payment of dividends may be a consideration when the fund purchases securities.

In seeking to achieve its objectives, Gold has adopted a fundamental policy of concentrating its investments in securities of issuers engaged in mining, processing or dealing in gold or other precious metals, such as silver, platinum, and palladium, which means that the fund will invest at least 25% of its total assets in such securities. Under normal circumstances, at least 65% of the value of the fund's total assets will be invested in securities of issuers engaged in gold operations, including securities of gold mining finance companies, as well as operating companies with long, medium, or short-life mines. Gold anticipates that it will normally invest in common stocks and securities convertible into common stocks, such as convertible preferred, convertible debentures, convertible rights and warrants, and sponsored or unsponsored ADRs for those securities, all of which may be traded on a securities exchange or over-the-counter. The fund may invest in debt obligations and preferred stocks which are convertible within a specified period of time into a certain quantity of the common stock of the same or a different issuer. In seeking income or appreciation or in times when it is felt that a conservative investment policy is in order, the fund may also purchase preferred stocks and debt securities, such as notes, bonds, debentures or commercial paper (short-term debt securities of large corporations), any of which may or may not be rated by recognized securities rating agencies. In addition, Gold's investment in fixed income and convertible securities which are rated or unrated but deemed equivalent to comparable rated securities, may be below investment grade (i.e., below BBB by S & P or Baa by Moody's) at the time of purchase. In those circumstances, the fund may also place some of its cash reserves in securities of the U.S. government and its agencies, various bank debt instruments, or repurchase agreements collateralized by such securities.

Because of the fund's policy of investing primarily in securities of companies engaged in gold mining, a substantial part of Gold's assets generally is invested in securities of companies domiciled or operating in one or more foreign countries. The fund generally has invested more than 50% of its total assets in the securities of corporations located outside the United States. While the fund intends to acquire securities of foreign issuers only where there are public trading markets for such securities, such investments may tend to reduce the liquidity of the fund's portfolio in the event of internal problems in such foreign countries or deteriorating relations between the United States and such countries.

When purchasing foreign securities, the fund will ordinarily purchase securities which are traded in the United States or purchase sponsored or unsponsored ADRs. The fund may also purchase the securities of foreign issuers directly in foreign markets so long as, in the investment manager's judgment, an established public trading market exists.

As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, Gold may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. The ability of the fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the fund's shares are qualified for sale. If otherwise consistent with the fund's objectives, it may invest up to 10% of its assets in gold bullion.

Gold's assets will be invested in gold bullion at such times as the prospects of such investments are, in the opinion of management, attractive in relation to other possible investments. Transactions in gold bullion by the fund are negotiated with principal bullion dealers unless, in the investment manager's opinion, more favorable prices are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges, and shipping costs for delivery to a custodian bank. Such costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the fund on such investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.

Franklin Natural Resources Fund of Franklin Strategic Series ("Natural Resources"). The investment objective of Natural Resources is to seek to provide high total return. The fund seeks to achieve its objective by investing at least 65% of its total assets in securities issued by companies which own, produce, refine, process and market natural resources, as well as those that provide support services for natural resources companies (i.e., those that develop technologies or provide services or supplies directly related to the production of natural resources). These companies are concentrated in the natural resources sector which includes, but is not limited to, the following industries: integrated oil; oil and gas exploration and production; gold and precious metals; steel and iron ore production; aluminum production; forest products; farming products; paper products; chemicals; building materials; energy services and technology; and environmental services. The fund's total return consists of both capital appreciation and current dividend and interest income.

Natural Resources at all times, except during temporary defensive periods, seeks to maintain at least 65% of its total assets invested in securities issued by companies in the natural resources sector and will be concentrated in the natural resources sector. Natural Resources invests in common stocks (including preferred or debt securities convertible into common stocks), preferred stocks, and debt securities. The mixture of common stocks, debt securities, and preferred stocks varies from time to time based upon the investment manager's assessment as to whether investments in each category will contribute to meeting the fund's investment objective.

Natural Resources may invest, without percentage limitation, in fixed-income securities having at the time of purchase one of the four highest ratings of Moody's or S&P, or in fixed-income securities that are not so rated, provided that, in the opinion of the investment manager, such securities are comparable in quality to those within the four highest ratings. The fund's commercial paper investments at the time of purchase will be rated "A-1" or "A-2" by S&P or "Prime-1" or "Prime-2" by Moody's or, if not so rated, will be of comparable quality as determined by the investment manager. Natural Resources may also invest up to 15% of its total assets at the time of purchase in lower rated fixed-income securities (those rated BB or lower by S&P or Ba or lower by Moody's) and unrated securities of comparable quality. Natural Resources will not acquire such securities rated lower than B by Moody's or S&P.

Natural Resources may invest in the securities of issuers both within and outside the U.S., including emerging market countries. The fund may purchase foreign securities that are traded in the U.S. or in foreign markets or purchase sponsored or unsponsored ADRs. The fund's investment manager will attempt to independently accumulate and evaluate information with respect to the issuers of the underlying securities of sponsored and unsponsored ADRs to attempt to limit the fund's exposure to the market risk associated with such investments. For purposes of Natural Resources' investment policies, investments in ADRs will be deemed to be investments in the equity securities of the foreign issuers into which they may be converted.

Under normal conditions, it is anticipated that the percentage of assets invested in U.S. securities will be higher than that invested in securities of any other single country. It is possible that at times the fund may have 50% or more of its total assets invested in foreign securities.

Natural Resources is permitted to invest up to 35% of its assets in securities of issuers that are outside the natural resources sector. Such investments will consist of common stocks, debt securities or preferred stocks and will be selected to meet the fund's investment objective of providing high total return. These securities may be issued by either U.S. or non-U.S. companies, governments, or governmental instrumentalities. Some of these issuers may be in industries related to the natural resources sector and, therefore, may be subject to similar risks.

The fund may invest in debt securities issued or guaranteed by foreign governments. Such securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments. The foreign government securities in which Natural Resources intends to invest generally will consist of obligations issued by national, state, or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank of Reconstruction and Development (the World Bank), the European Investment Bank, the Asian Development Bank, and the Inter-American Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the 12-member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities, including quasi-governmental agencies.

Other Investment Policies of the Underlying Funds

Options and Financial Futures. Certain of the Underlying Funds may use certain investment techniques, all of which may be dependent upon a prediction of the future direction of various financial barometers. In this regard, Equity, Small Cap, Real Estate, Gold, Mutual Shares, Discovery Shares, Pacific Growth, Foreign Smaller, Global Government, Global Bond, Latin America, Japan, Greater European, and Developing Markets may purchase and sell put and call options on securities and securities indices which trade on securities exchanges, which may include foreign exchanges, and in the over-the-counter ("OTC") market. These funds, along with Value and Natural Resources, also may purchase and sell financial futures and options on financial futures with respect to securities and securities indices.

Pacific Growth, Foreign Smaller, Global Government and Value may engage in "spread" and "straddle" transactions. A spread transaction is one in which a fund purchases and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. In a straddle transaction, the fund purchases or writes combinations of put and call options on the same security.

Growth and Utilities may write (sell) covered call options which are listed for trading on a national securities exchange. Writing a "covered" call option means that the fund will only write (sell) options on securities which it actually owns. When a fund sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the fund. Growth may also purchase put options on securities. Put options on particular securities may be purchased to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. Growth may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.

Value may write covered call options on securities that are listed on a national securities exchange or traded OTC and purchase listed and OTC call and put options on securities and securities indices. Value may engage in forward conversion transactions whereby the fund will write call options on securities it has purchased and purchase put options on those securities. Pacific Growth, Foreign Smaller, Global Government, Global Bond, Equity, Real Estate, Small Cap, Greater European, Latin America and Japan may write covered call and put options on securities and securities indices that are traded on exchanges or in the OTC market.

Investment Grade may write covered call and put options on any securities it may purchase for its portfolio. The fund may purchase call and put options for the purpose of offsetting its obligations pursuant to previously written options. The fund may purchase put options only on U.S. government securities in its portfolio in anticipation of a decline in the market value of such securities.

Global Government may write options in connection with buy-and-write transactions; that is, it may purchase a security and then write a call option against that security. The exercise price will depend upon the expected price movement and may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the security. Global Government may enter into futures on debt securities that are backed by the U.S. government and may enter into futures on corporate securities and non-U.S. government debt securities when such securities become available.

German Government may use futures, option contracts on futures, and OTC options on a temporary basis to maintain its ongoing exposure to the German mark and to German government obligations. However, it does not currently intend to enter into currency futures or options thereon. Only under extraordinary circumstances will the fund employ forwards, futures and options for hedging purposes.

Mutual Shares' and Discovery Shares' OTC option transactions are limited to transactions with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks, or other financial institutions which have received a short term credit rating of A-1 from S&P or P-1 from Moody's, or are of comparable quality. Mutual Shares or Discovery Shares may not purchase or sell put options on futures on individual corporate debt and individual equity securities.

The options and futures transactions of many of the Underlying Funds, as described above, have limited purposes. For example, as to options and futures, Gold and Value, and as to futures only, Global Bond, Pacific Growth and Foreign Smaller may only engage in such activities for hedging purposes or other appropriate risk management purposes. Real Estate may only engage in options and futures transactions, and Pacific Growth and Foreign Smaller may only engage in options transactions for hedging purposes or to increase income to such funds. Equity may only engage in options and futures transactions for hedging purposes or to accommodate cash flows. Investment Grade may purchase and sell put and call options on interest rate futures contracts solely for hedging purposes. Mutual Shares and Discovery Shares may only engage in futures and options for non-hedging purposes if no more than 5% of their respective assets are at risk.

The futures activities of all of the Underlying Funds will be accomplished so that no fund is considered to be a commodity pool operator under the laws governing the trading of commodities. In this regard, the activities of the Underlying Funds will be limited so that if an Underlying Fund engages in futures transactions for other than bona fide hedging purposes, such Underlying Fund does not enter into a futures transaction if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for such open futures options would exceed 5% of the Underlying Fund's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. In addition, a number of the Underlying Funds have committed to limit their options and futures transactions to various percentages, as determined by certain state laws, or internal fund policies.

For a further description of these techniques, see the SAI.

Interest  Rate  Futures and Options  thereon.  Value,  Pacific  Growth,  Foreign
Smaller, Mutual Shares, Discovery Shares, Global Government and Natural Resources may enter into interest rate futures contracts and options thereon. Investment Grade may purchase options on interest rate futures. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depend primarily on prevailing interest rates.

Currency Futures Contracts and Options thereon. Equity, Small Cap, Pacific Growth, Foreign Smaller, Natural Resources, Mutual Shares, Discovery Shares, Developing Markets, Greater European, Latin America, Japan, Global Bond, Global Government and Hard Currency may enter into futures contracts on currencies. A futures contract on currency is an agreement to buy or sell currency at a specified price during a designated month.

These funds may also buy and sell put and call options on currency futures contracts. A put option purchased by the fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the fund would give it the right to assume a position as the buyer of a futures contract. The fund is required to pay a premium for a put or call option on a futures contract, but is not required to take any actions under the contract. If the option cannot be profitably exercised before it expires, the fund's loss will be limited to the amount of the premium and any transaction costs.

Options on Foreign Currencies. AGE, Pacific Growth, Foreign Smaller, Natural Resources, Mutual Shares, Discovery Shares, Greater European, Latin America, Japan, Developing Markets, Global Government and Global Bond may purchase and sell (write) put and call options on foreign currencies traded on U.S. and foreign exchanges, or OTC. The funds will engage in such option transactions for various hedging purposes such as to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired or to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Hard Currency may, for hedging purposes, buy put and call options on any currency in which the fund's investments are denominated.

Forward Currency Exchange Contracts. AGE, Mutual Shares, Discovery Shares, Pacific Growth, Foreign Smaller, Natural Resources, Hard Currency, Global Bond, Global Government, Greater European, German Government, Latin America, Japan, Templeton Foreign, Smaller Companies, Developing Markets, and Gold may all, to some degree, engage in foreign currency exchange transactions. The funds will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market (Templeton Foreign and Smaller Companies may engage only in this type of forward foreign currency exchange transaction), or through entering into forward contracts to purchase or sell foreign securities. However, some price spread on these transactions (to cover service charges) will be incurred when a fund converts assets from one currency to another. When a fund is the buyer or seller in such a transaction, it will either cover its position or maintain, in a segregated account with its custodian bank, cash or securities having an aggregate value equal to the amount of such commitment until payment is made. Global Government may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency.

Natural Resources, AGE, Global Bond, Global Government, Greater European, Latin America and Japan have no specific limitations on the percentage of assets they may commit to forward contracts, subject to their stated investment objectives and policies, except that the funds will not enter into a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or each fund's ability to meet redemption requests. Natural Resources, AGE, Global Bond, Developing Markets, Greater European, Latin America and Japan will use forward contracts primarily to protect the funds from adverse currency movements. Developing Markets will not enter into forward currency contracts if, as a result, the fund will have more than 20% of its total assets committed to such contracts.

Currency Swaps. Mutual Shares and Discovery Shares may participate in currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. The funds will usually enter into swaps on a net basis. The funds may participate in currency swaps with counterparties that have received a credit rating of A-1 from S&P or P-1 from Moody's, or are of equal credit quality.

Interest Rate Swaps. AGE and Global Government may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (e.g., London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). AGE intends to participate in interest rate swaps with regard to obligations held in its portfolio. To the extent AGE does not own the underlying obligation, it will maintain, in a segregated account with its custodian, cash or securities having an aggregate value equal to the amount of the fund's outstanding swap obligation.

Options, futures, options on futures, forward currency exchange contracts, interest rate swaps, currency swaps, CARs, and CMOs are considered "derivative securities." For additional information about these investment techniques, see the SAI. Investments in these instruments involve certain risks. For a discussion of these risks, see "What are the Underlying Funds' Potential Risks?" in the Appendix to this prospectus and the SAI.

Tax Considerations. The Underlying Funds' investments in options, futures, forward contracts, foreign currencies and securities, and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the Funds and distributed to you. These special tax rules are discussed in the "Additional Information on Distributions and Taxes" section of the SAI.

What are the Underlying Funds' Potential Risks?

Generally. If the securities owned by an Underlying Fund increase in value, the value of the shares of the Underlying Fund will increase. Similarly, if the securities owned by an Underlying Fund decrease in value, the value of the shares of the Underlying Fund will also decline. Such increases and decreases will be reflected in the performance of the Underlying Funds as well as the Funds. The value of the shares of the Franklin Templeton Growth Target Fund will tend to increase and decrease to a greater degree than those of the other Funds due to the increased emphasis on a more aggressive Underlying Fund mix. Similarly, the value of the shares of the Franklin Templeton Moderate Target Fund will tend to increase and decrease to a greater degree than the shares of the Franklin Templeton Conservative Target Fund.

Common Stocks. To the extent an Underlying Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in any securities index that is based on equity securities, such as the Dow Jones Industrials or the Standard & Poor's 500 average, may also be reflected in declines in the Underlying Fund's share price. Historically, there have been both increases and decreases in interest rates and in securities prices generally and such increases and decreases may reoccur unpredictably in the future.

Debt Securities. To the extent an Underlying Fund's investments consist of fixed-income securities, changes in interest rates will affect the value of the fund's portfolio and its share price; increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of shares of such Underlying Fund.

High Yielding, Fixed-Income Securities. An investment in an Underlying Fund that has a policy of investing in higher yielding, higher risk fixed-income securities is subject to a higher degree of risk than is present with an investment by such fund in higher rated, lower yielding securities.

The market values of lower rated, fixed-income securities and unrated securities of comparable quality tend to reflect individual corporate developments to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower-rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB by S&P or Baa by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the fund may have unrealized losses on such defaulted securities that are reflected in the price of the fund's shares. In general, securities which default lose much of their value in the time period prior to the actual default so that the net assets of a fund are impacted prior to the default. For additional information on the risks of high yielding, fixed-income securities, see the Appendix to this prospectus.

Foreign Securities. Investments in foreign securities involve additional risks, not generally associated with investments in U.S. securities. These risks include the possibility of expropriation, extraordinary taxation by the foreign country, adverse fluctuations in foreign currencies which are not favorable compared to the U.S. dollar, political or social instability of the countries where the foreign issuers are located or where the exchange on which an Underlying Fund purchased such securities is located, and/or future unfavorable diplomatic developments between the U.S. and the foreign countries where the issuers of the fund's foreign investments are located or where the exchanges on which the fund purchased securities are located. There is always the possibility of an Underlying Fund's assets being confiscated by foreign governments or others. In addition, there may be less publicly available information about foreign issuers and foreign companies may not be subject to auditing, accounting, and financial reporting standards comparable to those applicable to U.S. companies.

With respect to investments in developing markets, the small size, inexperience, and limited volume of trading on securities markets in certain developing countries may make a fund's investments in developing countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custody or other arrangements before making certain investments in those countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. For additional risks relating to investment in developing markets, please see the Appendix to this prospectus.

Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Options and Futures. Options and futures may fail as hedging techniques where the price movements of the securities underlying the options and futures do not follow the price movements of the Underlying Fund's securities which are subject to the hedge. The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the investment manager's ability to predict correctly the direction of securities markets, interest rates, and other economic factors. Also, a liquid secondary market for any particular option or future may not be available when the investment manager wishes to "close out" a position in an option or future. In such case, the Underlying Fund will likely be unable to control losses by closing its position.

Currency Transactions. Currency transactions, such as forward currency exchange contracts, currency futures and options on such futures, options on currencies, and currency swaps are subject to different risks than other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Interest Rate Swaps. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire such a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

Natural Resources. There are a number of risks associated with investing in the natural resources sector, including gold. Certain commodities are subject to limited pricing flexibility as a result of supply and demand factors. Others are subject to broad price fluctuations, reflecting the volatility of certain raw materials' prices and the instability of supplies of other resources. Further, many companies operate in areas of the world where they are subject to unstable political environments, currency fluctuations, and inflationary pressures.

Real Estate Securities. The risks associated with investing in real estate securities include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate industry also will be affected by such risks.

In addition, equity REITs will be affected by changes in the value of the underlying property owned by the trusts, while a mortgage real estate investment trust will be affected by the quality of the properties to which it has extended credit. Equity and mortgage real estate investment trusts are dependent upon the REIT's management skill, may not be diversified, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. By investing in REITs indirectly, a shareholder will bear not only his proportionate share of the expenses of the fund, but also, indirectly, similar expenses of the REITs.

Who Manages the Fund?

The Board. The Board oversees the management of the Trust and elects its officers. The officers are responsible for the Trust's day-to-day operations. The Board also monitors the Trust to ensure no material conflicts exist between the two classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Manager. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. Advisers also provides asset allocation services by allocating the Fund's assets among the Underlying Funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Advisers or other direct or indirect wholly-owned subsidiaries of Resources are the investment managers of the Underlying Funds. Together Advisers and its affiliates manage over $152 billion in assets. Please see "Investment Advisory, Asset Allocation and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Trust's Code of Ethics.

Management Team. The team responsible for the day-to-day management of each Fund is Donald P. Gould and Seymour R. Singer.

Donald P. Gould

Portfolio Manager of Advisers and President of the Trust

Mr. Gould holds a Bachelor of Arts degree in economics from Pomona College, a Master in Business Administration degree from the Harvard Business School, and has studied international economics at Oxford University. Mr. Gould joined the Franklin Templeton organization upon its acquisition of certain assets of Huntington Advisers, Inc. in November 1993. For the eight years prior to joining the Franklin Templeton Group, Mr. Gould was president of Huntington Funds. He has been in the securities industry since 1981.

Seymour R. Singer

Portfolio Manager of Advisers

Mr. Singer holds a Bachelor of Arts degree in economics and psychology from the University of California at Los Angeles and is a Chartered Financial Analyst Level III Candidate. He has been with Advisers since 1996. Prior to joining the Franklin Templeton Group, Mr. Singer was a portfolio analyst for The Carmack Group, Inc. He is a member of the Association for Investment Management and Research (AIMR) and the Los Angeles Society of Financial Analysts.

INVESTMENT ADVISORY AND ASSET ALLOCATION AGREEMENT. Under the investment advisory and asset allocation agreement, Advisers provides general advisory services. Such services include monitoring the Underlying Funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment for each Fund by Advisers. Advisers also provides asset allocation advice and administrative services to each Fund under the management and asset allocation agreement. While Advisers provides general investment advisory and administrative services to each Fund without charge, it provides asset allocation services to each Fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each Fund. The fee is computed at the close of business on the last business day of each month.

During each Fund's start-up period, Advisers has agreed in advance to waive or limit its asset allocation fee and/or make certain payments to reduce the Fund's direct operating expenses so that each Fund's direct operating expenses do not exceed 0.75% for Class I shares and 1.50% for Class II shares for the current fiscal year. After July 31, 1997, Advisers may end this agreement at any time.

Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the Underlying Funds. The investment manager and the management fee of each of the Underlying Funds are set forth below as an annual percentage rate of such Fund's net assets:

UNDERLYING FUND           MANAGER                              FEE RATE
--------------------------------------------------------------------------------

Equity                    Advisers                                     0.625%1
Growth                    Advisers                                     0.625%2
Utilities                 Advisers                                     0.625%2
Small Cap                 Advisers                                     0.625%3
Value                     Advisers                                     0.750%4
Real Estate               Advisers                                     0.625%5
Mutual Shares             Franklin Mutual Advisers, Inc.               0.60%
Mutual Discovery          Franklin Mutual Advisers, Inc.               0.80%
Short-Intermediate        Advisers                                     0.625%1
Government Securities     Advisers                                     0.625%2
Investment Grade          Advisers                                     0.50%6
AGE                       Advisers                                     0.625%1
Templeton Foreign         Templeton Global Advisors Limited ("TGAL")   0.75%7
Developing Markets        Templeton Asset Management Ltd. -
                          Hong Kong Branch                             1.25%
Smaller Companies         Templeton Investment Counsel, Inc. ("TICI")  0.75%
Foreign Smaller           Advisers; TICI (sub-adviser)                 1.00%8,*
Greater European          TGAL                                         0.75%
Pacific Growth            Advisers; TICI (sub-adviser)                 1.00%8,*
Latin America             TGAL                                         1.25%
Japan                     TICI                                         0.75%
Hard Currency             Advisers; TICI (sub-adviser)                 0.65%*
Global Bond               TICI                                         0.50%9
Global Government         Advisers; TICI (sub-adviser)                 0.625%1,*
German Government         Advisers; TICI (sub-adviser)                 0.55%*
Gold                      Advisers                                     0.625%1
Natural Resources         Advisers                                     0.625%5

1.625% of the month end net  assets of the fund up to $100  million,  reduced to
 .500% of such net assets in excess of $100 million up to $250 million, and further reduced to .45% of such net assets in excess of $250 million.

2.625% of the month end net  assets of the fund up to $100  million,  reduced to
 .50% of such net assets in excess of $100 million up to $250 million, and further reduced to .45% of such net assets in excess of $250 million up to $10 billion, further reduced to .44% of such net assets in excess of $10 billion up to $12.5 billion, further reduced to .42% of such net assets in excess of $12.5 billion up to $15 billion, further reduced to .40% of such net assets in excess of $15 billion up to $17.5 billion, further reduced to .38% of such net assets in excess of $17.5 billion up to $20 billion, and further reduced to .36% in excess of $20 billion.

3.625% of the average daily net assets of the fund up to $100 million, .50% of the average daily net assets of the fund over $100 million up to $250 million,
 .45% of the average daily net assets of the fund over $250 million up to $10 billion, .44% of the average daily net assets of the fund over $10 billion up to $12.5 billion, .42% of the average daily net assets of the fund over $12.5 billion up to $15 billion, and .40% of the average daily net assets of the fund over $15 billion.

4.75% of average daily net assets up to $500 million, .625% of average daily net assets over $500 million up to $1 billion, and .50% of average daily net assets over $1 billion.

5.625% of the average daily net assets of the fund up to $100 million, .50% of the average daily net assets of the fund over $100 million up to $250 million,
 .45% of the average daily net assets of the fund over $250 million up to $10 billion, .44% of the average daily net assets of the fund over $10 billion up to $12.5 billion, .42% of the average daily net assets of the fund over $12.5 billion up to $15 billion, and .40% of the average daily net assets of the fund over $15 billion.

6.50% of average daily net assets up to $500 million, .45% of average daily net assets over $500 million up to $1 billion, and .40% of average daily net assets over $1 billion.

7.75% of the average daily net assets of the Fund up to the first $200,000,000, reduced to a fee of .675% of such average daily net assets in excess of $200,000,000 up to $1,300,000,000, and further reduced to a fee of .60% of such average daily net assets in excess of $1,300,000,000.

81% of daily net assets up to $100 million, .90% of daily net assets over $100 million up to $250 million, .80% of daily net assets over $250 million up to $500 million, and .75% of daily net assets over $500 million.

9.50% of its average daily net assets, .45% of such net assets in excess of $200,000,000, and .40% of such net assets in excess of $1,300,000,000.

*TICI is entitled to receive from Advisers a sub-advisory fee; the sub-advisory fees payable by Advisers have no effect on the fees payable by the Underlying Funds to Advisers. As to Foreign Smaller and Pacific Growth, TICI receives from Advisers a fee equal to an annual rate of the value of each fund's average daily net assets as follows: 0.50% of such assets up to $100,000,000; 0.40% of such assets over $100,000,000 up through $250,000,000; 0.30% of such assets over $250,000,000 up through $500,000,000; and 0.25% of such assets over
$500,000,000. As to Hard Currency and German Government, TICI receives from Advisers a fee equal to an annual rate of 0.25% of the value of each fund's average daily net assets. As to Global Government, TICI receives from Advisers a fee equal to an annual rate of the value of the fund's assets as follows: 0.35% of such assets up to $100,000,000; 0.25% of such assets over $100,000,000 up through $250,000,000; and 0.20% of such assets over $250,000,000.

Operating Expenses. Each Fund pays its own operating expenses. These expenses include Advisers' fees associated with the provision of asset allocation services; taxes, if any; custodian, legal, and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Advisers; fees of any personnel not affiliated with Advisers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the Fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Advisers.

Portfolio Transactions. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, consistent with internal policies, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. FT Services provides certain administrative services and facilities for the Fund at no charge.

The Rule 12b-1 Plans

Each class has a distribution plan or "Rule 12b-1 Plan" under which it may pay or reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

How does the Fund Measure Performance?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield, and current distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

How is the Trust Organized?

The Trust is an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on October 2, 1995, and was previously named Franklin Templeton Fund Manager. The Trust is registered with the SEC under the 1940 Act. Each Fund offers two classes of shares: Franklin Templeton Conservative Target Fund - Class I and Franklin Templeton Conservative Target Fund - Class II, Franklin Templeton Moderate Target Fund - Class I and Franklin Templeton Moderate Target Fund - Class II, and Franklin Templeton Growth Target Fund - Class I and Franklin Templeton Growth Target Fund - Class
II. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

Taxes

How Do Taxes Affect the Fund?

Taxation of the Fund and the Underlying Funds' Investments

Each Fund intends to qualify for taxation as a "regulated investment company" under the Code. By distributing all of its net investment income and capital gains to shareholders, as well as meeting certain other requirements, each Fund will generally not be liable for federal income or excise taxes.

Some of the Underlying Funds' investments in complex securities as described in the section "How Do the Underlying Funds Invest Their Assets?" are subject to special tax rules. The effect of these rules may be to accelerate income, defer losses, convert capital gains and losses into ordinary gains and losses, and to convert long-term capital gains and losses into short-term capital gains and losses within the Underlying Funds. These rules may also cause the Underlying Funds to recognize income and make distributions to the Funds prior to their receipt of cash payments. The Underlying Funds' investments in certain foreign securities which meet the Code definition of a Passive Foreign Investment Company ("PFIC") may also subject the Underlying Funds to an income tax and interest charge on their investments. In these ways, these special tax rules may affect the amount, timing or character of the income earned by the Funds, and distributed to you. These rules are discussed in more detail in the "Additional Information on Distributions and Taxes" section of the SAI.

How Do Taxes Affect Your Investment?

Taxes on Distributions

Distributions from a Fund will be taxable, whether you take them in cash or additional shares. Distributions declared in December to shareholders of record in that month and paid in January are taxable as if they were paid on December 31.

Distributions paid from net investment income and short-term capital gain will be taxable as ordinary dividends. Distributions paid from long-term capital gain will be taxable as long-term capital gain, regardless of how long you have held your shares in a Fund. Any distributions paid in excess of a Fund's earnings will generally be treated as non-taxable returns of capital. Dividends paid from interest earned by a Fund on its direct investments in U.S. government obligations may be given special tax-free status on your state income tax return, subject in some states to the Fund satisfying minimum investment requirements.

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the corporate dividends-received deduction. The amount so qualified depends upon the aggregate amount of dividends received by the Underlying Funds from domestic (U.S.) corporations, and upon other limitations which are discussed in the "Additional Information on Distributions and Taxes" section of the SAI.

Redemptions and Exchanges of Your Shares

If you redeem any of your shares in a Fund, or exchange your shares in the Fund for shares of another Franklin Templeton fund, you will generally have a capital gain or loss that must be reported on your tax return. Any loss you realize on the redemption or exchange of your Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of any long-term capital gains distributions you received on these shares.

If you exchange shares that you have held for 90 days or less for shares of another Franklin Templeton Fund, special tax rules apply. In calculating your gain or loss on the exchange, these rules may require you not to include as part of your cost the sales charge you paid at the time you purchased your Fund shares. You will, however, be permitted to add the amount of sales charge disallowed to the cost basis of the shares you received in the exchange.

Annual Information Returns

The Funds will inform you at calendar year end of the amount and source of the dividends and distributions paid to you.

Additional Tax Considerations

"Buying a Dividend" - If you buy shares before a dividend distribution date, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

"State Taxes" - You should contact your tax advisor to determine whether state or local income, intangible or other taxes will apply to your investment in the Fund or to distributions or redemption proceeds you receive from the Fund. You should also understand that because each of the Funds invests primarily in the Underlying Funds, rather than in direct obligations of the U.S. government and its territories, the Funds do not expect to pay dividends which qualify for exemption from state income tax.

"Foreign Taxes" - The Underlying Funds may be subject to foreign withholding taxes on income from their investments. The Funds will not be permitted to elect to "pass through" to you the amount of foreign taxes paid by the Underlying Funds on their foreign investments. Your respective share of these foreign taxes will, therefore, be netted against your share of the Fund's other gross income in arriving at the net investment income that the Fund distributes to you.

"Non-U.S. Investors" - You should consult with your tax advisor on potential U.S. and non-U.S. income, estate or other taxes (including U.S. income tax withholding) on your investment in the Fund or on dividends or distributions paid to you by a Fund.

"Backup Withholding" - When you sign your account application, you will be asked to supply your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper certifications, the Fund will withhold 31% of its payments to you, including dividends, distributions and redemption proceeds. The Fund will also begin backup withholding on your account if the IRS instructs it to do so. The Fund also reserves the right not to open your account or to redeem your shares at the current net asset value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper certifications, or the IRS advises the Fund to begin backup withholding on your account.

The foregoing information is intended to summarize important tax rules that may affect your investment in the Funds. See the Section entitled "Additional Information on Distributions and Taxes" in the Statement of Additional Information for a more complete discussion of these rules and other tax matters.

About Your Account

How Do I Buy Shares?

Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. Please indicate which class of shares you want to buy. If you do not specify a class, your purchase will be automatically invested in Class I shares.

                          MINIMUM
                        INVESTMENTS*
-------------------------------------

To Open Your Account       $100
To Add to Your Account     $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

Deciding Which Class to Buy

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:

o    you expect to invest in the Fund over the long term;

o    you qualify to buy Class I shares at a reduced sales charge; or

o    you plan to buy $1 million or more over time.

You should consider Class II shares if:

o    you expect to invest less than  $100,000 in the Franklin  Templeton  Funds;
     and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

Purchase Price of Fund Shares

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                          TOTAL SALES CHARGE
                                          AS A PERCENTAGE OF      AMOUNT PAID
                                         --------------------   TO DEALER AS A
                                         OFFERING  NET AMOUNT    PERCENTAGE OF
AMOUNT OF PURCHASE AT OFFERING PRICE      PRICE     INVESTED    OFFERING PRICE
--------------------------------------------------------------------------------

CLASS I
Under $100,000                            4.50%       4.71%        4.00%
$100,000 but less than $250,000           3.75%       3.90%        3.25%
$250,000 but less than $500,000           2.75%       2.83%        2.50%
$500,000 but less than $1,000,000         2.25%       2.30%        2.00%
$1,000,000 or more*                       None        None         None

CLASS II
Under $1,000,000*                         1.00%       1.01%        1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

Sales Charge Reductions and Waivers

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your investments in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

By completing the Letter of Intent section of the shareholder application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying Fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases.

For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

4. Redemptions from any Franklin Templeton Fund if you:

o    Originally paid a sales charge on the shares,

o    Reinvest the money within 365 days of the redemption date, and

o    Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

5. Redemptions from other mutual funds

     If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if
     (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to Class I purchases by:

6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a thirteen month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7. Group annuity separate accounts offered to retirement plans

8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above.

9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

10. Broker-dealers, registered investment advisors or certified financial planners who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs.

11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15. Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1, 2 or 3 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers may receive up to 1% of the purchase price for Class II purchases.

2. Securities Dealers will receive up to 1% of the purchase price for Class I purchases of $1 million or more.

3. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for Class I purchases made under waiver category 8 above.

4. Securities Dealers may receive up to 0.25% of the purchase price for Class I purchases made under waiver categories 6 and 9 above.

PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI FOR ANY BREAKPOINTS THAT MAY APPLY.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

May I Exchange Shares for Shares of Another Fund?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------------

By Mail          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you're exchanging
--------------------------------------------------------------------------------
By Phone         Call Shareholder Services or TeleFACTS(R)

                  If you do not want the ability to exchange by phone to apply to your account, please let us know.
--------------------------------------------------------------------------------
Through Your Dealer     Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

Contingent Deferred Sales Charge - Class I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

Contingent Deferred Sales Charge - Class II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

How Do I Sell Shares?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required

                 4. Corporate, partnership and trust accounts may need
                    to send additional documents. Accounts under court jurisdiction may have additional requirements.
--------------------------------------------------------------------------------
By Phone         Call Shareholder Services

(Only available  Telephone requests will be accepted:
if you have
completed and    o If the request is $50,000 or less. Institutional accounts may
sent to us the     exceed $50,000 by completing a separate agreement. Call
telephone          Institutional Services to receive a copy.
redemption
agreement        o If there are no share certificates issued for the shares you
included with      want to sell or you have already returned them to the Fund this prospectus)
                 o Unless you are selling shares in a Trust Company retirement plan account

                 o Unless the address on your account was changed by phone
                   within the last 30 days
--------------------------------------------------------------------------------
Through Your Dealer     Call your investment representative.
--------------------------------------------------------------------------------

Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners.

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

In-Kind Redemption. Each Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Advisers or the Board, result in the necessity of the fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Any portfolio securities paid or distributed in-kind would be valued as described under "How are Fund Shares Valued?" in the SAI. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where the Fund completes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the fund shares redeemed.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

Contingent Deferred Sales Charge

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o    Exchanges

o    Account fees

o    Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million in Class I shares, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be withdrawn annually free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o    Tax-free returns of excess contributions from employee benefit plans

o    Distributions   from  employee  benefit  plans,   including  those  due  to
     termination or plan transfer

What Distributions Might I Receive from the Fund?

The Fund declares dividends from its net investment income quarterly in March, June, September and December to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash.

To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the same class of the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.

Transaction Procedures and Special Requirements

How and When Shares are Priced

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

The Price We Use When You Buy or Sell Shares

You buy shares at the Offering Price of the class you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,

o    The Fund's name,

o    The class of shares,

o    A description of the request,

o    For exchanges, the name of the fund you're exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor before signing. A notarized signature is not sufficient.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

Account Registrations and Required Documents

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust, only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
Corporation      Corporate Resolution
--------------------------------------------------------------------------------
Partnership      1. The pages from the partnership agreement that identify the general partners, or

                 2. A certification for a partnership agreement
--------------------------------------------------------------------------------
Trust            1. The pages from the trust document that identify the
                    trustees, or

                 2. A certification for trust
--------------------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

Services to Help You Manage Your Account

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton Fund;

o    exchange shares between identically registered Franklin accounts; and

o    request duplicate statements and deposit slips for Franklin accounts.

You will need the code number for each class to use TeleFACTS. The code numbers for Class I and Class II of the Conservative Target Fund are 484 and 584, Moderate Target Fund are 485 and 585 and Growth Target Fund are 486 and 586.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

What If I Have Questions About My Account?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (EASTERN TIME)
DEPARTMENT NAME           TELEPHONE NO.        (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------

Shareholder Services      1-800/632-2301       5:30 a.m. to 5:00 p.m.

Dealer Services           1-800/524-4040       5:30 a.m. to 5:00 p.m.

Fund Information          1-800/DIAL BEN       5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)      6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Plans          1-800/527-2020       5:30 a.m. to 5:00 p.m.

Institutional Services    1-800/321-8563       6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)    1-800/851-0637       5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

Glossary

Useful Terms and Definitions

1933 Act - Securities Act of 1933, as amended

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - Each Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Fitch - Fitch Investors Services, Inc.

Franklin Funds - The mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Moody's - Moody's Investors Service, Inc.

Mutual Series - Franklin Mutual Series Fund, Inc., a member of the Franklin Group of Funds, formerly the Mutual Series Fund Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

Qualified Retirement Plan(s) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing, and defined benefit plans.

REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored  simplified  employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


Appendices

What are some of the Other Investment Policies and Strategies of, and Risks of an Investment in, the Underlying Funds?

Borrowing. As a fundamental investment restriction, each of the Underlying Funds (except Value, Mutual Shares, Discovery Shares, Developing Markets, Global Bond, Greater European, Latin America and Japan) may not borrow money except for temporary or emergency purposes. These Underlying Funds may borrow for such purposes up to the amounts indicated: Equity, Growth, Utilities, Short-Intermediate, Government Securities, AGE, Gold - 5% of total assets; Smaller Companies and Templeton Foreign - 5% of total assets for purposes of redeeming their shares for cancellation; Small Cap, Real Estate, Pacific Growth, Foreign Smaller - 10% of total assets; Investment Grade - 15% of total assets; Global Government - 30% of total assets; Natural Resources - 33% of total assets; and German Government and Hard Currency - 331/3% of total assets.

As a fundamental investment restriction, Value, Developing Markets, Greater European, Latin America and Japan may borrow money in an amount not exceeding 331/3% of their net assets; Global Bond may borrow money in an amount not exceeding 30% of its assets (however, the fund's board of trustees has adopted a policy of limiting the fund's borrowing to 5% of its net assets to increase holdings of portfolio securities); and Mutual Shares and Discovery Shares may borrow up to 331/3% of their assets (plus 5% for emergency or short-term purposes).

Brady Bonds. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of Brady Countries. There can be no assurance that Brady Bonds in which Latin America may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Convertible Securities, including Enhanced and Synthetic Convertible Securities. Because convertible securities have features of both common stocks and debt securities, their value can be influenced by both interest rate and market movements. As with a debt security, a convertible security tends to increase in value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the underlying common stock. Thus, its price tends to increase as the value of the underlying stock rises and decrease as the value of the underlying stock declines. In addition, because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Enhanced Convertible Securities. Pacific Growth, Foreign Smaller, Gold, Equity, Growth, Utilities, Value, and Real Estate may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

These funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which these funds may invest, consistent with their objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Underlying Funds. The fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Underlying Fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Underlying Fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

Synthetic Convertibles. Value, Pacific Growth and Foreign Smaller may invest in synthetic convertible securities. A synthetic convertible is created by combining distinct securities, which together have the two principal characteristics of a true convertible security: fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in both nonconvertible fixed-income securities and in either warrants, stock options, or stock index call options that grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or, in the case of stock index options, the right to receive cash.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the investment manager normally expects to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the investment manager determines that such a combination would better promote the fund's investment objective. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately, and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

Currency Fluctuations. Because certain of the Underlying Funds under normal circumstances will invest a substantial portion of their total assets in the securities of foreign issuers that are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the fund's Net Asset Value and any net investment income and capital gains to be distributed by the fund in U.S. dollars.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Underlying Funds value their assets daily in terms of U.S. dollars, the funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Certain funds may do so from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

Depositary Receipts. Many securities of foreign issuers are represented by ADRs, EDRs, and GDRs (collectively, "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.
Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, an Underlying Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the Depositary Receipts.

Depositary Receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that an Underlying Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Developing or Emerging Market Countries. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which results in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of capital market structure or market-oriented economy; and
(vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, some developing market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to an Underlying Fund and its shareholders.

There are further risks specific to investments in Eastern Europe, including Russia, and/or Latin America, for a further discussion of these risks, please see the SAI.

Equipment Related Instruments. Global Government may purchase equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment related instruments are used to finance the acquisition of new equipment. The instrument gives the bondholder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Equipment related instruments usually mature over a period of 10 to 15 years. In practical effect, equipment trust certificates, equipment lease certificates and conditional sales contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

German Government Bonds. The primary risk factors associated with investment in German government obligations arise in connection with market fluctuations in the level of German interest rates and in the exchange rate between the U.S. dollar and the German mark. At any given point in time, the impact of interest rate and currency exchange rate changes on German Government's Net Asset Value may be reinforcing or offsetting.

The yield and total return of German Government may be higher or lower than the yield and total return of a fund investing in U.S. dollar-denominated bonds of comparable maturity and quality. In addition, due to periodic interest rate and exchange rate volatility, the fund's Net Asset Value is likely to experience significant volatility from time to time, and this volatility may be greater than would be experienced by a comparable U.S. dollar-denominated bond fund.

Because of its investment primarily in German mark-denominated obligations and its policy of not hedging currency risk, German Government's Net Asset Value will likely exhibit greater day-to-day volatility than a fund that diversifies its currency risk across multiple currencies and/or regularly hedges its currency risk. Even though interest rates on German government obligations may from time to time exceed the rates on U.S. dollar-denominated bonds of comparable maturity and quality, a decline in the German mark relative to the U.S. dollar over any given period could more than offset any interest rate advantage, resulting in a negative total return for German Government over that period.

German interest rates and currency valuations have fluctuated unpredictably in the past and can be expected to do so in the future.

The following information is a brief summary of factors affecting German Government and does not purport to be a complete description of such factors. The information is based primarily upon information derived from public documents relating to securities offerings of issuers of German government obligations, from independent credit reports and historically reliable sources, but has not been independently verified by German Government, the Underlying Funds or the Funds.

The Federal Republic of Germany, which comprises what was formerly the nations of East Germany and West Germany, is considered by the rating agencies and by the fund's investment managers to be among the world's most creditworthy issuers of debt obligations. Both S&P and Moody's have assigned their highest ratings (AAA/Aaa) to obliga-tions of the Federal Republic of Germany.

The German mark is considered to be the primary reserve currency of Europe and, along with the Japanese yen, has increasingly been used as a reserve currency worldwide, sharing the traditional role of the U.S. dollar. Because of Germany's strong record of economic growth and responsible fiscal and monetary policy, the mark has been among the strongest of the world's major currencies in the period dating back to the return of freely floating exchange rates in the early 1970s. Of course, there can be no assurance that the German mark will perform or be regarded in the future as it has in the past.

The Bundesbank (the German central bank) operates largely independently of Germany's political system and is charged with responsibility for protecting the international value of the German mark. In response to the high levels of unification-related public and private expenditures and the inflationary pressures arising from these expenditures, the Bundesbank has maintained a tight monetary policy in recent years, resulting in interest rates well above those in the U.S., Japan and other countries outside Europe. In mid-1992, German interest rates began to decline as continued tight monetary policy created expectations of economic slowing. This decline in German rates continued through the end of 1993 as the German economy suffered a significant recession and the Bundesbank accelerated the easing process. During the first quarter of 1994, German yields began to rise as signs of economic growth emerged in the German economy.

The unification of East Germany and West Germany and the ensuing efforts to raise living standards and modernize infrastructure in what was previously East Germany have been a costly undertaking for Germany. Much of the cost of unification has been financed through deficit spending, resulting in significantly increased public-sector borrowing requirements since 1989. The ongoing high levels of public sector borrowing and spending in Germany resulting from unification may cause German interest rates and inflation rates to be higher than would otherwise be the case. This, in turn, may adversely affect the total returns on German government obligations. Unification has placed great pressure on the German economy and, although progress has recently been made to improve German government finances, these pressures may adversely affect monetary policy as conducted by the Bundesbank as well as the credit quality of German government obligations.

In addition to unification, the disintegration of the Soviet Union and its sphere of influence also may have an adverse impact on the German economy. In particular, Germany may be subject to increased immigration pressures and social discord. Germany also faces uncertainty with respect to repayment of government-guaranteed loans made to former eastern bloc countries.

GNMAs. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by non-callable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by a fund will have a direct impact on the Net Asset Value per share of the fund.

High Yielding, Fixed-Income Securities. High yielding, fixed-income securities frequently have call or buy-back features that permit an issuer to call or repurchase the securities from a fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the fund's investment manager may find it necessary to replace the securities with lower yielding securities which could result in less investment income to the fund. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the fund to manage the timing of its receipt of income, which may have tax implications.

A fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and a fund's ability to dispose of particular issues, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

Equity, Gold, Natural Resources, Small Cap, Real Estate, Value, AGE, Foreign Smaller and Global Government are authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if a fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the 1933 Act, which entails special responsibilities and liabilities. A fund may incur special costs in disposing of such securities; however, the fund will generally incur no costs when the issuer is responsible for registering the securities.

Equity, Gold, Natural Resources, Small Cap, Real Estate, Value, AGE, Foreign Smaller and Global Government may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The investment manager for these funds will carefully review their credit and other characteristics. The funds have no arrangement with their underwriters or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy which continued into 1993 depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer.

Factors adversely impacting the market value of high yielding securities will adversely impact an Underlying Fund's Net Asset Value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Illiquid Securities. An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which the fund has valued the security. Equity, Growth, Utilities, Small Cap, Value, Real Estate, Short-Intermediate, Government Securities, Investment Grade, AGE, Hard Currency, Developing Markets, Templeton Foreign, Smaller Companies, Global Bond, Global Government, Pacific Growth, Foreign Smaller, German Government and Gold may not purchase an illiquid security if, at the time of purchase, the fund would have more than 10% of its total net assets invested in such securities. Pacific Growth and Foreign Smaller intend to limit such investments to 5% of their respective net assets. Natural Resources, Mutual Shares, Discovery Shares, Greater European, Latin America and Japan may invest up to 15% of their respective total assets in illiquid securities.

Investment Company Securities. Certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and exemptions thereto. To the extent that a fund invests in an investment company, there may be duplication of advisory and other fees.

Japanese Issuers. Like other stock markets, the Japanese stock market can be volatile. For example, the Japanese stock market, as measured by the Nikkei Stock Average, increased by over 500% during the ten-year period ended December 31, 1989, reaching its high of 38,915.87 on December 18, 1989, and it has declined by over 50% since that time, falling to 16,505.67 on June 13, 1995. This decline has had an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies, in particular, Japanese banks, insurance companies and other financial institutions. This in turn has contributed to the recent weakness in Japan's economy. A continuance or recurrence of a Japanese stock market decline could have an adverse impact throughout Japan's economy.

Japan has had problems with certain of its trading partners, particularly the United States, to whom it sells significantly more than it buys in return. Even the dramatic appreciation of the yen relative to the dollar from (Y) 239 to approximately (Y) 87 per dollar between September 1985 and July 1995 has not altered the trade imbalance with the United States. However, Japan is taking steps to stimulate domestic demand through tax deductions, increased spending on construction and redevelopment, and easing of the discount rate. Efforts are underway, in particular, to open up Japanese markets to more U.S. products. Internally, certain commentators have pointed to Japan's rapidly aging population, an outdated retail and distribution system, a rigid education system, and a decrease in the work ethic among Japanese youth as potential sources of future economic difficulties. Three substantial economic stimulus programs were put into place in 1993, and in 1994 a personal income tax cut of considerable magnitude was announced. Additionally, private companies are successfully making a global diversification of their production facilities to cope with the yen appreciation against the U.S. dollar.

The common stocks of many Japanese companies continue to trade at high price-earnings ratios even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended historically to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the United States.

There are further risks specific to investments in Japan, for a further discussion of these risks, please see the SAI.

Loan Participations. AGE, Value, Mutual Shares, Discovery Shares and Global Government are authorized to acquire loan participations in which the funds will purchase from a lender a portion of a larger loan which it has made to a borrower. Generally, such loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Such loan participations, however, may enable the fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While loan participations generally trade at par value, the funds will be permitted to purchase such securities which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, such loan participations may appreciate in value. Loan participations carry substantially the same risks as those for defaulted debt obligations and may cause loss of the entire investment. AGE's investment in loan participations, some of which may be in default, and other defaulted securities will represent no more than 15% of the fund's net assets at the time of investment, subject to AGE's policy concerning illiquid securities to the extent that certain participations are considered to be illiquid. With respect to Value, Mutual Shares, and Discovery Shares, loan participations will be included in the funds' limitation on illiquid securities.

Loans of Portfolio Securities. Equity, Growth, Utilities, Small Cap, Value, Natural Resources, Real Estate, Short-Intermediate, Investment Grade, AGE, Mutual Shares, Discovery Shares, Greater European, Developing Markets, German Government, Latin America, Japan, Hard Currency, Global Bond, Pacific Growth, Foreign Smaller and Gold may lend securities they have purchased to certain securities dealers or other institutional investors, so long as the total amount of the loans does not exceed 10% of the value of each of Short-Intermediate's, Equity's, Growth's, Real Estate's, Utilities', AGE's, and Gold's total assets, 20% of Small Cap's total assets, 25% of Value's total assets, 30% of Investment Grade's, Global Government's, German Government's and Hard Currency's total assets, 33% of Natural Resources' total assets and, 331/3% of Greater European's, Pacific Growth's, Foreign Smaller's, Latin America's, Japan's, Global Bond's, and Developing Markets' total assets. Investment Grade, Mutual Shares, and Discovery Shares intend to limit such borrowing to 5% of their respective total assets.

In connection with such loans, the borrower must deposit with the fund's custodian bank collateral with an initial value of at least 100% of the initial value of the securities loaned, including any earned but unpaid interest. The value of the collateral and loaned securities is determined daily so that the fund has collateral for at least 100% (102% in the case of Short-Intermediate and Global Government) of the value of the loaned securities. The collateral must consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The funds loan securities with the primary goal of increasing their income. This is accomplished either through investing the cash collateral received in short-term interest bearing fixed-income securities, or by receiving a payment from the borrower called a loan premium. When the funds loan their securities, they continue to be entitled to all dividends or interest on those securities.

Developing Markets, Greater European, Latin America and Japan retain the right to terminate their loans at any time and obtain the return of the securities loaned within five business days.

In connection with securities loans, as with any extension of credit, there are risks of delay in recovery of the collateral or loss of rights in the collateral if the borrower fails financially.

Mortgage-backed Securities (including CMOs) and Asset-backed Securities (including CARs). Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. government securities and other mortgage-backed and asset-backed securities. The market value of mortgage-backed securities will generally decline when interest rates rise and rise when interest rates decline. However, mortgage-backed securities may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of a fund's principal investment to the extent of the premium paid.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. CARs are asset-backed securities. In the case of automobile receivables, there is a risk that the holders of these receivables may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state law. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

New or Unseasoned Companies. Certain Underlying Funds may invest in the securities of relatively new or unseasoned companies which are in their early stages of development or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. These companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management and may be unable to generate the funds necessary for growth or potential development. In addition, these companies may be developing or marketing new products and services for which markets are not yet or may never become established. As a result, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and, therefore, speculative.

Non-diversification. As non-diversified investment companies under the 1940 Act, Value, Natural Resources, Real Estate, Global Bond, German Government, Hard Currency and Global Government may concentrate their investments in the securities of a smaller number of issuers than if they were diversified companies. An investment in a non-diversified fund entails greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio, and economic, political, or regulatory developments may have a greater impact on the value of the fund's portfolio than would be the case if the portfolio were diversified among more issuers.

Public Utilities Securities. The risks of investments in the Public Utilities Industry include: risks associated with regulatory changes; risks associated with interest rate fluctuations; the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases; the difficulty of financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulties of the capital markets in absorbing utility debts and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and general effects of energy conservation.

REITs and other Real Estate-Related Investments. Equity, Developing Markets, AGE, Small Cap, Natural Resources, Smaller Companies, Foreign, Greater European, Pacific Growth, Foreign Smaller, Global Bond, Real Estate, Latin America and Japan may invest in entities which qualify as REITs for federal income tax purposes or in other marketable securities secured by real estate or interests therein. In order to qualify as a REIT, a company must invest primarily in real estate-related investments, and distribute virtually all of its taxable income to shareholders. Equity does not intend to invest more than 10% of its total assets in REITs. AGE, Natural Resources and Developing Markets will not invest more than 10% of their assets in REITs.

REIT investments are subject to risks common to all real estate investing, namely declines in the value of real estate, changes in general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. REITs are also subject to a number of risks directly related to their operations. For example, the success of a REIT depends upon large inflows of cash flowing from the underlying real estate investments. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the federal securities law registration requirements.

Repurchase   Agreements.   Each  Fund  and  Underlying  Fund  except  Government
Securities may engage in repurchase agreement transactions. In a repurchase agreement transaction, the fund purchases a U.S. government security from a bank or broker-dealer. The agreement provides that the security must be sold back to the bank or broker-dealer at an agreed-upon price and date. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value, including any earned but unpaid interest, equal to at least 102% of the dollar amount invested by the fund in each repurchase agreement as collateral. The value of the underlying U.S. government security is determined daily so that the fund has collateral of at least 100% of the value of the repurchase agreement. A repurchase agreement is considered to be a loan by the fund under the federal securities laws which regulate mutual funds.

In a repurchase agreement transaction, a default or insolvency by the bank or broker-dealer might cause a loss or delay in liquidating the collateral securing the repurchase agreement. A Fund or Underlying Fund might also incur costs in liquidating the collateral. The Funds and Underlying Funds, however, intend to enter into repurchase agreements only with financial institutions such as banks and broker-dealers which are considered to be creditworthy by the fund's investment manager.

Restricted Securities. Certain of the Underlying Funds may invest a specific percentage of their total assets in restricted securities. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If a fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the fund from receiving the value at which the securities are carried on the books of the fund at the time of the sale. Alternatively, the investment manager may sell unrestricted securities it might have retained if the fund had only held unrestricted securities.

Reverse Repurchase Agreements. Small Cap, Global Government and Natural Resources may enter into reverse repurchase agreements. These agreements involve the sale of securities held by the funds pursuant to an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. When entering into reverse repurchase transactions, cash or securities of a dollar amount equal in value to the funds' obligation under the agreement, including any earned but unpaid interest, will be maintained in a segregated account with each fund's respective custodian bank. The value of the securities subject to the reverse repurchase agreement will be determined daily.

Reverse repurchase agreement transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities subject to the agreement and the risk that a default by the purchaser may cause the fund to experience a loss.

Short Sales. Value may make short sales and short sales "against the box" up to 25% of its net assets. At any time, it will not have more than 15% of the value of its net assets in deposits or short sales "against the box." Global
Government may make short sales "against the box," provided that it will not have more than 10% of its Net Asset Value held as collateral for such short sales. Mutual Shares and Discovery Shares may make short sales up to 5% of their respective total net assets, and may sell securities "short against the box" without limit. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale "against the box," the fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Small Capitalization Stocks. Small capitalization stocks have historically been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Small company stocks also may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Small capitalization stocks may have many of the characteristics of securities of new or unseasoned companies as described above.

Standby Commitment Agreements. Natural Resources may from time to time enter into standby commitment agreements. Such agreements commit the fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the fund is paid a commitment fee, regardless of whether the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the fund has committed to purchase. The fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and/or price which is considered advantageous to the fund. The fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its net assets, taken at the time of acquisition of such commitment or security. The fund will at all times maintain a segregated account with its custodian bank of cash, cash equivalents, U.S. government securities or other securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the fund's Net Asset Value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Investments. Templeton Foreign, Smaller Companies, Global Bond, Developing Markets, Greater European and Latin America may invest in structured investments. Structured investments involve entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments.

Structured Investments may be of a class that is subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to a fund's restriction on investments in illiquid securities.

Temporary Investments.Several of the Underlying Funds have an express policy regarding temporary cash investments. Under certain circumstances, including in anticipation of and during temporary defensive periods, for liquidity purposes and to meet redemption requests, these Underlying Funds may invest in a variety of securities (some of the funds without limit). The types of securities in which the funds may invest for these purposes may include bonds and other debt obligations of companies of various nations throughout the world, debt obligations of the U.S. government or its political subdivisions (including obligations issued or guaranteed by U.S. government agencies or instrumentalities), debt obligations of other governments, bank obligations (certificates of deposit, letters of credit and bankers' acceptances or instruments secured by these obligations), time deposits, commercial paper, repurchase agreements, money market securities denominated in U.S. dollars or in the currency of any foreign country, and shares of affiliated money market funds. Certain Underlying Funds may also invest temporarily in high risk, lower quality debt obligations.

Trade Claims. AGE, Value, Mutual Shares, and Discovery Shares may invest a portion of their assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For purchasers such as these funds, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. In the event that the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price. AGE's investment in these instruments will not exceed, and Value intends to limit these investments to no more than, 5% of their respective net assets at the time of purchase. Trade claims are generally liquid as there is a secondary market, but the boards of the funds will monitor their liquidity.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trading in claims is not regulated by federal securities laws or the SEC. Currently, trading in claims is regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

U.S. Treasury Rolls. Investment Grade may enter into "U.S. Treasury rolls" in which the fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. During the period prior to settlement date, the fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after settlement date.

With respect to these transactions, Investment Grade could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, and if market conditions changed adversely. The fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Value Investing. Value will invest principally in the securities of companies believed by the investment manager to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry, the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. Often these companies are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or, in certain cases, bankruptcy.

Cyclical stocks in which Value may invest tend to increase in value more quickly during economic upturns than noncyclical stocks, but they also tend to lose value more quickly in economic downturns. As with all investments, there is always the possibility when investing in these securities that the investment manager may be incorrect in its assessment of a particular industry or company or that the investment manager may not purchase these securities at their lowest possible prices or sell them at their highest.

Value's purchase of securities of companies emerging from bankruptcy may present risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the fund to sell the securities or to value them based on actual trades.

Value's policy of investing in securities that may be out of favor, including turnarounds, cyclicals, and companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or which are not widely followed, differs from the approach followed by many other mutual funds. The investment manager believes, however, that these securities may provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

When-Issued, Delayed Delivery, and To-Be-Announced Transactions. Natural Resources, Real Estate, Short-Intermediate, AGE, German Government, Global Government and Global Bond may purchase and sell obligations on a "when issued" or "delayed delivery" basis. Natural Resources, AGE, Short-Intermediate and Global Government are not subject to any percentage limit with respect to these types of obligations. German Government may only invest up to 25% of its assets in such transactions. These transactions are arrangements in which a fund purchases securities with payment and delivery scheduled for a future time, generally within two weeks. Although AGE, Real Estate, Natural Resources, and Short-Intermediate will generally purchase securities on a when-issued basis with the intention of acquiring the securities, they may sell the securities before the settlement date if it is deemed advisable. When a fund is the buyer in these transactions, it will maintain with its custodian bank, in an account that is separate and apart from its normal custody account, cash or securities having a total value equal to the amount of the fund's commitment until payment for the obligation is made. Government Securities may purchase and sell GNMA certificates on a "To-Be-Announced" ("TBA") and "delayed delivery" basis, and is not subject to any percentage limit with respect to these transactions. These transactions are arrangements under which the fund may purchase securities with payment and delivery scheduled for a future time up to 60 days after purchase.

Purchases of securities on a when-issued, delayed delivery or TBA basis are subject to market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. If the other party to a when-issued, delayed delivery or TBA transaction fails to complete the transaction, the fund could miss a favorable price or yield opportunity. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date.

Zero Coupon and Pay-In-Kind Bonds. The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest, and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date and, if the issuer defaults, the fund may obtain no return at all on its investment. Zero coupon, deferred interest, and pay-in-kind bonds involve additional special considerations.

Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

Mutual Shares, Discovery Shares, Smaller Companies, Templeton Foreign, Greater European, Latin America, Japan, Global Bond, AGE and Value may purchase pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The fund will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the fund until the cash payment date or until the bonds mature. Accordingly, during periods when the fund receives no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet distribution requirements and such sales may be subject to the risk factors discussed above. AGE and Value are not limited in the amount of their assets that may be invested in these securities.

Description of Ratings

Corporate Bond Ratings

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Commercial Paper Ratings

Moody's

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch's

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect on assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.







                         SUPPLEMENT DATED JUNE 30, 1997
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                             DATED DECEMBER 31, 1996

I. The section "OFFICERS AND DIRECTORS" is revised to add the following:

  As of June 3, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of each Fund: approximately 2,495 shares of the Franklin Templeton Moderate Target Fund - Class I, and approximately 2,497 shares of the Franklin Templeton Growth Target Fund - Class I, representing in each case less than 1% of the total outstanding shares of each Fund's Class I shares. None of the officers and Board members owned any shares of the Franklin Templeton Conservative Target Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

II. The following paragraph is added at the end of the section "OTHER PAYMENTS TO SECURITIES DEALERS" under "How Do I Buy, Sell and Exchange Shares?"

  Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's
  support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

III. The following is added at the end of the section "CUMULATIVE TOTAL RETURN" under "How Does the Fund Measure Performance? - Total Return"

  The cumulative total return for each class of the Funds for the period ended April 30, 1997 was as follows:
                                                           CLASS I    CLASS II
--------------------------------------------------------------------------------
   FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND .........    3.71%      (1.70)%
   FRANKLIN TEMPLETON MODERATE TARGET FUND .............   (1.97)%     (0.19)%
   FRANKLIN TEMPLETON GROWTH TARGET FUND ...............   (2.87)%     (0.30)%

IV. The fourth paragraph under "MISCELLANEOUS INFORMATION" is replaced in its entirety with the following:

  As of June 3, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

    NAME AND ADDRESS                                   SHARE AMOUNT   PERCENTAGE
--------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CONSERVATIVE
    TARGET FUND - CLASS I

    Diane J. Burger & Teri D Guy JTWROS...............  4,999.967       5.8%
    48303 20th St W #63
    Lancaster CA 93534-7409

    Franklin Resources Inc  ..........................  5,015.717       5.8%
    Corporate Treasury
    1850 Gateway 6th Fl
    San Mateo CA 94403

    Margie Gobler Treasurer TTEE ..................... 18,750.989      21.8%
    Waterford Foundation
    FBO Public Education
    2306 Airport Rd
    Waterford MI 49327-1209

    A G Edwards & Sons Inc Cust ......................  9,491.020      11.0%
    FBO Maurice L. Bloxom Spousal IRA
    2245 W Williamsburg
    Springfield MO 65810-2244

    Paul H. Wangsness TTEE............................  4,954.843       5.7%
    Esther & Paul Wangsness 1996 TR
    DTD 09/30/96
    1012 Hamline Pl
    Burbank CA 91504-1937

    NAME AND ADDRESS                                   SHARE AMOUNT   PERCENTAGE
--------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CONSERVATIVE
    TARGET FUND - CLASS II

    Church of St John The Baptist .................... 11,082.320       5.4%
    Attn Charles F. Highland
    RR 2 Box 385
    Marietta OH 45750

    Stephans Inc FBO ................................. 50,824.348      24.9%
    Acct 789137941
    PO Box 34127
    Little Rock AR 72203

    FRANKLIN TEMPLETON MODERATE
    TARGET FUND - CLASS I

    FTTC TTEE For ValuSelect..........................963,940.438      84.2%
    DPRA Incorporated
    PO Box 2438
    Rancho Cordova CA 95741-2438

    FRANKLIN TEMPLETON
    MODERATE TARGET FUND - CLASS II

    Richard G. Robinson............................... 22,102.161       8.8%
    243 E Cottage Wood Ln
    Murray UT 84107

  From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

V. The following supplements the report of independent auditors and financial statements beginning on page 36:


FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
=======================================================================================================
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, APRIL 30, 1997 (UNAUDITED)

                                                                                              VALUE
SHARES   FRANKLIN CONSERVATIVE TARGET FUND                                                   (NOTE 1)
-------------------------------------------------------------------------------------------------------
        aMUTUAL FUNDS  98.2%
53,927   Franklin AGE High Income Fund.......................................              $  154,234
 5,527   Franklin Growth Fund................................................                 134,475
 1,993   Franklin Real Estate Securities Fund................................                  30,806
 2,135   Franklin Small Cap Growth Fund......................................                  40,520
 4,460   Franklin Templeton German Government Bond Fund......................                  51,785
 6,825   Franklin Templeton Hard Currency Fund...............................                  69,480
18,214   Franklin U.S. Government Securities Fund............................                 123,311
13,550   Franklin Utilities Fund.............................................                 125,882
 1,179   Franklin Value Fund.................................................                  22,273
12,019   Mutual Discovery Fund...............................................                 218,871
 8,054   Mutual Shares Fund..................................................                 157,540
 1,892   Templeton Developing Markets Trust..................................                  31,791
 6,874   Templeton Foreign Fund..............................................                  74,240
22,603   Templeton Global Bond Fund..........................................                 221,285
 5,869   Templeton Global Smaller Companies Fund.............................                  50,242
                                                                                           ----------
                    Total Long Term Investments (Cost $1,509,122)............               1,506,735
                                                                                           ----------


  FACE
 AMOUNT
--------
            bRECEIVABLES FROM REPURCHASE AGREEMENTS  0.1%
$  1,792     Joint Repurchase Agreement, 5.335%, 05/01/97 (Maturity Value $1,339)(Cost $1,339)
              Aubrey G. Lanston & Co., Inc., (Maturity Value $151)
               Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
              Barclays de Zoete Wedd Securities, Inc., (Maturity Value $130)
               Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
              Bear, Stearns & Co., Inc., (Maturity Value $151)
               Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
              Chase Securities, Inc., (Maturity Value $76)
               Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
              Citicorp Securities, Inc., (Maturity Value $76)
               Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
              Daiwa Securities America, Inc., (Maturity Value $151)
               Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
              Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $151)
               Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
              Fuji Securities, Inc., (Maturity Value $151)
               Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
              Sanwa Securities (USA) Co., L.P., (Maturity Value $151)
               Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
              UBS Securities, L.L.C., (Maturity Value $151)
               Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99              1,339
                                                                                           ----------
                    Total Investments (Cost $1,510,461)  98.3% ..............               1,508,074
                    Other Assets and Liabilities, Net  1.7%..................                  26,828
                                                                                           ----------
                    Net Assets  100.0% ......................................             $ 1,534,902
                                                                                           ==========

             At April 30, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $1,510,461 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was
                an excess of value over tax cost ............................             $     5,684
               Aggregate gross unrealized depreciation for all investments in which there was
                an excess of tax cost over value ............................                  (8,071)
                                                                                           ----------
               Net unrealized depreciation ..................................             $    (2,387)
                                                                                           ==========



PORTFOLIO ABBREVIATIONS:
L.L.C. -  Limited Liability Corp.
L.P.   -  Limited Partnership






aAll investments in the underlying funds are in Advisor Class or Class Z shares of those funds. Such shares carry no sales charges or distribution expenses.

bFace amount for  repurchase  agreements is for the underlying  collateral.  See
Note 1(g) regarding joint repurchase agreement.



                             The accompanying notes are an integral part of these financial statements.




FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
=======================================================================================================
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, APRIL 30, 1997 (UNAUDITED) (CONT.)

                                                                                              VALUE
SHARES   FRANKLIN TEMPLETON MODERATE TARGET FUND                                             (NOTE 1)
-------------------------------------------------------------------------------------------------------
        aMUTUAL FUNDS  99.8%
222,806  Franklin AGE High Income Fund.......................................              $  637,226
      8  Franklin Equity Fund................................................                      72
100,179  Franklin Growth Fund................................................               2,437,358
 41,062  Franklin Natural Resources Fund.....................................                 577,737
 16,619  Franklin Real Estate Securities Fund................................                 256,756
 20,792  Franklin Small Cap Growth Fund......................................                 394,415
 47,084  Franklin Templeton German Government Bond Fund......................                 546,648
  5,804  Franklin Templeton Hard Currency Fund...............................                  59,085
 35,693  Franklin Templeton Japan Fund.......................................                 268,768
 83,615  Franklin U.S. Government Securities Fund............................                 566,073
102,938  Franklin Utilities Fund.............................................                 956,294
  9,805  Franklin Value Fund.................................................                 185,219
138,929  Mutual Discovery Fund...............................................               2,165,703
 50,334  Mutual Shares Fund..................................................                 984,539
 20,160  Templeton Developing Markets Trust..................................                 338,693
 62,147  Templeton Foreign Fund..............................................                 671,184
121,157  Templeton Global Bond Fund..........................................               1,186,129
 40,418  Templeton Global Smaller Companies Fund.............................                 345,980
                                                                                           ----------
                    Total Long Term Investments (Cost $12,433,534)...........              12,577,879
                                                                                           ----------


  FACE
 AMOUNT
--------
            bReceivables from Repurchase Agreements 0.7%
$  96,789    Joint Repurchase Agreement, 5.335%, 05/01/97 (Maturity Value $95,315) (COST $95,301)
              Aubrey G. Lanston & Co., Inc., (Maturity Value $10,758)
               Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
              Barclays de Zoete Wedd Securities, Inc., (Maturity Value $9,249)
               Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
              Bear, Stearns & Co., Inc., (Maturity Value $10,758)
               Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
              Chase Securities, Inc., (Maturity Value $5,380)
               Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
              Citicorp Securities, Inc., (Maturity Value $5,380)
               Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
              Daiwa Securities America, Inc., (Maturity Value $10,758)
               Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
              Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $10,758)
               Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
              Fuji Securities, Inc., (Maturity Value $10,758)
               Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
              Sanwa Securities (USA) Co., L.P., (Maturity Value $10,758)
               Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
              UBS Securities, L.L.C., (Maturity Value $10,758)
               Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99             95,301
                                                                                           ----------
                    Total Investments (Cost $12,528,835)  100.5% ............              12,673,180
                    Liabilities in Excess of Other Assets  (0.5)% ...........                 (65,065)
                                                                                           ----------
                    Net Assets  100.0% ......................................             $12,608,115
                                                                                           ==========

             At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $12,528,835 was as follows:
              Aggregate gross unrealized appreciation for all investments in which there was
               an excess of value over tax cost .............................             $   172,882
              Aggregate gross unrealized depreciation for all investments in which there was
               an excess of tax cost over value .............................                 (28,537)
                                                                                           ----------
              Net unrealized appreciation ...................................             $   144,345
                                                                                           ==========



PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership






aAll investments in the underlying funds are in Advisor Class or Class Z shares of those funds. Such shares carry no sales charges or distribution expenses.

bFace amount for  repurchase  agreements is for the underlying  collateral.  See
Note 1(g) regarding joint repurchase agreement.



                             The accompanying notes are an integral part of these financial statements.




FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
=======================================================================================================
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, APRIL 30, 1997 (UNAUDITED) (CONT.)

                                                                                              VALUE
SHARES   FRANKLIN TEMPLETON GROWTH TARGET FUND                                               (NOTE 1)
-------------------------------------------------------------------------------------------------------
        aMUTUAL FUNDS  95.8%
24,675   Franklin AGE High Income Fund.......................................               $  70,572
    33   Franklin Equity Fund................................................                     307
29,705   Franklin Growth Fund................................................                 722,730
27,253   Franklin Natural Resources Fund.....................................                 383,452
 4,275   Franklin Real Estate Securities Fund................................                  66,056
 5,100   Franklin Small Cap Growth Fund......................................                  96,748
11,199   Franklin Templeton German Government Bond Fund......................                 130,020
17,906   Franklin U.S. Government Securities Fund............................                 121,222
17,234   Franklin Utilities Fund.............................................                 160,106
 4,825   Franklin Value Fund.................................................                  91,149
31,945   Mutual Discovery Fund...............................................                 581,715
 8,269   Mutual Shares Fund..................................................                 161,746
 5,442   Templeton Developing Markets Trust..................................                  91,423
20,779   Templeton Foreign Fund..............................................                 224,417
 6,132   Templeton Global Smaller Companies Fund.............................                  52,494
                                                                                           ----------
                    Total Long Term Investments (Cost $2,940,451)............               2,954,157
                                                                                           ----------


  FACE
 AMOUNT
--------
            bRECEIVABLES FROM REPURCHASE AGREEMENTS  0.3%
$ 10,754     Joint Repurchase Agreement, 5.335%, 05/01/97 (Maturity Value $10,652) (COST $10,650)
              Aubrey G. Lanston & Co., Inc., (Maturity Value $1,202)
               Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
              Barclays de Zoete Wedd Securities, Inc., (Maturity Value $1,034)
               Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
              Bear, Stearns & Co., Inc., (Maturity Value $1,202)
               Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
              Chase Securities, Inc., (Maturity Value $602)
               Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
              Citicorp Securities, Inc., (Maturity Value $602)
               Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
              Daiwa Securities America, Inc., (Maturity Value $1,202)
               Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
              Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,202)
               Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
              Fuji Securities, Inc., (Maturity Value $1,202)
               Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
              Sanwa Securities (USA) Co., L.P., (Maturity Value $1,202)
               Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
              UBS Securities, L.L.C., (Maturity Value $1,202)
               Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99             10,650
                                                                                           ----------
                    Total Investments (Cost $2,951,101)  96.1% ..............               2,964,807
                    Other Assets and Liabilities, Net  3.9%..................                 119,150
                                                                                           ----------
                    Net Assets  100.0%.......................................             $ 3,083,957
                                                                                           ==========

             At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $2,951,101 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was
                an excess of value over tax cost ............................             $    22,149
               Aggregate gross unrealized depreciation for all investments in which there was
                an excess of tax cost over value ............................                  (8,443)
                                                                                           ----------
                    Net unrealized appreciation .............................             $    13,706
                                                                                           ==========



PORTFOLIO ABBREVIATIONS:
L.L.C. -  Limited Liability Corp.
L.P.   -  Limited Partnership






aAll investments in the underlying funds are in Advisor Class or Class Z shares of those funds. Such shares carry no sales charges or distribution expenses.

bFace amount for  repurchase  agreements is for the underlying  collateral.  See
Note 1(g) regarding joint repurchase agreement.



                             The accompanying notes are an integral part of these financial statements.




FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
=======================================================================================================
Financial Statements

Statement of Assets and Liabilities
April 30, 1997 (unaudited)

                                                             FRANKLIN        FRANKLIN       FRANKLIN
                                                            TEMPLETON        TEMPLETON      TEMPLETON
                                                           CONSERVATIVE      MODERATE        GROWTH
                                                           TARGET FUND      TARGET FUND    TARGET FUND
                                                           -----------      -----------    -----------
Assets:
 Investments in securities:
  At identified cost ............................          $1,509,122       $12,433,534    $2,940,451
                                                           ===========      ============   ===========
  At value ......................................           1,506,735        12,577,879     2,954,157
 Receivables from repurchase agreements, at value and cost      1,339            95,301        10,650
 Cash............................................              72,679            20,446       135,961
 Receivables:
  Capital shares sold............................             109,943             9,684        86,837
  Unamortized offering costs ....................              26,922            26,922        26,922
  Unamortized organization costs ................              63,804            63,804        63,804
                                                           -----------      ------------   -----------
      Total assets ..............................           1,781,422        12,794,036     3,278,331
                                                           -----------      ------------   -----------
Liabilities:
 Payables:
  Investment securities purchased: ..............             154,240            85,000       101,522
  Distribution fees .............................               1,349             5,296         1,438
  Shareholder servicing cost ....................                 205               422           688
  Payable to manager for offering costs .........              26,922            26,922        26,922
  Payable to manager for organization costs .....              63,804            63,804        63,804
 Accrued expenses and other liabilities .........                  --             4,477            --
                                                           -----------      ------------   -----------
      Total liabilities .........................             246,520           185,921       194,374
                                                           -----------      ------------   -----------
Net assets, at value ............................          $1,534,902       $12,608,115    $3,083,957
                                                           ===========      ============   ===========
Net assets consist of:
 Undistributed net investment income (loss) .....            $  1,166          $  6,568       $  (672)
 Net unrealized appreciation (depreciation) on investments     (2,387)          144,345        13,706
 Net realized loss ..............................                (450)         (102,929)       (1,616)
 Class I capital shares .........................             424,875        10,996,314     1,631,507
 Class II capital shares ........................           1,111,698         1,563,817     1,441,032
                                                           -----------      ------------   -----------
Net assets, at value ............................          $1,534,902       $12,608,115    $3,083,957
                                                           ===========      ============   ===========
Class I Shares:
 Net assets, at value............................          $  426,093       $11,040,303    $1,634,785
                                                           ===========      ============   ===========
 Shares outstanding..............................              42,398         1,078,074       160,682
                                                           ===========      ============   ===========
 Net asset value per share*......................              $10.05            $10.24        $10.17
                                                           ===========      ============   ===========
Class II Shares:
 Net assets, at value............................         $1,108,809         $1,567,812    $1,449,172
                                                          ===========       ============   ===========
 Shares outstanding..............................            110,878            154,132       142,510
                                                          ===========       ============   ===========
 Net asset value per share*......................             $10.00             $10.17        $10.17
                                                          ===========       ============   ===========


*Redemption price per share is equal to net asset value less any applicable deferred sales charge.



                             The accompanying notes are an integral part of these financial statements.




FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
=======================================================================================================
Financial Statements (cont.)

Statement of Operations
for the period December 31, 1996
to April 30, 1997 (unaudited)

                                                    Franklin Templeton      Franklin Templeton      Franklin Templeton
                                                       Conservative              Moderate                 Growth
                                                       Target  Fund            Target  Fund            Target  Fund
                                                       ------------            ------------            ------------
Investment income:
 Dividends.......................................       $  5,024                $  35,273               $  1,789
 Interest (Note 1)...............................            185                   10,281                    386
                                                       ------------            ------------            ------------
 .................................................          5,209                   45,554                  2,175
                                                       ------------            ------------            ------------
Expenses:
 Asset Allocation fees (Note 6)..................            450                    5,165                    681
 Distribution fees - Class I (Note 6)............            150                    3,822                    411
 Distribution fees - Class II (Note 6)...........          1,199                    1,476                  1,075
 Shareholder servicing costs (Note 6)............            549                    1,171                  1,197
 Amortization of offering costs (Note 3).........         13,343                   13,343                 13,343
 Amortization of organization costs (Note 2).....          4,529                    4,529                  4,529
 Reports to shareholders.........................            853                    1,085                    849
 Professional fees...............................            501                      501                    501
 Other...........................................          1,877                    2,966                  1,963
 Asset Allocation fees waived by manager (Note 6)           (450)                  (5,165)                  (681)
 Other expenses assumed by Manager...............        (20,698)                 (13,508)               (21,021)
                                                       ------------            ------------            ------------
      Total expenses.............................          2,303                   15,385                  2,847
                                                       ------------            ------------            ------------
       Net investment income (loss)..............          2,906                   30,169                   (672)
                                                       ------------            ------------            ------------
Realized and unrealized gain (loss) from investments:
 Net realized loss...............................           (450)                (102,929)                (1,616)
 Net unrealized appreciation (depreciation)......         (2,387)                 144,345                 13,706
                                                       ------------            ------------            ------------
Net realized and unrealized gain.................         (2,837)                  41,416                 12,090
                                                       ------------            ------------            ------------
Net increase in net assets resulting from operations        $ 69                  $71,585               $ 11,418
                                                       ============            ============            ============



                             The accompanying notes are an integral part of these financial statements.




FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
=======================================================================================================
Financial Statements (cont.)

Statements of Changes in Net Assets
for the period December 31, 1996
to April 30, 1997 (unaudited)

                                                                       Franklin Templeton   Franklin Templeton   Franklin Templeton
                                                                          Conservative           Moderate              Growth
                                                                          Target  Fund         Target  Fund         Target  Fund
                                                                          ------------         ------------         ------------
                                                                              1997                 1997                 1997
                                                                          ------------         ------------         ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .......................................     $   2,906            $  30,169            $   (672)
  Net realized loss ..................................................          (450)            (102,929)             (1,616)
  Net unrealized appreciation (depreciation) on investments ..........        (2,387)             144,345              13,706
                                                                          ------------         ------------         ------------
      Net increase in net assets resulting from operations ...........            69               71,585              11,418
Distributions to shareholders from net investment income:
 Class I .............................................................          (548)             (22,997)                 --
 Class II ............................................................        (1,192)                (604)                 --
Increase in net assets from capital share transactions (Note 4) ......     1,496,573           12,520,131           3,032,539
                                                                          ------------         ------------         ------------
      Net increase in net assets......................................     1,494,902           12,568,115           3,043,957
Net assets:
 Beginning of period..................................................        40,000               40,000              40,000
                                                                          ------------         ------------         ------------
 End of period........................................................    $1,534,902          $12,608,115          $3,083,957
                                                                          ============         ============         ============
Undistributed net investment income (loss) included in net assets:
 Beginning of period..................................................          $ --                $  --                $ --
                                                                          ============         ============         ============
 End of period........................................................      $  1,166             $  6,568             $  (672)
                                                                          ============         ============         ============



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Fund Allocator Series (the Trust) is an open-end, non-diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust consists of three separate funds (the Funds): Franklin Templeton Conservative Target Fund (the Conservative Target Fund), Franklin Templeton Moderate Target Fund (the Moderate Target Fund), and Franklin Templeton Growth Target Fund (the Growth Target
Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. The investment objective of each Fund is to seek the highest level of long-term total return.

The Funds became effective December 31, 1996.

The Funds offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The Funds will invest primarily in open-end investment companies that are members of the Franklin Templeton Group of Funds (individually, an "Underlying Fund" and collectively, the "Underlying Funds"). The Underlying Funds include funds investing in U.S. and foreign stocks, bonds, and money market instruments. At any point in time, it can be expected that each Fund will invest in a different combination of Underlying Funds, reflecting the different levels of risk and return each Fund seeks.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION:

Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

B. INCOME TAXES:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

C. SECURITY TRANSACTIONS:

Investments in the Underlying Funds are accounted for on the date the Underlying Funds are purchased or sold (trade date). Realized gains and losses on investments in the Underlying Funds are determined on the basis of specific identification.

D. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative portion of net assets of each class.

E. ACCOUNTING ESTIMATES:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F. EXPENSE ALLOCATION:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

G. JOINT REPURCHASE AGREEMENTS:

The Funds may enter into joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1997, all outstanding repurchase agreements held by the Funds had been entered into on that date.

2. ORGANIZATION COSTS

The organization costs of the Funds are amortized on a straight-line basis over a period of five years from the effective date of registration under the Securities Act of 1933. In the event Franklin Resources, Inc. (Resources) (which was the sole shareholder prior to the effective date) redeems its initial shares within the five-year period, the pro-rata share of the then-unamortized deferred organization costs will be deducted from the redemption price paid to Resources. New investors exchanging into the Fund subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income. Franklin Advisers, Inc. (Advisers), the Funds' investment manager, advanced the organization costs of each of the Funds in the amount of $68,333. In an effort to minimize the Funds' expenses, Advisers agreed in advance to waive repayment of the current period's amortization of the Funds, aggregating $13,587.

3. OFFERING COSTS

The offering costs of the Funds are amortized on a straight-line basis over a period of twelve months from the effective date of registration under the Securities Act of 1933. Franklin Advisers, Inc. (Advisers), the Funds' investment manager, advanced the offering costs of each of the Funds in the amount of $40,265. In an effort to minimize the Funds' expenses, Advisers agreed in advance to waive repayment of the current period's amortization of the Funds, aggregating $40,029.

4. TRUST SHARES

At April 30, 1997, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Fund's shares for the period ended April 30, 1997 were as follows:


                                                        Franklin Templeton         Franklin Templeton        Franklin Templeton
                                                           Conservative                 Moderate                   Growth
                                                           Target  Fund               Target  Fund              Target  Fund
                                                       --------------------       --------------------      --------------------
                                                       Shares        Amount       Shares        Amount      Shares        Amount
                                                      --------      --------     --------      --------    --------      --------
Class I Shares:
1997*
Shares sold.....................................       40,599       $406,903    2,000,538    $20,396,145    159,216     $1,616,960
Shares issued in reinvestment of distributions..           53            545        2,237         22,994         --             --
Shares redeemed.................................         (254)        (2,573)    (926,701)    (9,442,825)      (534)        (5,453)
                                                      --------      ---------    --------      --------    --------      --------
Net increase....................................       40,398       $404,875    1,076,074    $10,976,314    158,682     $1,611,507
                                                      ========      =========    ========      ========    ========      ========
Class II Shares:
1997*
Shares sold.....................................      108,841     $1,091,306      152,230    $ 1,544,807    140,620     $1,422,154
Shares issued in reinvestment of distributions..          118          1,191           59            604         --             --
Shares redeemed.................................          (81)          (799)        (157)        (1,594)      (110)        (1,122)
                                                      --------      ---------    --------      --------    --------      --------
Net increase....................................      108,915     $1,091,698      152,132    $ 1,543,817    140,510     $1,421,032
                                                      ========      =========    ========      ========    ========      ========


*For the period December 31, 1996 to April 30, 1997


5. PURCHASES AND SALES OF SECURITIES

Purchases of the Underlying Funds (excluding purchases and sales of short-term securities) for the period ended April 30, 1997, were as follows:

                              Franklin Templeton     Franklin Templeton     Franklin Templeton
                                 Conservative             Moderate                Growth
                                 Target  Fund           Target  Fund           Target  Fund
                             --------------------   --------------------   --------------------
     Purchases................    $1,655,071              $23,890,600            $3,244,436
     Sales....................    $  145,498              $11,358,137            $  302,369


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

A. INVESTMENT ADVISORY AND ASSET ALLOCATION AGREEMENT:

Under the terms of an investment advisory and asset allocation agreement, Franklin Advisers, Inc. (Advisers), provides asset allocation advice and receives fees computed monthly at an annualized rate of 0.25% of each Fund's average daily net assets.

For the period ended April 30, 1997, Advisers agreed in advance to waive asset allocation fees and assume payment of other expenses as noted in the Statement of Operations.

B. ADMINISTRATIVE SERVICES

Under the terms of an administration agreement, Franklin Templeton Services, Inc. (FT Services) provides certain administrative services and facilities to each Fund at no charge.

C. SHAREHOLDER SERVICES AGREEMENT:

Under the terms of a shareholder service agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the period ended April 30, 1997, aggregated $2,917, of which $2,046 was paid to Investor Services.

D. DISTRIBUTION PLANS AND UNDERWRITING AGREEMENT:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II, of the average daily net assets of such class of the Funds, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $8,133 for the period ended April 30, 1997.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable Contingent Deferred Sales Charge (CDSC) for the period ended April 30, 1997, were as follows:


                                  Franklin Templeton     Franklin Templeton     Franklin Templeton
                                     Conservative             Moderate                Growth
                                     Target  Fund           Target  Fund           Target  Fund
                                 --------------------   --------------------   --------------------
     Total commissions received
      (including CDSC)...........      $20,736                $29,454                $44,156
     Paid to other dealers.......      $23,460                $35,236                $50,130
     CDSC........................         $  1                   $  5                   $  5

E. OTHER AFFILIATED PARTIES AND TRANSACTIONS:

Certain officers and directors of the Trust are also officers and/or directors of Advisers, FT Services, Investor Services, and Distributors, all wholly-owned subsidiaries of Resources and the Underlying Funds.


7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period by Fund are as follows:

                          PER SHARE OPERATING PERFORMANCE                                  RATIOS/SUPPLEMENTAL DATA
                ---------------------------------------------------              --------------------------------------------
                                                                                                                Ratio of Net
                                 Net                  Distri-             Net                Net       Ratio of  Investment
                      Net     Realized &     Total    butions            Asset              Assets     Expenses    Income
          Net Asset  Invest-  Unrealized     From    From Net            Value              at End       to          to
 Year      Value at   ment      Gain        Invest-   Invest-   Total    at End                of      Average    Average  Portfolio
 Ended    Beginning  Income   (Loss) on      ment      ment    Distri-     of      Total     Period      Net        Net    Turnover
July 31,  of Period  (Loss)   Securities  Operations  Income   butions   Period   Return+  (in 000's)  Assets++   Assets*    Rate
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
Class I Shares:
1997**     $10.00     $.05     $ .032       $.082     $(.032)   $(.032)   $10.05   0.82%    $  426      0.75%      2.10%     20.08%

Class II Shares:
1997**      10.00      .03      (.001)       .029      (.029)    (.029)    10.00   0.28      1,109      1.52       1.35      20.08

FRANKLIN TEMPLETON MODERATE TARGET FUND

Class I Shares:
1997**      10.00      .03       .234        .264      (.024)    (.024)    10.24   2.64     11,040      0.70       1.54     187.85

Class II Shares:
1997**      10.00      .02       .161        .181      (.011)    (.011)    10.17   1.81      1,568      1.50        .79     187.85

FRANKLIN TEMPLETON GROWTH TARGET FUND

Class I Shares:
1997**      10.00       --       .170        .170        --        --      10.17   1.70      1,635      0.75       0.06      24.89

Class II Shares:
1997**      10.00       --       .170        .170        --        --      10.17   1.70      1,449      1.43      (0.69)     24.89


*Annualized

**For the period December 31, 1996 (effective date) to April 30, 1997.

+Total return measures the change in value of an investment over the period indicated. It is not annualized. It does not include the maximum front-end sales charge or contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value.

++During the period indicated, Advisers agreed in advance to waive a portion of asset allocation fees and made payments of other expenses incurred by the Funds. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:


                                                            RATIO OF EXPENSES TO
                                                             AVERAGE NET ASSETS
                                                            --------------------
     FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
     Class I Shares: .......................................       12.38%
     Class II Shares: ......................................       13.13%

     FRANKLIN TEMPLETON MODERATE TARGET FUND
     Class I Shares: .......................................        1.62%
     Class II Shares: ......................................        2.37%

     FRANKLIN TEMPLETON GROWTH TARGET FUND
     Class I Shares: .......................................        8.51%
     Class II Shares: ......................................        9.61%







FANKLIN TEMPLETON
FUND ALLOCATOR
SERIES

STATEMENT OF
ADDITIONAL INFORMATION

DECEMBER 31, 1996

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN
--------------------------------------------------------------------------------

CONTENTS                                     PAGE

How does the Fund Invest its Assets?            2

Investment Restrictions ..........             14

Officers and Trustees ............             15

Investment Advisory, Asset Allocation
 and Other Services ..............             18

How does the Fund Buy Securities
 for its Portfolio? ..............             19

How Do I Buy, Sell and
 Exchange Shares? ................             20

How are Fund Shares Valued? ......             23

Additional Information on
 Distributions and Taxes.........              24

The Fund's Underwriter ...........             30

How does the Fund
 Measure Performance? ............             31

Miscellaneous Information ........             34

Useful Terms and Definitions .....             35

Financial Statements..............             36

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

Franklin Templeton Fund Allocator Series (the "Trust") is an open-end management investment company consisting of three separate non-diversified series: Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund. Each series may be referred to as the "Fund" or "Funds."

The Prospectus, dated December 31, 1996, as may be amended from time to time, contains the basic information you should know before investing in the Funds. For a free copy, call 1-800/DIAL BEN or write the Trust at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

How does the Fund Invest its Assets?

As described in the Fund's Prospectus, each Fund may invest its assets directly in the types of securities in which the Underlying Funds invest and may engage directly in the types of investment strategies in which each Underlying Fund may engage.

The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "How does the Fund Invest its Assets?"; "What are the Fund's Potential Risks?"; "How do the Underlying Funds Invest their Assets?"; and "What are some of the Other Investment Policies and Strategies of, and Risks of an Investment in, the Underlying Funds?"

OPTIONS ON SECURITIES AND SECURITIES INDICES

Call and Put Options on Securities. Certain Underlying Funds may write covered put and call options and purchase put and call options that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market.

Writing Call and Put Options. A call option gives the option holder the right to buy the underlying securities from the option writer at a stated exercise price. A put option gives the option holder the right to sell the underlying security at the option exercise price at any time during the option period.

A call option written by an Underlying Fund is "covered" if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and securities in a segregated account with its custodian bank. A put option written by the fund is "covered" if the fund maintains cash and securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then current market value of the underlying security. The writer of an option who wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction will be available to be effected at the time desired by the fund.

Effecting a closing transaction in the case of a written call option will permit the fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other fund investments. If the fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

A fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the fund may elect to close the position or take delivery of the security at the exercise price and the fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

Buying Call and Put Options. Certain of the Underlying Funds may buy call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

An Underlying Fund, for example, may buy put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options will allow the fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the fund will continue to receive interest or dividend income on the security. When an Underlying Fund sells a put option that it has previously purchased prior to the sale of the securities underlying such option, such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the fund owns or has the right to acquire.

Options on Stock Indices. Certain of the Underlying Funds may also buy and write call and put options on stock indices. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When an Underlying Fund writes an option on a stock index, it will establish a segregated account with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

Over-the-Counter ("OTC") Options. Certain of the Underlying Funds may write covered put and call options and purchase put and call options which trade in the over-the-counter market. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is the risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid a premium in advance by the dealer. (For additional risks relating to OTC options, see "Risk Factors and Considerations Regarding Options, Futures and Options on Futures").

Forward Conversions. Certain Underlying Funds may engage in forward conversions. In a forward conversion, an Underlying Fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the fund receives premiums which may offset part or all of the cost of purchasing the puts while forgoing the opportunity for appreciation in the value of the underlying security.

The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. Such price movements may also affect a fund's total return if the conversion is terminated prior to the expiration date of the option. In such event, a fund's return on forward conversions may be greater or less than it would have been if it had hedged the security only by purchasing put options.

Spread and Straddle Options Transactions. In "spread" transactions, an Underlying Fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," an Underlying Fund purchases or writes combinations of put and call options on the same security. When the fund engages in spread and straddle transactions, it seeks to profit from differentials in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the fund to buy and/or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option.

FUTURES TRANSACTIONS

Certain of the Underlying Funds may purchase or sell (i) financial futures contracts; (ii) interest rate futures contracts; (iii) options on interest rate futures contracts; (iv) stock and bond index futures contracts; and (v) options on stock and bond index futures contracts (collectively, "Futures Transactions"). A fund may enter into such Futures Transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges.

To the extent the fund enters into a futures contract, it will deposit in a segregated account with its custodian, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the fund's position, the fund will be required to pay to the futures commission merchant an amount equal to such change in value. In the event a fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variation margins.

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, each fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A fund can purchase futures contracts on foreign currency to fix the price in U.S. dollars or a security denominated in such currency that the fund has acquired or expects to acquire.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. A fund may incur brokerage fees when it purchases or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While each fund's futures contracts on securities or currency will usually be liquidated in this manner, a fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

Financial Futures Contracts. Financial futures are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currency, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date.

Interest Rate Futures Contracts. Interest rate futures contracts are futures contracts on debt securities. The value of these instruments changes in response to changes in the value of the underlying debt security, which depends primarily on prevailing interest rates.

A fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by a fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to a fund would increase at approximately the same rate, thereby keeping the Net Asset Value of the fund from declining as much as it otherwise would have.

Stock Index Futures Contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and a fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

For example, an Underlying Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When a fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

Options on Stock Index Futures. Certain of the Underlying Funds may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

Bond Index Futures and Options on such Futures. Certain of the Underlying Funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. An Underlying Fund's investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by it in other financial futures transactions. Certain of the Underlying Funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

Future Developments. Certain of the Underlying Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by such funds or which are not currently available but that may be developed, to the extent such opportunities are both consistent with the Underlying Fund's investment objectives and legally permissible for the fund.

CURRENCY TRANSACTIONS

Certain of the Underlying Funds may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets.

Forward Currency Exchange Contracts and Currency Futures Contracts. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

An Underlying Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the fund's investment manager (or sub-adviser) determines that there is a pattern of correlation between the two currencies. Certain of the Underlying Funds may also purchase and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in a fund's portfolio.

The fund's custodian will place cash or securities into a segregated account of each fund in an amount equal to the value of the fund's total assets committed to the forward foreign currency exchange contracts requiring each fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of each fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a fund's ability to utilize forward foreign currency exchange contracts may be restricted.

While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in forward contracts involve certain other risks. Thus, while a fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause a fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Currency Futures Contracts and Options Thereon. Certain of the Underlying Funds will also engage in futures contracts on foreign currencies and related options transactions. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

A fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Certain of the Underlying Funds may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency (or options contracts with respect to such futures contracts), or when a fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the investment manager (or sub-adviser) believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of a fund's portfolio securities denominated in such currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which each fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of each fund's foreign assets.

Writing and Purchasing Currency Call and Put Options. Certain of the Underlying Funds may write covered put and call options and purchase put and call options on foreign currencies. Such funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, a fund may purchase call options on currency for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in a fund's portfolio.

A call option written by a fund obligates the fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a fund would obligate the fund to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves risk that a fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

A fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the fund.

The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. A fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the fund's position.

A fund may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated ("protective puts"). The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specific currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a fund's portfolio securities due to currency exchange rate fluctuations. A fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency. Foreign currency options to be written or purchased by a fund will be traded on U.S. or foreign exchanges or over-the-counter.

Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

RISK  FACTORS  AND  CONSIDERATIONS  REGARDING  OPTIONS,  FUTURES  AND OPTIONS ON
FUTURES.

With respect to an Underlying Fund's hedging strategies, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between a fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by a fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If a fund's investment manager is not successful in employing such instruments in managing a fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, a fund will pay commissions and other costs in connection with such investments, which may increase the fund's expenses and reduce the return. In writing options on futures, a fund's loss is potentially unlimited and may exceed the amount of the premium received.

In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed above.

Positions in stock index options, stock and bond index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on a fund's ability to effectively hedge its securities or foreign currency exposure.

When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, a fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each fund will treat purchased OTC options and all assets used to cover written OTC options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the Commission.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange of the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

In the case of futures, the CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment manager may still not result in a successful transaction.

CONVERTIBLE SECURITIES

Certain of the Underlying Funds may invest in convertible securities. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While an Underlying Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ILLIQUID SECURITIES

Generally, an "illiquid security" is any security that cannot be disposed of promptly (e.g., within seven days) and in the ordinary course of business at approximately the amount at which the fund has valued the instrument. Subject to this limitation, the boards have authorized certain Underlying Funds to invest in certain restricted securities where such investment is consistent with the fund's investment objectives and has authorized such securities to be considered liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, as amended, and for which a liquid institutional market has developed. The fund boards will review periodically any determination by the investment manager to treat a restricted security as liquid, including the investment manager's assessment of current trading activity and the availability of reliable price information. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

INVESTMENTS IN FOREIGN SECURITIES

Securities which are acquired by an Underlying Fund outside the United States and which are publicly traded in the United States or on a foreign securities exchange or in a foreign securities market are not considered by the fund to be illiquid assets so long as the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries.

Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable United States and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the United States or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for the fund. Investments in foreign securities may also subject the fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Investments by an Underlying Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the fund's portfolio and the fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in Eastern Europe and Russia. Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, to act as foreign custodians of a fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Certain of the Underlying Funds may invest a portion of their assets in Russian securities, subject to the availability of an eligible foreign subcustodian approved by a fund's board of directors or trustees, as the case may be, in accordance with Rule 17f-5 under the 1940 Act. There can be no assurance that appropriate sub-custody arrangements will be available to the funds if and when one or more of the funds seeks to invest a portion of its assets in Russian securities.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (i) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade;
(x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a fund to lose its registration through fraud, negligence or even mere oversight. While an Underlying Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent an Underlying Fund from investing in the securities of certain Russian companies deemed suitable by its investment manager. Further, this could cause a delay in the sale of Russian company securities by a fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

Investments in Latin America. Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the United States and other more developed securities markets, and should be considered highly speculative. Such risks include: (i) restrictions or controls on foreign investment and limitations on repatriation of invested capital and Latin America's ability to exchange local currencies for U.S. dollars; (ii) higher and sometimes volatile rates of inflation (including risk of social unrest associated with periods of hyper-inflation); (iii) the risk that certain Latin American countries, which are among the largest debtors to commercial banks and foreign governments and which have experienced difficulty in servicing sovereign debt obligations in the past, may negotiate to restructure sovereign debt obligations; (iv) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) more substantial government involvement in and control over the local economies; and (vii) dependency on exports and the corresponding importance of international trade.

Latin American countries may be subject to a greater degree of economic, political, and social instability than is the case in the United States, Japan, or Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in governmental control through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) drug trafficking.

Investments in Japan. Japan Fund's concentration of its investments in Japan means the fund will be more dependent on the investment considerations discussed below and may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Japan include the following.

In the past, Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. Approximately 45% of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya.

Since the end of World War II, Japan has experienced significant economic development and among the free industrial nations of the world is second only to the United States in terms of gross national product ("GNP"). During the years of high economic growth in the 1960s and early 1970s, the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970s Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Since the mid-1980s Japan has become a major creditor nation, with extensive trade surpluses. With the exception of periods associated with the oil crises of 1974 and 1978, Japan has generally experienced very low levels of inflation. There is, of course, no guarantee these favorable trends will continue.

The Government of Japan has called for a transformation of the economy away from its high dependency on export-led growth towards greater stimulation of the domestic economy. In addition, there has been a move toward more economic liberalization and discounting in the consumer sector. These shifts have already begun to take place and may cause disruption in the Japanese economy.

Japan's economy is a market economy in which industry, and commerce are predominantly privately owned and operated. However, the Government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, with the majority imported from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Japan's principal export markets are the United States, Canada, the United Kingdom, Germany, Australia, Korea, Taiwan, Hong Kong and the People's Republic of China. The principal sources of its imports are the United States, South East Asia and the Middle East. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.

Although under normal circumstances at least 80% of the Japan Fund's assets will be invested in equity securities of Japanese issuers, the fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, including Japan, which are in addition to the usual risks inherent in domestic investments.

GOLD BULLION

As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, Franklin Gold Fund may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation or a hedge against inflation. The fund's ability to invest in gold bullion is restricted by the diversification requirements which the fund must meet in order to qualify as a regulated investment company under the Code, as well as the diversification requirements of the 1940 Act. In addition, the ability of the fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the fund's shares are qualified for sale. The fund has not previously invested in gold bullion because of these regulations. However, at the date of this SAI there do not appear to be any regulations currently in effect in the states in which the fund is qualified for sale prohibiting such purchases although some states may limit such purchases. Accordingly, if otherwise consistent with the fund's objectives, it only may invest up to 10% of its assets in gold bullion.

Fund assets will be invested in gold bullion at such times as the prospects of such investments are, in the opinion of management, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp or assay mark of the refinery or assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in the New York, London, and Zurich gold markets and in terms of volume, such gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the United States on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold will generally be made in such U.S. markets, although such transactions may be made in foreign markets when it is deemed to be in the best interest of the fund. Transactions in gold bullion by the fund are negotiated with principal bullion dealers unless, in the investment manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges and shipping costs for delivery to a custodian bank. Such costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.

WARRANTS

A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If an Underlying Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

SHORT-SELLING

In a short sale, an Underlying Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin re-quirements, until the short position is closed out.

An Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale.

In addition to the short sales discussed above, certain of the Underlying Funds may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

An Underlying Fund will place in a segregated account with its custodian bank an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they sold short.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except it may borrow up to 331/3% of its total assets (including the amount borrowed) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection with these borrowings. The Fund may (a) borrow in connection with short sales and "short sales against the box;" (b) borrow from banks or other persons to the extent permitted by applicable law; (c) enter into reverse repurchase agreements; (d) obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities; and (e) make margin payments in connection with futures, options and currency transactions.

2.  Underwrite  securities of other  issuers,  except insofar as the Fund may be
technically   deemed  an  underwriter  under  the  federal  securities  laws  in connection with the disposition of portfolio securities.

3. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests, except that the Fund could own real estate directly as a result of a default on debt securities it owns. This restriction does not preclude investments in marketable securities of issuers engaged in these activities.

4. Loan money, except as in consistent with the Fund's investment objective, and except that the Fund may (a) buy a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton Funds to the extent permitted by the 1940 Act and any rules or orders thereunder.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that the Fund may borrow as permitted by these restrictions.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Funds invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in its SAI.

Pursuant to an exemptive order issued by the SEC (Investment Company Act Release No. IC-22022, June 17, 1996) each Fund may (i) purchase more than 3% of the outstanding voting securities of any Underlying Fund, (ii) invest more than 5% of its assets in any one Underlying Fund and (iii) invest substantially all of its assets in the Underlying Funds.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Trust under the 1940 Act are indicated by an asterisk (*).

                           Positions and Offices     Principal Occupation
 Name, Age and Address     with the Trust            During the Past Five Years

 Frank H. Abbott, III (75)         Trustee
 1045 Sansome Street
 San Francisco, CA 94111

President  and  Director,   Abbott  Corporation  (an  investment  company);  and
director, trustee or managing general partner, as the case may be, of 32 of the investment companies in the Franklin Group of Funds.

 Harris J. Ashton (64)             Trustee
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (64)          Trustee
 Park Avenue at Morris County
 P.O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

 David W. Garbellano (81)          Trustee
 111 New Montgomery St., #402
 San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)           Chairman
 777 Mariners Island Blvd.         of the Board
 San Mateo, CA 94404               and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (56)       Vice President
 777 Mariners Island Blvd.         and Trustee
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W. T. LaHaye (67)           Trustee
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director, trustee or managing general partner, as the case may be, of 27 of the investment companies in the Franklin Group of Funds.

 Gordon S. Macklin (68)            Trustee
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Source One Mortgage Services Corporation (information services), Shoppers
Express (information services), Spacelab, Inc. (aerospace technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (51)              Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Kenneth V. Domingues (64)         Vice President -
 777 Mariners Island Blvd.         Financial Reporting
 San Mateo, CA 94404               and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 38 of the investment companies in the Franklin Group of Funds.

 Martin L. Flanagan (36)           Vice President
 777 Mariners Island Blvd.         and Chief
 San Mateo, CA 94404               Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (47)            Vice President
 777 Mariners Island Blvd.         and Secretary
 San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Donald P. Gould (38)              President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Managing Director, Templeton Worldwide, Inc.; from November 1993 to present, Executive Vice President, Franklin Institutional Services Corporation; from January 1995 to present, Senior Vice President of Templeton Franklin Investment Services, Inc.; from February 1992 to November 1993, independent consultant to the Franklin Templeton Global Trust; and from February 1992 to June 1993, independent consultant to Huntington Investment Trust. From December 1985 to February 1992, Chairman of the Board of the Franklin Templeton Global Trust. From 1988 to June 1993, President and Trustee, from 1988 to February 1992, Chairman of the Board, Huntington Investment Trust. From October 1985 to February 1992, President and Director of Huntington Advisers, Inc., a mutual fund investment adviser, and President of Huntington Investments, Inc., a mutual fund underwriter; trustee of two investment companies in the Franklin Group of Funds.

 Diomedes Loo-Tam (57)             Treasurer
 777 Mariners Island Blvd.         and Principal
 San Mateo, CA 94404               Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 38 of the investment companies in the Franklin Group of Funds.

 Edward V. McVey (59)              Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 33 of the investment companies in the Franklin Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board may in the future be, but are not currently, paid fees. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides an estimate of the total fees to be paid to the nonaffiliated Board members by the Trust, as well as the total fees paid to such Board members by the other funds in the Franklin Templeton Group of Funds.

                                                               Number of
                                             Total Fees       Boards in the
                                            Received from   Franklin Templeton
                                            the Franklin      Group of Funds
                                           Templeton Group    on Which Each
Name                                          of Funds*         Serves**
--------------------------------------------------------------------------------
Frank H. Abbott, III......................    $162,420            31

Harris J. Ashton..........................     327,925            56

S. Joseph Fortunato.......................     344,745            58

David Garbellano..........................     146,100            30

Frank W.T. LaHaye.........................     143,200            26

Gordon S. Macklin.........................     321,525            53

*For the calendar year ended December 31, 1995.

**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT ADVISORY, ASSET ALLOCATION AND OTHER SERVICES

Investment Manager and Services Provided. The Fund's investment manager is Advisers. Pursuant to the investment advisory and asset allocation agreement with the Fund, Advisers will determine how each Fund's assets will be invested pursuant to the investment objectives and policies of each Fund set forth in the Prospectus. Advisers will determine (a) the percentage range of assets of any Fund that may be invested in U.S. equity, international equity, U.S. fixed income, international fixed income and natural resources asset classes, (b) the Underlying Funds in which the Funds may invest, and (c) the percentage of assets that may be invested by each Fund in any one Underlying Fund. To the extent that the Funds invest directly in securities and engage directly in various investment practices, Advisers provides investment research and portfolio management services, including the selection of securities for the Funds to buy, hold or sell and the selection of brokers through whom the Funds' portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Funds' investment activities. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information Summary of Code of Ethics."

Investment Advisory and Asset Allocation Agreement. The investment advisory and asset allocation agreement is in effect until November 18, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The investment advisory and asset allocation agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. FT Services provides certain administrative services and facilities for the Fund at no charge. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Shareholder Servicing Agent. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodians. Investors Services, in its capacity as transfer agent to each Underlying Fund, acts as custodian of the shares of the Underlying Funds held by the Funds. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. For the fiscal year ending July 31, 1997, their auditing services will consist of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 1997.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

Orders for the purchase and sale of shares of the Underlying Funds will be placed directly with Distributors, which also acts as principal underwriter for shares of the Underlying Funds.

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by Advisers in accordance with criteria set forth in the investment advisory and asset allocation agreement and any directions that the Board may give.

When placing a portfolio transaction in circumstances where the Fund purchases securities directly and not through the Underlying Funds, Advisers seeks to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission  paid by the  Fund is  negotiated  between  Advisers  and the  broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The amount of commission is not the only factor Advisers considers in the selection of a broker to execute a trade. If Advisers believes it is in the Fund's best interest, Advisers may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of Advisers, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist Advisers in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to Advisers in advising other clients.

When Advisers believes several brokers are equally able to provide the best net price and execution, it may decide to execute transactions through brokers who provide quotations and other services to the Fund, in an amount of total brokerage as may reasonably be required in light of these services. Specifically, these services may include providing the quotations necessary to determine the Fund's Net Asset Value, as well as research, statistical and other data.

With respect to fixed-income securities, most purchases by the Fund are principal transactions at net prices and the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next investment management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the 1933 Act.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                    Sales
Size of Purchase - U.S. dollars     Charge
------------------------------------------
Under $30,000                        3.0%

$30,000 but less than $50,000        2.5%

$50,000 but less than $100,000       2.0%

$100,000 but less than $200,000      1.5%

$200,000 but less than $400,000      1.0%

$400,000 or more                       0%


Other Payments to Securities Dealers. Distributors will pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special  Services.  The Franklin  Templeton  Institutional  Services  Department
provides  specialized  services,  including  recordkeeping,   for  institutional
investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Securities issued by open-end investment companies, such as the Underlying Funds, are valued using their respective Net Asset Values for purchase orders placed at the close of the Exchange.

The following discussion addresses circumstances where a Fund purchases securities directly. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

1. DISTRIBUTIONS OF NET INVESTMENT INCOME.

The Underlying Funds receive income generally in the form of dividends, interest, original issue, market and acquisition discount and other income derived from its investments. This income, less the expenses incurred in the Underlying Funds' operations, is the net investment income of the Underlying Funds from which income dividends may be paid to the Funds. This income of the Funds, together with any income on direct investments made by the Funds (net of any direct expenses of the Funds), in turn becomes the basis for each Fund's distributions to you out of net investment income. Any distributions by the Funds from such income will be taxable to you, whether you take them in cash or in additional shares.

2. DISTRIBUTIONS OF CAPITAL GAIN.

The Underlying Funds may derive capital gains or losses in connection with sales of its portfolio securities. To the extent that an Underlying Fund earns a net short-term capital gain (an excess of net short-term capital gain over net long-term capital loss) during its fiscal year, the Funds' respective portion of that gain will be distributed to the Funds as an ordinary dividend and will become part of the Fund's net investment income as described immediately above. To the extent that an Underlying Fund earns a net capital gain (an excess of net long-term capital gain over net short-term capital loss), a Fund's respective portion of that gain will be distributed to the Fund as a capital gain dividend, and will become part of such Fund's long-term capital gain. It is unlikely that any of the Funds will realize any significant short-term capital gain on its direct investments in securities, but to the extent that it does so, that gain when distributed to you will be taxable as ordinary income. Distributions paid to you from net capital gain on direct investments made by each Fund, and from capital gain dividends paid to each Fund by any of the Underlying Funds will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Distributions of net short-term and long-term capital gain can only be made by the Underlying Funds or any of the Funds to the extent that each Fund's net short-term and long-term capital gain exceeds any available capital loss carryovers. Any resulting net short-term or long-term capital gains in each of the Funds will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

3. CERTAIN DISTRIBUTIONS PAID IN JANUARY.

Distributions from the Funds which are declared in December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. Each Fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

4. IMPACT OF CERTAIN SECURITIES AND TRANSACTIONS ON AVAILABLE DISTRIBUTIONS.

To the extent that any of the Underlying Funds invest in foreign securities, the gains that they realize on changes in the foreign currency in which the investments are made (foreign exchange gains) will be classified as ordinary income to the Underlying Fund. When these gains are distributed to the Funds, and subsequently are distributed to you, they will be taxable as ordinary income. Similarly, foreign exchange losses realized by the Underlying Funds, including any losses realized on the sale of foreign debt securities, will generally be treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Underlying Fund's income available for distribution to the Fund, and, in turn, the Fund's distributions of ordinary income to you. This may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

5. INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS.

Each Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held Fund shares for a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Fund.

TAXES

1. ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY.

Each Fund intends to elect and qualify to be treated as a regulated investment company under Subchapter M of the Code. The Trustees reserve the right not to qualify or maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to you. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of each Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, each Fund must meet certain specific requirements, including:

o The Fund must maintain a diversified portfolio of securities, wherein, at the close of each quarter of the taxable year, (i) not more than 25% of the value of the Fund's total assets are invested in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, and (ii) at least 50% of the value of the Fund's total assets are invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to a single issuer, do not exceed 5% of the value of the Fund's total assets;

o The Fund must derive 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of domestic or foreign securities, and other income derived with respect to its business of investing in such stock, securities or currencies;

o The Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months; and

o The Fund must distribute to its shareholders at least 90% of its net investment income for each of its fiscal years.

2. EXCISE TAX DISTRIBUTION REQUIREMENTS.

The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (and that are treated by you as received in December), but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

3. REDEMPTION OF FUND SHARES.

Redemptions and exchanges of each Fund's shares are taxable transactions for federal and state income tax purposes. You will recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you with respect to your investment in the Fund.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis on the new shares purchased.

4. DEFERRAL OF BASIS.

All or a portion of the sales charge that you paid for your shares in a Fund will be excluded from your tax basis in any shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the Fund or in another fund in the Franklin Templeton Group of Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated because of your reinvestment with Franklin Templeton Funds. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment in another Franklin Templeton Fund.

5. U.S. GOVERNMENT AND STATE OBLIGATIONS.

Because each of the Funds invests primarily in other regulated investment companies, rather than in direct obligations of the U.S. government or in U.S. territorial obligations, the Funds do not expect to pay dividends to you which will qualify for exemption from state income taxation. To the extent each Fund invests in such obligations, it may qualify some of its distributions to you for state tax-exempt treatment, subject in some states to minimum investment requirements that must be met by the Fund. At the end of each calendar year, each Fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your state personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

6. DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS.

As a corporate shareholder, you should note that a portion of the dividends paid by a Fund may qualify for the corporate dividends-received deduction. The amount so qualified depends upon the aggregate amount of dividends received by the Underlying Funds from domestic (U.S.) corporations. Corporate shareholders will be permitted in some circumstances to deduct these qualified dividends designated by a Fund, thereby reducing the tax that a corporate shareholder would otherwise be required to pay on such dividends. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were paid to an Underlying Fund were debt-financed or held by the Underlying Fund for less than 46 days. Similarly, if a corporate shareholder's Fund shares are debt-financed or held for less than 46 days, then such corporate shareholder's dividends-received deduction will be reduced or eliminated. Even if designated as dividends eligible for the deduction, all dividends (including any deducted portion) must be included in the computation of the corporation's alternative minimum taxable income.

7. INVESTMENT IN COMPLEX SECURITIES.

An Underlying Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under
Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by an Underlying Fund are generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each Section 1256 position held by an Underlying Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Underlying Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Even though marked-to-market, gains and losses realized on certain foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-capital losses within the Underlying Fund. The acceleration of income on
Section 1256 positions may require the Underlying Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Underlying Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of the Underlying Fund shares. The acceleration of income, and the conversion of long-term capital gains into short-term capital gains, and short-term capital losses into long-term capital losses within the Underlying Fund will have a direct impact on its distributions to a Fund, and in this way may directly affect the amount, character and timing of income distributed to you by a Fund.

When an Underlying Fund holds an option or contract which substantially diminishes its risk of loss with respect to another position of the Underlying Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The Underlying Fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

In order to retain its status as a regulated investment company, an Underlying Fund must also meet the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months (short-short gains). This requirement may limit the Underlying Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts. These transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Underlying Fund, resulting in additional short-short income for such Underlying Fund. Each Underlying Fund will monitor its transactions in such options, straddles, hedging transactions, forward and futures contracts and similar securities, and may make certain other tax elections in order to ensure continued qualification as a regulated investment company, and to mitigate the effect of the above rules.

Distributions paid to a Fund by an Underlying Fund out of ordinary income and short-term capital gains arising from the Underlying Fund's investments, including investments in options, forwards, and futures contracts, will be taxable to the Fund as ordinary income. This income will become part of the Fund's net investment income, and, as such, will available for distribution to you as an ordinary income dividend.

8. INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES.

Many of the Underlying Funds in which a Fund is authorized to invest may also invest in foreign securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time an Underlying Fund accrues income (including dividends) or other receivables, or accrues expenses or other liabilities, and the time the Underlying Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, and possibly other financial derivative contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Underlying Fund's investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Funds.

If an Underlying Fund's Section 988 losses exceed such Underlying Fund's other net investment income during a taxable year, the Underlying Fund generally will not be able to make ordinary dividend distributions to the Funds for that year. However, if distributions were made before the losses were realized, these distributions will be recharacterized as return of capital distributions for federal income tax purposes, rather than as ordinary dividend or capital gain distributions. The receipt of a return of capital distribution by one or more of the Funds may cause a portion of its distributions to you to be treated as a return of capital. In that event, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

As stated above, at least 90% of each Underlying Fund's income for each taxable year must consist of "qualifying income." Foreign currency gains derived by the Underlying Fund in the course of its investment activities generally will constitute qualifying income for purposes of this requirement. Similarly, such gains generally will not constitute "short-short" gains as described above unless such gains are deemed not to be directly related to the Underlying Fund's principal business of investing in stocks, other securities, and related options, futures and forward contracts. All of the Franklin Templeton funds investing in foreign securities intend to comply with the qualifying income and short-short requirements, and, therefore, will monitor their foreign currency gains and losses with a view to satisfying these tests.

Many Underlying Funds are also permitted to engage in certain interest rate and foreign currency swaps. The federal income tax treatment of these investments is unclear in certain respects. The interest income and foreign currency gains realized on such investments, may, in some circumstances, result in the realization of income not qualifying under the 90% income test, or may be deemed to be derived from the disposition of securities held less than three months in determining such Underlying Fund's compliance with the short-short test. To the extent that an Underlying Fund invests in interest rate and currency swap transactions, it will limit its investments to the extent necessary to comply with the qualifying income and short-short requirements.

An Underlying Fund may also be subject to foreign withholding taxes on income from certain of its foreign securities. Because 50% or more of the total assets of each Fund at the end of its fiscal year will generally be invested in other regulated investment companies rather than in securities of foreign corporations, the Funds will generally not be allowed to elect to pass-through to you your pro rata share of foreign taxes paid by the Underlying Funds. Instead, the Fund will deduct its share of any foreign taxes paid in computing its net investment income and the income distributed to you will be net of any foreign taxes paid by the Underlying Funds.

9. INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES.

The Underlying Funds may also invest in shares of foreign corporations which may be classified under the Code as Passive Foreign Investment Companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If an Underlying Fund receives an "excess distribution" with respect to PFIC stock, the Underlying Fund itself may be subject to a U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Underlying Fund. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Underlying Fund held the PFIC shares. The Underlying Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, neither the Fund nor you would be permitted to claim a credit on its or your tax return for the tax paid by the Underlying Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing the Underlying Fund's distributions to the Funds that are treated as ordinary dividends rather than long-term capital gain dividends.

The Underlying Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in many circumstances, the Underlying Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may become available that would involve marking-to-market the Underlying Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. If this election were made, tax at the Underlying Fund level under the PFIC rules would generally be eliminated. The Underlying Funds' intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the Underlying Fund (if any), the amount of income or gains distributed or deemed distributed by the Underlying Fund to the Funds, the amount of income or gains distributed to you by a Fund, and the timing and character of these distributions.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Underlying Fund acquires shares in that corporation. While Franklin Templeton Funds will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that they will be able to do so, and all Franklin Templeton Funds reserve the right to make such investments as a matter of their fundamental investment policy.

10. CONVERSION TRANSACTIONS.

Gains realized by an Underlying Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of an Underlying Fund's expected return is attributable to the time value of its net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2) the transaction is an applicable straddle;

3) the transaction was marketed or sold to the Underlying Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs. Application of these conversion transaction rules at the Underlying Fund level may have an effect on the amount and character of income realized by one or more of the Funds, and distributed to you.

11. STRIPPED PREFERRED STOCK.

Occasionally, an Underlying Fund may purchase "stripped preferred stock", that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into the Underlying Fund's income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal. Application of these rules at the Underlying Fund level may have an effect on the amount and timing of income realized by one or more of the Funds, and distributed to you.

12. ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) TRANSACTIONS.

Any Underlying Fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause it to recognize income prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as original issue discount ("OID") obligations. The Underlying Fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the Underlying Fund. Bonds acquired in the secondary market for a price less than their revised or adjusted issue price are said to have been acquired with market discount. For these bonds, the Underlying Fund may elect to accrue market discount on a current basis, in which case the Underlying Fund will be required to distribute any such accrued discount. If the Underlying Fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation. Application of these rules at the Underlying Fund level may have an effect on the amount and timing of income realized by one or more of the Funds, and distributed to you.

13. DEFAULTED OBLIGATIONS.

An Underlying Fund may be required to accrue income on defaulted obligations and to distribute such income to one or more of the Funds even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the Underlying Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of the Underlying Fund's shares.

FOR MORE INFORMATION ABOUT THE TAXATION OF EITHER THE UNDERLYING FUNDS OR THE FUNDS' INVESTMENTS, OR OF THE FUNDS' DISTRIBUTIONS TO YOU, PLEASE CONTACT YOUR PERSONAL TAX ADVISOR.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for both classes of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

THE RULE 12B-1 PLANS

Each class has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act.

The Class I Plan. Under the Class I plan, the Fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

The Class I plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

The Class II Plan. Under the Class II plan, the Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II plan, the Fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

The Class I and Class II Plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the investment advisory and asset allocation agreement with Advisers, or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for each class follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average  Annual Total  Return.  Average  annual total  return is  determined  by finding  the  average  annual  rates of return  over  one-,  five- and  ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual rates of return for the Fund will be calculated according to the SEC formula:

P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten- year periods (or fractional portion thereof)

Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof.

YIELD

Current Yield. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

Current yield figures will be obtained using the following SEC formula:

                           Yield = 2 [(a-b + 1)6 - 1]
                                       ---
                                       cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time.

VOLATILITY

Occasionally  statistics  may be used to show  the  Fund's  volatility  or risk.
Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial  publications:  The Wall Street  Journal,  Business Week,  Changing
Times,  Financial  World,  Forbes,   Fortune,  and  Money  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

o) Salomon Brothers Broad Investment Grade Index or its component indices measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

p) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

q) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return or the municipal bond market.

r) SB World Government Bond Index or its components indices:

The Index covers the available market for domestic Government bonds. It contains an all-inclusive universe of institutionally traded bonds. The Index is designed to measure the yield, price, and total return of domestic Government bond markets.

s) SB Mortgage Index:

Measures price, yield and total return of Mortgage backed securities.

t) SB World Money Market Index:

Approximates the performance of money market instruments of the following eight currencies both in domestic and Euromarkets: Canadian Dollar, Deutchsmark, Dutch Guilder, French Franc, Japanese Yen, Swiss France, U.K. Sterling and U.S. Dollar.

u) Salomon Brothers Composite High Yield Index or its component indices: measures yield, price, and total return of much of the below-investment grade U.S. corporate bond market.

v) Federal Reserve H15 publication: Measures yields for Constant Maturity treasury instruments.

w) The Goldman Sachs Convertible 100 Bond Index: Measures yield, price, and total return of Convertible Bonds.

x) CD Rates: Published by the Wall Street Journal, measures yields of Certificates of Deposit from Major New York Banks.

y) CS First Boston High Yield Index: Is an unmanaged, trader priced portfolio which measures total yield, price & total return of the high yield debt market.

z) Payden & Rygel 90 Day T-Bill Index: Measures total return of a Constant Maturity 90 day T-Bill.

aa) IBC Money Market Insight: Measures yield and return and assets of money market funds.

bb) Bond Buyer 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

cc) Bond Buyer 30-Bond Index - an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

dd) Bond Buyer 40-Bond Index - an index of municipal bond yields based upon yields of 40 revenue bonds maturing in roughly 29-30 years.

ee) J. P. Morgan Emerging Markets Bond Index + or its component indices: tracks yield, price, and total return for traded external debt instruments in the emerging markets. Included are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobond, and local markets instruments.

ff) J. P. Morgan Global Bond Index or its component indices: tracks yield, price, and total return for the traded sovereign issues of 13 international markets, the 13 markets measured are Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, U.K. and the U.S.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $152 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 124 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of either class.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

USEFUL TERMS AND DEFINITIONS

1933 Act - Securities Act of 1933, as amended

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

Prospectus - The prospectus for the Fund dated December 31, 1996, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly-owned subsidiaries of Resources.




FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

Report of Independent Auditors


To the Shareholders and Board of Trustees of Franklin Templeton Fund Allocator Series:

We have audited the accompanying statements of assets and liabilities of the three funds comprising the Franklin Templeton Fund Allocator Series (the Trust) as of December 20, 1996. The financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by managment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the three funds comprising the Franklin Templeton Fund Allocator Series as of December 20, 1996, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California
December 20, 1996




FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

Financial Statements

Statement of Assets and Liabilities

December 20, 1996


                                   Franklin Templeton   Franklin Templeton   Franklin Templeton
                                      Conservative           Moderate             Growth
                                      Target Fund          Target Fund          Target Fund
                                     ---------------     ----------------    ------------------
Assets:
 Cash held by custodian.............     $ 40,000         $ 40,000            $ 40,000

 Unamortized organization costs.....       68,333           68,333              68,333

 Unamortized offering costs.........       40,265           40,265              40,265
                                     ---------------     -----------------   ------------------

      Total assets..................      148,598          148,598             148,598
                                     ---------------     -----------------   ------------------

Liabilities:

 Accrued expenses for organization costs   68,333           68,333              68,333

 Accrued expenses for offering costs       40,265           40,265              40,265
                                     ---------------    ------------------   ------------------

      Total liabilities.............      108,598          108,598             108,598
                                     ---------------    ------------------   ------------------

Net assets..........................     $ 40,000         $ 40,000            $ 40,000
                                     ---------------    ------------------   ------------------
                                     ---------------    ------------------   ------------------

Computation  of net asset value and offering price per share for Class I & Class II:


Class I

 Net assets, at value...............     $ 20,000         $ 20,000            $ 20,000
                                     ---------------    ------------------   ------------------
                                     ---------------    ------------------   ------------------

 Shares outstanding.................        2,000            2,000               2,000
                                     ---------------    ------------------   ------------------
                                     ---------------    ------------------   ------------------

 Net asset value per share..........     $10.00           $10.00              $10.00
                                     ---------------    ------------------   ------------------
                                     ---------------    ------------------   ------------------

 Maximum offering price per
  share (100/95.5 of $10.00)             $10.47           $10.47              $10.47
                                     ---------------    ------------------   ------------------
                                     ---------------    ------------------   ------------------

Class II

 Net assets, at value...............     $ 20,000         $ 20,000           $ 20,000
                                     ---------------    ------------------   ------------------
                                     ---------------    ------------------   ------------------

 Shares outstanding.................        2,000            2,000              2,000
                                     ---------------    ------------------   ------------------
                                     ---------------    ------------------   ------------------

 Net asset value per share..........         $10.00        $10.00             $10.00
                                     ---------------    ------------------   ------------------
                                     ---------------    ------------------   ------------------

 Maximum offering price per
  share (100/99 of $10.00)                   $10.10        $10.10             $10.10
                                     ---------------    ------------------   ------------------
                                     ---------------    ------------------   ------------------


Note: Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund, and Franklin Templeton Growth Target Fund ("the Funds") are open-end, non diversified funds of the Franklin Templeton Fund Allocator Series, a management investment company registered under the Investment Company Act of 1940 and organized as a Delaware business trust on October 2, 1995. Organization expenses are being amortized over a five-year period and offering expenses are being amortized over a one-year period from the effective date of their registration under the Securities Act of 1933. As part of their organization, the Funds have issued, in a private placement, 2,000 shares of class I and II, respectively, of beneficial interest to Franklin Resources, Inc., at $10.00 per share. These shares have been designated as "initial shares".







                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                              File Nos. 811-7851 &
                                    333-13601

                                    FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

          (1)  Audited Financial Statements filed in Part B

               (i)   Report of Independent Auditors dated December 20, 1996

               (ii)  Statements of Assets and Liabilities dated December 20,
                     1996

          (2)  Unaudited Financial Statements filed in part B

               (i) Statement of Investments in Securities and Net Assets - April 30, 1997

               (ii)  Statements of Assets and Liabilities - April 30, 1997

               (iii) Statements of Operations - for the period ended April 30,
                     1997

               (iv) Statements of Changes in Net Assets - for the period ended April 30, 1997

               (v)   Notes to Financial Statements

          (b)  Exhibits:

               The following exhibits are incorporated herein by reference, except exhibits 8(ii), 11(i), 17(i), and 17(ii) which are attached herewith.

          (1)  copies of the charter as now in effect;

               (i)   Agreement and Declaration of Trust dated September 18, 1995
                     Filing: Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: October 7, 1996

               (ii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Templeton Fund Manager dated September 17, 1996
                     Filing: Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: October 7, 1996

               (iii) Certificate of Trust dated September 18, 1995
                     Filing: Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: October 7, 1996

               (iv) Certificate of Amendment to the Certificate of Trust of Franklin Templeton Fund Manager dated September 17, 1996
                     Filing: Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: October 7, 1996

          (2) copies of the existing By-Laws or instruments corresponding thereto;

               (i)   By-Laws
                     Filing: Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: October 7, 1996

          (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

               Not Applicable

          (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

               Not Applicable

          (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

               (i) Investment Advisory and Asset Allocation Agreement between Registrant and Franklin Advisers, Inc., dated November 19, 1996
                     Filing: Pre-Effective Amendment No. 2 to
                     Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: December 27, 1996

          (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

               (i) Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated November 19, 1996
                     Filing: Pre-Effective Amendment No. 2 to
                     Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: December 27, 1996

               (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and dealers
                     Registrant: Franklin Tax-Free Trust
                     Filing:  Post-Effective Amendment No. 22 to
                     Registration Statement on Form N-1A
                     File No. 2-94222
                     Filing Date: March 14, 1996

          (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

               Not Applicable

          (8)  copies of all custodian agreements and depository contracts under
               Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

               (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                     Filing: Pre-Effective Amendment No. 2 to
                     Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: December 27, 1996

               (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996

          (9) copies of all other material contracts not madein the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

               (i) Administration Agreement between Registrant and Franklin Templeton Services, Inc., dated November 19, 1996
                     Filing: Pre-Effective Amendment No. 2 to
                     Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: December 27, 1996

          (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

               (i)   Opinion and Consent of Counsel dated December 20, 1996
                     Filing: Pre-Effective Amendment No. 2 to
                     Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: December 27, 1996

          (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

               (i)   Consent of Independent Auditors dated June 24, 1997

          (12) all financial statements omitted from Item 23;

               Not Applicable

          (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

               (i) Subscription Agreement between Registrant and Franklin Resources, Inc., dated December 19, 1996
                     Filing: Pre-Effective Amendment No. 2 to
                     Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: December 27, 1996

          (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

               (i) Copy of Model Retirement Plan is Incorporated herein by reference to:
                     Registrant:  AGE High Income Fund, Inc.
                     Filing:  Post-effective Amendment No. 26 to
                     Registration Statement on Form N-1A
                     File No. 2-30203
                     Filing Date: August 1, 1989

          (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

               (i) Class I Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated December 31, 1996
                     Filing: Pre-Effective Amendment No. 2 to
                     Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: December 27, 1996

               (ii) Class II Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated December 31, 1996
                     Filing: Pre-Effective Amendment No. 2 to
                     Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: December 27, 1996

          (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited)

               (i) Schedule for Computation of Performance Quotation is Incorporated herein by reference to:
                     Registrant: Franklin Tax-Advantaged U.S. Government Securities Fund
                     Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                     File No. 33-11963
                     Filing Date: March 1, 1995

          (17) Powers of Attorney

               (i)   Power of Attorney dated May 29, 1997

               (ii)  Certificate of Secretary May 29, 1997

          (18) Copies of any plan entered into by registrant pursuant to Rule 18f-3 under the 1940 Act

               (i)   Multiple Class Plan dated November 19, 1996
                     Filing: Pre-Effective Amendment No. 2 to
                     Registration Statement on Form N-1A
                     File No. 333-13601
                     Filing Date: December 27, 1996

ITEM 25   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT

          Not Applicable


ITEM 26   NUMBER OF HOLDERS OF SECURITIES

As of April 30, 1997 the number of record holders of the only classes of securities of the Registrant was as follows:

                                                Number of Record Holders
Shares of Beneficial Interest           CLASS I      CLASS II      ADVISOR CLASS

Franklin Templeton Conservative
Target Fund                               65            85              0

Franklin Templeton Moderate
Target Fund                              130           179              0

Franklin Templeton Growth
Target Fund                              300           203              0


ITEM 27   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29   PRINCIPAL UNDERWRITERS

(a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin Government Securities Trust
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Annuity Fund
Templeton Variable Products Series Fund

(b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 31   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32   UNDERTAKINGS

(a) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

(b) The Registrant hereby undertakes to promptly call a meeting of Shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.




                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 30th day of June, 1997.

                                     FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                                     (Registrant)

                                     By:  DONALD P. GOULD*
                                          Donald P. Gould, President

Pursuant to the requirements of the Securities Act of 1933, this Consent to the Registration Statement of Franklin Templeton Fund Allocator Series, has been signed below by the following persons in the capacities and on the dates indicated:

Donald P. Gould*                               Principal Executive Officer
Donald P. Gould                                Dated: June 30, 1997

Martin L. Flanagan*                            Principal Financial Officer
Martin L. Flanagan                             Dated: June 30, 1997

Diomedes Loo-Tam*                              Principal Accounting Officer
Diomedes Loo-Tam                               Dated: June 30, 1997

Frank H. Abbott III*                           Trustee
Frank H. Abbott III                            Dated: June 30, 1997

Harris J. Ashton*                              Trustee
Harris J. Ashton                               Dated: June 30, 1997

S. Joseph Fortunato*                           Trustee
S. Joseph Fortunato                            Dated: June 30, 1997

David W. Garbellano*                           Trustee
David W. Garbellano                            Dated: June 30, 1997

Charles B. Johnson*                            Trustee
Charles B. Johnson                             Dated: June 30, 1997

Rupert H. Johnson, Jr.*                        Trustee
Rupert H. Johnson, Jr.                         Dated: June 30, 1997

Frank W.T. LaHaye*                             Trustee
Frank W.T. LaHaye                              Dated: June 30, 1997

Gordon S. Macklin*                             Trustee
Gordon S. Macklin                              Dated: June 30, 1997


*By:  /s/ Larry L. Greene
      Attorney-in-Fact
      (Pursuant to Powers of Attorney filed herewith)







                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                             REGISTRATION STATEMENT
                                  EXHIBIT INDEX

                                                             Page No.
                                                           In Sequential
Exhibit No             Description                       Numbering System

EX-99.B1(i)            Agreement and Declaration of           *
                       Trust dated September 18, 1995

EX-99.B1(ii)           Certificate of Amendment of            *
                       Agreement and Declaration of
                       Trust of Franklin Templeton Fund
                       Manager dated September 17, 1996

EX-99.B1(iii)          Certificate of Trust dated             *
                       September 18, 1995

EX-99.B1(iv)           Certificate of Amendment to the        *
                       Certificate of Trust of Franklin
                       Templeton Fund Manager dated
                       September 17, 1996

EX-99.B2(i)            By-Laws                                *

EX-99.B5(i)            Investment Advisory and Asset          *
                       Allocation Agreement between
                       Registrant and Franklin Advisers,
                       Inc., dated November 19, 1996

EX-99.B6(i)            Distribution Agreement between         *
                       Registrant and Franklin/Templeton
                       Distributors, Inc., dated
                       November 19, 1996

EX-99.B6(ii)           Forms of Dealer Agreements             *
                       between Franklin/Templeton
                       Distributors, Inc. and dealers

EX-99.B8(i)            Master Custody Agreement between       *
                       Registrant and Bank of New York
                       dated February 16, 1996

EX-99.B8(ii)           Terminal Link Agreement between        Attached
                       Registrant and Bank of New York
                       dated February 16, 1996

EX-99.B9(i)            Administration Agreement between       *
                       Registrant and Franklin
                       Templeton  Services, Inc., dated
                       November 19, 1996

EX-99.B10(i)           Opinion and Consent of Counsel         *
                       dated December 20, 1996

EX-99.B11(i)           Consent of Independent Auditors        Attached
                       dated June 24, 1997

EX-99.B13(i)           Subscription Agreement between         *
                       Registrant and Franklin
                       Resources, Inc., dated December
                       19, 1996

EX-99.B14(i)           Copy of Model Retirement Plan          *

EX-99.B15(i)           Class I Distribution Plan              *
                       pursuant to Rule 12b-1 between
                       Registrant and Franklin/Templeton
                       Distributors, Inc., dated
                       December 31, 1996

EX-99.B15(ii)          Class II Distribution Plan             *
                       pursuant to Rule 12b-1 between
                       Registrant and Franklin/Templeton
                       Distributors, Inc., dated
                       December 31, 1996

EX-99.B17(i)           Power of Attorney dated May 29,        Attached
                       1997

EX-99.B17(ii)          Certificate of Secretary dated         Attached
                       May 29, 1997

EX-99.B18(i)           Multiple Class Plan dated              *
                       November 19, 1996



*   INCORPORATED BY REFERENCE